As filed with the Securities and Exchange Commission on April 15, 2016

File No. 333-69386; 811-03457

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
UNDER
SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 20	☒

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT of 1940
Amendment No. 120	☒

Penn Mutual Variable Annuity Account III

(Exact Name of Registrant)

THE PENN MUTUAL LIFE INSURANCE

COMPANY

(Name of Depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive Offices of Depositor)

Depositor’s Telephone Number: 215-956-8000

Kevin T. Reynolds

Senior Vice President and Chief Legal Officer

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

(Name and Address of Agent for Service)

Copy to:

Michael Berenson

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Title of Securities Being Registered: Individual Variable Annuity Contracts – Flexible Purchase Payments.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2016 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	on (date) pursuant to paragraph (a) of Rule 485.

PennMutual

Prospectus

Penn Mutual
Variable Annuity Account III

May 1, 2016

PennFreedom® Variable Annuity

PROSPECTUS — MAY 1, 2016

Individual Variable and Fixed Annuity Contract - Flexible Purchase Payments

PENNFREEDOM

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172  • Telephone (800) 523-0650

This prospectus describes an individual variable and fixed annuity contract (“Contract”) offered by The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) and contains information that you should know before purchasing a Contract. Please read it carefully and save it for future reference.

The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date. The Contract:

•	has a variable component, which means that your Variable Account Value and any variable payout will be based upon investment experience (see investment options on next page),
•

has a fixed component, which means that your Fixed Account Value and any fixed payout will be based on purchase payments accumulated with interest which will vary, but will never be less than a guaranteed minimum rate (guaranteed rate is determined at the issue of the Contract and stays the same for the life of the Contract, the guaranteed rate is 3% for contracts purchased prior to November 17, 2011),

•	is tax-deferred, which means that you will not pay taxes until we begin to make annuity payments to you or you take money out,
•	allows you to choose to receive annuity payments over different periods of time, including over your lifetime,
•	offers enhanced guaranteed minimum death benefit options,
•	offers an estate enhancement death benefit option,
•	offers death benefit enhancement rider options,
•	offers an optional guaranteed minimum accumulation benefit rider,
•	offers an optional guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit rider,
•	offers a growth and income advantage benefit rider, and
•	offers a purchasing power protector benefit rider with an adjustment for changes in the inflation rate.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. It is a crime for anyone to tell you otherwise.

The Contract is not suitable for short-term investment. You may pay a deferred sales charge of up to 8% on early withdrawals. If you withdraw money before age 59 1/2, you may pay a 10% additional income tax. The Contract is not a bank deposit and is not federally insured.

You may return your Contract within ten days of receipt for a full refund of the Contract Value (or purchase payments, if required by law). Longer free look periods apply in some states. Your purchase payment will be allocated to the Subaccounts you have selected on the date we issue your Contract. To return your Contract, simply deliver or mail it to our office or to our representative who delivered the Contract to you. The date of the cancellation will be the date we receive your Contract.

You may obtain a Statement of Additional Information, dated May 1, 2016, from us free of charge by writing The Penn Mutual Life Insurance Company, Attn: SAI Request — CNN, Philadelphia, PA 19172 or by visiting our web site at www.pennmutual.com. Or, you can call us at (800) 523-0650. The Statement of Additional Information contains more information about the Contract. It is filed with the Securities and Exchange Commission (the “Commission”), and we incorporate it by reference into this prospectus. The table of contents of the Statement of Additional Information is at the end of this prospectus.

The Commission maintains a web site (http://www.sec.gov) that contains this prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Under the variable component of the Contract, you may direct us to invest your payments in one or more of the following underlying funds (the “Funds”) through Penn Mutual Variable Annuity Account III (the “Separate Account”).

Penn Series Funds, Inc.	Manager
Money Market Fund	Penn Mutual Asset Management, Inc.
Limited Maturity Bond Fund	Penn Mutual Asset Management, Inc.
Quality Bond Fund	Penn Mutual Asset Management, Inc.
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	MFS Investment Management
Large Core Growth Fund	Wells Capital Management, Inc.
Large Cap Value Fund	Loomis, Sayles & Company, L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSGA Funds Management, Inc.
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Neuberger Berman Investment Advisers LLC
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Wells Capital Management, Inc.
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSGA Funds Management, Inc.
Developed International Index Fund	SSGA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, Inc.
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, Inc.
Moderate Allocation Fund	Penn Mutual Asset Management, Inc.
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, Inc.
Conservative Allocation Fund	Penn Mutual Asset Management, Inc.

A prospectus for each of these Funds accompanies this prospectus.

GLOSSARY	5

EXPENSES	7

GLOSSARY

We have included in this section additional explanation of certain words or terms used in this prospectus. These words or terms are capitalized throughout this prospectus.

Accumulation Period:  A period that begins with your first purchase payment and ends on the Annuity Date.

Accumulation Unit:  A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

Administrative Office:  A reference to our administrative office means The Penn Mutual Life Insurance Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

Age Actual:  True calendar age in exact years (including fractions).

Age Nearest Birthday:  Age rounded to nearest whole number of years.

Annuitant:  The person during whose life annuity payments are made.

Annuity Date:  The date on which annuity payments start.

Annuity Payout Period:  The period of time, starting on the Annuity Date, during which we make annuity payments.

Annuity Unit:  A unit of measure used to calculate the amount of each variable annuity payment.

Beneficiary:  The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

Code:  The Internal Revenue Code of 1986, as amended.

Contract:  The combination variable and fixed annuity contract described in this prospectus.

Contract Date:  The date the Contract is issued.

Contract Owner:  The person specified in the Contract as the Contract Owner.

Contract Value:  The sum of the Variable Account Value and the Fixed Account Value.

Contract Year:  Each twelve-month period following the contract date.

Dollar Cost Averaging Accounts:  The two fixed account options available under the Contract that are used in conjunction with our dollar cost averaging program. We offer a Six Month Dollar Cost Averaging Account and a Twelve Month Dollar Cost Averaging Account.

Fixed Account Value:  The value of amounts held under the Contract in all fixed interest accounts.

Fund:  An open-end management investment company registered with the Securities and Exchange Commission (commonly known as a “mutual fund”) in which a Subaccount of a Separate Account invests all of its assets.

Separate Account:  Penn Mutual Variable Annuity Account III, a separate account of The Penn Mutual Life Insurance Company that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

Subaccount:  A division of the Separate Account which holds shares of the Funds.

Valuation Period:  The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the New York Stock Exchange is open for trading.

Variable Account Value:  The value of amounts held under the Contract in all Subaccounts of the Separate Account.

We or Us:  A reference to “we” or “us” denotes The Penn Mutual Life Insurance Company, also referred to in this prospectus as Penn Mutual or the Company.

You:  A reference to “you” denotes the Contract Owner or prospective Contract Owner.

EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between Subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchase Payments	None

Maximum Contingent Deferred Sales Charge	8% of purchase payments withdrawn(a)

Transfer Fee	None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Maximum Annual Contract Administration Charge	$40(b)
Separate Account Annual Expenses (as a percentage of Variable Account Value)
Mortality and Expense Risk Charge	1.30%
Asset Based Contract Administration Charge	0.15%

Total Separate Account Annual Expenses (without riders)	1.45%
Contract Rider Charges (Optional)
Enhanced Guaranteed Minimum Step-Up Death Benefit Rider	0.25%(c)(d)
Enhanced Guaranteed Minimum Rising-Floor Death Benefit Rider	0.35%
Estate Enhancement Death Benefit Rider (for Annuitants Age 60 and Under)	0.20%(e)
Estate Enhancement Death Benefit Rider (for Annuitants Age 61 to 70)	0.30%(f)
Estate Enhancement Death Benefit Rider (for Annuitants Ages 71 to 80)	0.60%(g)
Guaranteed Minimum Accumulation Benefit Rider	1.00%(h)
Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider (for Annuitants Ages 35 to 80)	1.00%(i)
Growth and Income Advantage Benefit Rider	1.00%(j)
Purchasing Power Protector Benefit Rider	1.25%(k)
Total Separate Account Annual Expenses, Including Maximum Charges for Contract Riders (as a percentage of Variable Account Value)	3.05%(l)

Optional Death Benefit Enhancement Riders(m)	Monthly Charge Per $1,000 Benefit
	Minimum	Maximum
	$0.208	$17.292

(a)	The charge decreases each year to zero in the fifth contract year as follows: first contract year — 8%; second contract year — 7%; third contract year — 6%; fourth contract year — 5%; fifth contract year and thereafter — 0%. See What Charges Do I Pay? in this prospectus.
(b)	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is more than $100,000.
(c)	The current annual charge for this rider is 0.20% and may not be increased beyond the maximum of 0.25%.
(d)	This rider is not available on Contracts issued after November 1, 2002.
(e)	The current annual charge for this rider is 0.15% and may not be increased beyond the maximum of 0.20%.
(f)	The current annual charge for this rider is 0.25% and may not be increased beyond the maximum of 0.30%.
(g)	The current annual charge for this rider is 0.55% and may not be increased beyond the maximum of 0.60%.
(h)	The current annual charge for this rider is 0.60% and may not be increased beyond the maximum of 1.00%.
(i)	The current annual charge for this rider is 0.90% for a single life guarantee and 1.00% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.
(j)	The current annual charge for this rider is 0.90% for a single life guarantee and 1.00% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.
(k)	The current annual charge for this rider is 1.15% for a single life guarantee and 1.25% for a joint life guarantee assessed as a percent of the Withdrawal Base, and neither may be increased beyond the maximum of 1.25%.
(l)

This is the total of the maximum total Separate Account Annual Expenses that may be charged with all available riders attached. Your total current charges will be between 1.45% and 3.05%, depending on whether you choose optional riders and which rider(s) you choose to purchase. You may purchase only one of the enhanced guaranteed minimum death benefit riders.
(m)	A Contract Owner may elect one of two Optional Death Benefit Enhancement Riders. The charge for a rider depends on the attained age of the Annuitant and on the amount of the Death Benefit Enhancement. It will be assessed on a pro rata basis on the Subaccounts of the Separate Account. See What Charges Do I Pay? in this prospectus.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Maximum and Minimum Total Fund Operating Expenses	Minimum:	Maximum:
(expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.38%	1.68%

The following table provides more specific detail about the total fund operating expenses for each Fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of an Underlying Fund’s average daily net assets)

Fund(1)	Investment Advisory Fees		Other Expenses	Acquired Fund Fees and Expenses	Total Fund Expenses
Money Market	0.33%	(2)	0.28%	0.00%	0.61%
Limited Maturity Bond	0.46%		0.27%	0.00%	0.73%
Quality Bond	0.44%		0.24%	0.00%	0.68%
High Yield Bond	0.56%		0.31%	0.00%	0.87%
Flexibly Managed	0.70%		0.22%	0.02%	0.94%	(3)
Balanced	0.00%		0.21%	0.50%	0.71%	(3)
Large Growth Stock	0.71%		0.27%	0.00%	0.98%
Large Cap Growth	0.55%		0.34%	0.00%	0.89%
Large Core Growth	0.60%		0.27%	0.00%	0.87%
Large Cap Value	0.66%		0.26%	0.00%	0.92%
Large Core Value	0.67%		0.25%	0.00%	0.92%
Index 500	0.13%		0.25%	0.00%	0.38%
Mid Cap Growth	0.70%		0.30%	0.00%	1.00%
Mid Cap Value	0.55%		0.26%	0.01%	0.82%	(3)
Mid Core Value	0.72%		0.35%	0.01%	1.08%	(3)
SMID Cap Growth	0.75%		0.32%	0.00%	1.07%
SMID Cap Value	0.95%		0.28%	0.00%	1.23%
Small Cap Growth	0.74%		0.29%	0.00%	1.03%
Small Cap Value	0.72%		0.27%	0.03%	1.02%	(3)
Small Cap Index	0.30%		0.39%	0.00%	0.69%
Developed International Index	0.30%		0.53%	0.00%	0.83%
International Equity	0.85%		0.30%	0.00%	1.15%
Emerging Markets Equity	1.18%		0.50%	0.00%	1.68%
Real Estate Securities	0.70%		0.27%	0.00%	0.97%
Aggressive Allocation	0.12%		0.22%	0.99%	1.33%	(3)
Moderately Aggressive Allocation	0.12%		0.20%	0.93%	1.25%	(3)
Moderate Allocation	0.12%		0.20%	0.86%	1.18%	(3)
Moderately Conservative Allocation	0.12%		0.21%	0.80%	1.13%	(3)
Conservative Allocation	0.12%		0.22%	0.72%	1.06%	(3)

(1)

The Funds are subject to an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown below. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses (“AFFE”), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing, for the Balanced Fund, AFFE shall be included as a direct operating expense of the Fund for purposes of the expense limitation agreement. Further, this agreement is expected to continue through April 30, 2017. The agreement may be terminated by a majority vote of the Board of Directors of Penn Series Funds, Inc. for any reason and at any time. The agreement may also be terminated, by the Fund’s investment adviser and Penn Mutual, for any reason, upon at least sixty (60) days’ prior written notice to Penn Series Funds, Inc. , such termination to be effective as of the close of business on April 30, 2017, or at such earlier time provided that such termination is approved by a majority vote of the Board of Directors of Penn Series Funds, Inc. and its Independent Directors (the Directors who are not “interested persons” of the Fund) voting separately. Unless terminated, this agreement will continue in effect from year to year for successive one-year periods. Under this agreement, to the extent Penn Mutual and the Funds’ investment adviser do not have an obligation to waive fees and/or reimburse expenses of a Fund (e.g., the Fund is operating at or below its expense limitation), Penn Mutual and the Fund’s investment adviser may seek reimbursement from the Fund for amounts previously waived or reimbursed by Penn Mutual and the Fund’s investment adviser, if any, during the Fund’s preceding three fiscal years. Penn Mutual and the Funds’ investment adviser, however, shall not be entitled to any reimbursement that would cause a Fund to exceed its expense limitation.

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Growth	1.07%
Limited Maturity Bond	0.74%	SMID Cap Value	1.26%
Quality Bond	0.73%	Small Cap Growth	1.13%
High Yield Bond	0.92%	Small Cap Value	1.02%
Flexibly Managed	0.94%	Small Cap Index	0.74%
Balanced	0.79%	Developed International Index	0.94%
Large Growth Stock	1.02%	International Equity	1.20%
Large Cap Growth	0.89%	Emerging Markets Equity	1.78%
Large Core Growth	0.90%	Real Estate Securities	1.02%
Large Cap Value	0.96%	Aggressive Allocation	0.40%
Large Core Value	0.96%	Moderately Aggressive Allocation	0.34%
Index 500	0.42%	Moderate Allocation	0.34%
Mid Cap Growth	1.00%	Moderately Conservative Allocation	0.35%
Mid Cap Value	0.83%	Conservative Allocation	0.38%
Mid Core Value	1.11%

(2)	The Money Market Fund’s actual total operating expenses for the most recent year were less than the Fund’s expense limitation amount shown above because the Fund’s investment adviser and Penn Mutual voluntarily waived and/or reimbursed expenses to the extent necessary to maintain the Fund’s net yield at a certain level as determined by Penn Mutual and the Fund’s investment adviser. Penn Mutual and the Fund’s investment adviser may recapture from the Fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recapture could negatively affect the Fund’s future yield. During the prior fiscal year, the Money Market Fund did not reimburse the Fund’s investment adviser or Penn Mutual for previously waived or reimbursed fees and expenses.
(3)	The Total Annual Fund Operating Expenses of each Fund may not correlate to the expense ratios in the Fund’s financial highlights. Financial statements reflect only the operating expenses of the Fund and do not include AFFE, which are fees and expenses incurred indirectly by the Fund though its investments in certain underlying investment companies.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

You also may pay premium taxes. These tables and the examples that follow do not show the effect of premium taxes. See What Charges Do I Pay? in this prospectus.

EXAMPLES OF FEES AND EXPENSES

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period and have purchased riders with maximum charges*:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,197	$1,973	$2,388	$4,806
Assuming Minimum Total Annual Fund Expenses	$1,080	$1,626	$1,791	$3,725

(2)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased riders with maximum charges*:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$475	$1,429	$2,388	$4,806
Assuming Minimum Total Annual Fund Expenses	$347	$1,058	$1,791	$3,725

(3)	If you surrender your Contract at the end of the applicable time period and have not purchased any riders:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,052	$1,544	$1,647	$3,452
Assuming Minimum Total Annual Fund Expenses	$933	$1,179	$998	$2,163

(4)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have not purchased any riders:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$317	$970	$1,647	$3,452
Assuming Minimum Total Annual Fund Expenses	$187	$580	$998	$2,163

*	The examples do not reflect charges for any Optional Death Benefit Enhancement Rider because the examples assume a 5% rate of return. There is no charge for either Optional Death Benefit Enhancement Rider for any month if cumulative prior performance has been positive, and there is no Death Benefit Enhancement payable.

CONDENSED FINANCIAL INFORMATION

Appendix A to this prospectus contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of the Company appear in the Statement of Additional Information. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847. We are located at 600 Dresher Road, Horsham, PA 19044. Our mailing address is The Penn Mutual Life Insurance Company Attn: Customer Service Group, Philadelphia, PA 19172. We issue and are liable for all benefits and payments under the Contract.

THE SEPARATE ACCOUNT

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust and is a “separate account” within the meaning of the federal securities laws. The Separate Account is divided into Subaccounts that invest in shares of different mutual funds.

•	The income, gains and losses, whether or not realized, of Penn Mutual do not have any effect on the income, gains or losses of the Separate Account or any Subaccount.

•	The Separate Account and its Subaccounts are not responsible for the liabilities of any other business of Penn Mutual.

The financial statements of the Subaccounts of the Separate Account for the year ended December 31, 2015 are included in the Statement of Additional Information referred to on the cover page of this prospectus.

Investment Options in the Separate Account

The Separate Account currently has Subaccounts that invest in the following Funds:

Penn Series Funds, Inc.:

Money Market Fund — The Fund is a government money market fund that seeks current income, while preserving capital and liquidity, and will invest no less than 99.5% of its total assets in government securities, cash or repurchase agreements that are collateralized fully by government securities or cash. The Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including relating to maturity, diversification, liquidity and credit quality.

Limited Maturity Bond Fund — The Fund seeks to maximize total return consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in short- to intermediate-term investment grade debt securities of U.S. government and corporate issuers, including mortgage-backed and asset-backed securities.

Quality Bond Fund — The Fund seeks to maximize total return over the long term consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in marketable investment grade debt securities, which are those securities rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined by the Fund’s investment adviser to be of comparably quality.

High Yield Bond Fund — The Fund seeks to realize high current income by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a widely diversified portfolio of high yield corporate bonds, often called “junk bonds,” income-producing convertible securities and preferred stocks that are rated below investment-grade or not rated by any major credit rating agency but deemed to be below investment-grade by the Fund’s sub-adviser.

Flexibly Managed Fund — The Fund seeks to maximize total return (capital appreciation and income) by investing primarily in common stocks of established U.S. companies that the Fund believes have above-average potential for capital growth.

Balanced Fund — The Fund seeks to achieve long-term growth and current income by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with the Fund’s target asset allocation. Under normal circumstances, the Fund will invest 50%-70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds. The Fund also may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Large Growth Stock Fund — The Fund seeks to achieve long-term growth of capital and increase of future income by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large capitalization companies (companies with market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase). The Fund invests primarily in common stocks of well established companies the Fund’s sub-adviser believes have long-term growth potential as well as companies that have the ability to pay increasing dividends through strong cash flow.

Large Cap Growth Fund — The Fund seeks to achieve long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies with large market capitalizations (companies with market capitalizations of more than $3 billion at the time of purchase). The Fund invests in the stocks of companies its sub-adviser believes to have above average earnings growth potential compared to other companies.

Large Core Growth Fund — The Fund seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in common and preferred stocks of large capitalization U.S. companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies. The Fund invests principally in equity securities of large capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders.

Large Cap Value Fund — The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities, of U.S. and non-U.S. incorporated entities, including, but not limited to common stock, American Depositary Receipts (ADRs), equity real estate investment trust securities (REITs), preferred securities and convertible preferred securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large capitalization companies (companies that have market capitalizations of more than $2 billion at the time of purchase). The Fund primarily invests in common stocks that its portfolio manager deems to be underpriced relative to long-term earnings and for cash flow potential.

Large Core Value Fund — The Fund seeks to achieve total return by investing primarily in value stocks of large capitalization companies (companies that have market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000® Value Index at the time of purchase). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies. Value stocks are stocks that, in the opinion of the Fund’s sub-adviser, are inexpensive or undervalued relative to the overall stock market.

Index 500 Fund — The Fund seeks to achieve total return (capital appreciation and income) which corresponds to that of the S&P 500® Index by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the S&P 500® Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the S&P 500® Index and close substitutes (such as index futures contracts) that are designed to track the S&P 500® Index.

Mid Cap Growth Fund — The Fund seeks to maximize capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell MidCap® Growth Index at the time of purchase). The Fund invests in equity securities of companies that the Fund’s sub-adviser believes have strong earnings growth potential and that are diversified across economic sectors.

Mid Cap Value Fund — The Fund seeks to achieve growth of capital by investing, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell MidCap® Index at the time of purchase). The Fund seeks to invest in the equity securities of high quality companies that the Fund’s sub-adviser believes are trading at a substantial discount to their intrinsic value where there is a strategic plan or event that is expected to both enhance value and narrow the value/price gap.

Mid Core Value Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies (companies whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies). The Fund seeks to invest in undervalued companies and hold each stock until the price has increased to, or is higher than, a level the Fund’s sub-adviser believes more accurately reflects the fair value of the company.

SMID Cap Growth Fund — The Fund seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in common stocks of small and medium capitalization U.S. companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell 2500® Growth Index at the time of purchase) that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies.

SMID Cap Value Fund — The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies (companies that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies. The Fund invests in companies that are determined by the Fund’s sub-adviser to be undervalued using its fundamental value approach.

Small Cap Growth Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small capitalization companies (companies that have market capitalizations of less than $4 billion at the time of purchase). The small capitalization companies in which the Fund invests are selected for their growth potential.

Small Cap Value Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. The Fund invests in equity securities that the Fund’s sub-adviser believes to be underpriced relative to a combination of such companies’ long term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

Small Cap Index Fund — The Fund seeks to replicate the returns and characteristics of a small cap index by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the Russell 2000® Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Russell 2000® Index and close substitutes (such as index futures contracts or other investment companies) that are designed to track the Russell 2000® Index.

Developed International Index Fund — The Fund seeks to replicate the returns and characteristics of an international index composed of securities from developed countries by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the MSCI EAFE Index (including American Depositary Receipts and Global Depositary Receipts) and close substitutes (such as index futures contracts) that are designed to track the MSCI EAFE Index.

International Equity Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. The Fund invests primarily in companies operating in the countries in Europe and the Pacific Basin.

Emerging Markets Equity Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its total assets in equity securities located in emerging market countries. For the Fund, an issuer is considered to be located in an emerging market country if, at the time of investment: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Real Estate Securities Fund — The Fund seeks to achieve a high total return consistent with reasonable investment risks by investing, under normal circumstances, at least 80%, and normally substantially all, of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities issued by real estate companies, including real estate investment trusts.

Aggressive Allocation Fund — The Fund seeks to achieve long-term capital growth consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (85%-100% of its assets in equity funds and 0%-15% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to stocks, and reflects an aggressive approach.

Moderately Aggressive Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (70%-100% of its assets in equity funds and 0%-30% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to stocks, and reflects a moderately aggressive approach.

Moderate Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations

(50%-70% of its assets in equity funds and 30%-50% of its assets in fixed income and money market funds). The portfolio of the Fund is allocated among stock, bond and cash investments with a majority of its assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Penn Series Aggressive Allocation and Moderately Aggressive Allocation Funds, but more aggressive than the Penn Series Moderately Conservative Allocation and Conservative Allocation Funds.

Moderately Conservative Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (30%-50% of its assets in equity funds and 50%-70% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a moderately conservative approach.

Conservative Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (20%-40% of its assets in equity funds and 60%-80% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a conservative approach.

Penn Mutual Asset Management, Inc., Horsham, Pennsylvania is investment adviser to each of the Funds and a wholly owned subsidiary of Penn Mutual. T. Rowe Price Associates, Inc., Baltimore, Maryland, is investment sub-adviser to the Flexibly Managed, Large Growth Stock and High Yield Bond Funds. Wells Capital Management, Inc., San Francisco, California, is investment sub-adviser to the Large Core Growth and SMID Cap Growth Fund. Ivy Investment Management Company, Shawnee Mission, Kansas, is investment sub-adviser to the Mid Cap Growth Fund. MFS Investment Management, Boston, Massachusetts, is investment sub-adviser to the Large Cap Growth Fund. Neuberger Berman Investment Advisers LLC, New York, New York, is investment sub-adviser to the Mid Cap Value Fund. American Century Investment Management, Inc., Kansas City, Missouri, is investment sub-adviser to the Mid Core Value Fund. Goldman Sachs Asset Management, L.P., New York, New York, is investment sub-adviser to the Small Cap Value Fund. Vontobel Asset Management, Inc., New York, New York, is investment sub-adviser to the International Equity Fund. Cohen & Steers Capital Management, Inc., New York, New York, is investment sub-adviser to the Real Estate Securities Fund. Janus Capital Management LLC, Denver, Colorado, is investment sub-adviser to the Small Cap Growth Fund. Eaton Vance Management, Boston, Massachusetts, is investment sub-adviser to the Large Core Value Fund. AllianceBernstein L.P., New York, New York, is investment sub-adviser to the SMID Cap Value Fund. Morgan Stanley Investment Management, Inc., New York, New York, is investment sub-adviser to the Emerging Markets Equity Fund. SSGA Funds Management, Inc., Boston, Massachusetts, is investment sub-adviser to the Index 500, Small Cap Index and Developed International Index Funds. Loomis, Sayles & Company, L.P., Boston, Massachusetts, is investment sub-adviser to the Large Cap Value Fund.

Shares of Penn Series are sold to other variable life and variable annuity separate accounts of Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company. For more information on the possible conflicts involved when the Separate Account invests in Funds offered to other separate accounts, see the Fund prospectuses and statements of additional information.

Read the prospectuses of these Funds carefully before investing.  You may obtain copies of the prospectuses which contain additional information about the Funds including their investment objectives and policies and expenses, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group — C3R, Philadelphia, PA 19172. Or, you may call, toll free, 800-523-0650.

Voting Instructions

You have the right to tell us how to vote proxies for the Fund shares in which your purchase payments are invested. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing your interest in a Subaccount by the net asset value per share of the Fund. If you are receiving annuity payments, we determine the number of full and fractional Fund shares that you may vote by dividing the reserve allocated to the Subaccount by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

Accumulation Units — Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first purchase payment, you receive the price next computed after we accept your application to purchase a Contract.

The value of an Accumulation Unit is $10 when a Subaccount begins operation. The value of an Accumulation Unit may vary, and is determined by multiplying its last computed value by the net investment factor for the Subaccount for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Subaccount, (2) any taxes on income or gains from investments held in the Subaccount, and (3) the mortality and expense risk charge at an annual rate of 1.30% and contract administration charge at an annual rate of 0.15% assessed against the Subaccount.

THE FIXED INTEREST ACCOUNTS

The fixed interest accounts are part of the Company’s general investment account. Interests in the fixed interest accounts are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. This prospectus generally discusses only the variable portion of the Contract. The staff of the Commission has not reviewed the disclosure in this prospectus relating to the fixed interest accounts. Disclosure regarding the fixed interest accounts, however, may be subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. See MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS in this prospectus.

THE CONTRACT

An individual variable and fixed annuity contract may be an attractive long-term investment vehicle for many people. Our Contract allows you to invest in:

•	the Separate Account, through which you may invest in one or more of the available Funds. See THE SEPARATE ACCOUNT in this prospectus.

•

the fixed interest accounts. The fixed interest accounts are guaranteed and funded by Penn Mutual through its general account. See THE FIXED INTEREST ACCOUNTS and MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS in this prospectus.

You decide, within Contract limits,

•	how often you make a purchase payment and how much you invest;

•	the Subaccounts and/or the fixed interest accounts in which your purchase payments are invested;

•	whether or not to transfer money among the available Subaccounts and fixed interest accounts;

•	the type of annuity that we pay and who receives it;

•	the Beneficiary or Beneficiaries to whom we pay death benefits; and

•	the amount and frequency of withdrawals from the Contract Value.

Your Contract has

•	an Accumulation Period, during which you make one or more purchase payments and we invest your payments as you tell us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We may, with any required approval of the Securities and Exchange Commission and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. We will notify you of any material contract amendment and mutual fund substitutions.

The Contract is available to individuals and institutions. The Contract also may be issued as individual retirement annuities under Section 408(b) of the Code in connection with IRA rollovers and as tax-deferred annuities under Section 403(b) of the Code (often referred to as qualified contracts).

You may contact us by writing The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172. Or, you may call (800) 523-0650.

How Do I Purchase a Contract?

Our representative will assist you in completing an application and sending it, together with a check for your first purchase payment, to our Administrative Office. All subsequent purchase payments should be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 9773, Providence, RI 02940-9773, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, 4400 Computer Drive, Westborough, MA 01581. We usually accept an application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your purchase payment to you within five business days unless you ask us to keep it while you complete the application.

The minimum initial purchase payment that we will accept is $10,000, with minimum subsequent purchase payments of $1,000, although we may decide to accept lower amounts. The Contract form describes a total purchase payment maximum of $2 million. We will accept up to $2 million in cumulative purchase payments per annuitant, across all Variable Annuity contracts with Penn Mutual.

What Types of Annuity Payments May I Choose?

You may choose from the following options:

•	An annuity for a set number of years — Annuity payments will continue for a specified number of years, which may not be for less than 5 nor more than 30;

•	A life annuity — Annuity payments will continue until the Annuitant’s death;

•

A life annuity with payments guaranteed for 10 or 20 years — Annuity payments will continue until the Annuitant’s death with payments for 10 or 20 years guaranteed regardless of when the Annuitant dies;

•	A joint and survivor life annuity — Annuity payments will continue until the death of the surviving joint Annuitant; or

•	Any other form of annuity that we and you may agree upon.

You may choose a variable annuity (except for the set number of years option), a fixed annuity, or a combination of both. You may choose a person other than yourself to be the Annuitant. The shorter the expected length of the Annuity Payout Period, the larger each payment will be. Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the date the Contract is purchased.

Variable Annuity Payments.  The size of your variable annuity payments will vary depending upon the performance of the Subaccounts that you choose for the Annuity Payout Period. Your payments also will depend on the size of your investment, the type of annuity you choose, the expected length of the annuity period, frequency with which you receive payments, and the annuity purchase rates and charges in your Contract. Currently, during the Annuity Payout Period, your variable annuity may not be allocated to more than four Subaccounts (three if you also choose a portion as a fixed annuity). In addition, you may not select other Subaccounts after the Annuity Date.

When you purchase a variable annuity, you will pick an assumed interest rate of 3% or 5%. If the annual net investment return during the Annuity Payout Period is greater than the assumed rate, your annuity payments will increase. If the annual net investment return is less, your payments will decrease. Choosing a higher assumed interest rate would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. Choosing a lower assumed interest rate would have the opposite effect.

During the Variable Annuity Payout Period, you (or your Beneficiary in the event of death) may transfer your Annuity Unit values among the Subaccounts of the Separate Account that you choose on the Annuity Date.

Fixed Annuity Payments.  The size of your fixed annuity payments will not change. The size of these payments is determined by a number of factors, including the size of your investment, the form of annuity chosen, the expected length of the annuity period, and a guaranteed 3% rate of return.

Other Information.  Unless you tell us otherwise:

•	you will receive a life annuity with payments guaranteed for 10 years (except if your Contract is issued under Section 403(b) of the Code you will receive a joint and survivor annuity).

•

the annuity will be split between fixed and variable accounts in the same proportions as your Contract Value on the Annuity Date. If your Contract Value is allocated to more than four Subaccounts (three, if there is Fixed Account Value under your Contract on the Annuity Date), the variable portion will be allocated to the Money Market Subaccount until you give us instructions to allocate it to not more than four Subaccounts (or three Subaccounts, whichever is applicable).

•

your annuity payments will begin on the later of (1) the first day of the next month after the Annuitant’s 95th birthday, or (2) 10 years after the contract date, unless state law requires an earlier Annuity Date. The Annuity Date under the Contract must be on the first day of a month.

You may change the Annuity Date or your annuity option by giving us written notice at our Administrative Office at least 30 days prior to the current Annuity Date. If your Contract Value is less than $5,000 ($2,000 for Contracts sold in New York), we may pay you in a lump sum. We usually make annuity payments monthly, starting with the Annuity Date, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each ($20 for Contracts sold in New York). For information on the tax treatment of annuity payments, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

What Are the Death Benefits Under My Contract?

You may designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate.

You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first.

If you die before the Annuity Date and you are not the Annuitant, we will pay your Beneficiary the Contract Value as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and any other information required to process the payment. If you are the Annuitant, we will pay your Beneficiary the death benefit described in the next paragraph.

For Contracts issued on or after August 11, 2003, if the Annuitant dies before the Annuity Date, we will pay a death benefit equal to the sum of the Separate Account death benefit and the Fixed Interest Account death benefit as of the date we receive proof of death and other information required to process the payment. The Fixed Account death benefit is the Fixed Account Value. The Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less adjusted partial withdrawals and transfers. “Adjusted partial withdrawals and transfers” means the amount of each partial withdrawal from or transfer out of the Separate Account, multiplied by the amount of the Separate Account death benefit just before the partial withdrawal or transfer, divided by your Variable Account Value just before the partial withdrawal or transfer. If you make a partial withdrawal or transfer at a time when the amount of your Separate Account death benefit is greater than your Variable Account Value, then your Separate Account death benefit amount will be reduced by an amount greater than the amount withdrawn or transferred.

For Contracts issued prior to August 11, 2003, the Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less partial withdrawals and transfers from the Separate Account on a dollar-for-dollar basis.

We generally pay the death benefit within seven days after we receive proof of death and all required information.

Optional Guaranteed Minimum Death Benefit Riders.  The guaranteed minimum death benefit riders described in the next two paragraphs are not available on Contracts issued after November 1, 2002.

Guaranteed Minimum Step-Up Death Benefit Rider.  The minimum death benefit will be paid if the Annuitant is 80 years of age or less at the time of death. The minimum death benefit is the highest Variable Account Value on the current or prior contract anniversary dates, adjusted as follows. For purposes of this death benefit rider only, the Variable Account Value on an anniversary date will be adjusted upward by the amount of any purchase payments allocated and transfers made to the Separate Account within the Contract Year. If a withdrawal or transfer is made from the Separate Account prior to death, the guaranteed minimum death benefit will be reduced by an amount that is in the same proportion that the amount withdrawn or transferred from the Separate Account (including any contingent deferred sales charge) was to the Variable Account Value on the date of the withdrawal or transfer.

Guaranteed Minimum Rising-Floor Death Benefit Rider.  The minimum death benefit will be paid if the Annuitant is 80 years of age or less at the time of death. The minimum death benefit is the sum of all purchase payments allocated and transfers made to the Separate Account, minus a reduction for any withdrawals or transfers made from the Separate Account (as described below), plus interest at 5%. Interest is calculated for the period amounts are held in the Separate Account, but not for any period after the Annuitant attains 80 years of age. If a withdrawal or transfer is made from the Separate Account prior to death, the guaranteed minimum death benefit will be reduced by an amount that is in the same proportion that the amount withdrawn or transferred from the Separate Account (including any contingent deferred sales charge) was to the Variable Account Value on the date of the withdrawal or transfer. The benefit may not exceed two times the purchase payments and transfers allocated to the Separate Account, less withdrawals and transfers out of the Separate Account.

A guaranteed minimum death benefit rider will terminate if you withdraw or transfer the full Variable Account Value from your Contract or transfer the full value out of the Separate Account. For information on the cost of the guaranteed minimum death benefit riders, see What Charges Do I Pay? in this prospectus.

Optional Death Benefit Enhancement Riders.  If the Annuitant is age 75 or less, you may purchase a death benefit enhancement rider as part of your Contract, and this must be elected at the time of application. If you purchase a death benefit enhancement rider, we will pay your Beneficiary(ies), upon the Annuitant’s death, a Death Benefit Enhancement, as described below, in addition to any other death benefit payment under the Contract. A death benefit enhancement rider provides a benefit when (1) cumulative prior performance has been negative such that the Minimum Death Benefit Amount (defined below) exceeds the Variable Account Value, as determined on the first day of a calendar month, and (2) the Annuitant dies during that month.

We offer two different death benefit enhancement riders: the Rising Floor Plus Death Benefit Enhancement Rider and the Step-Up Plus Death Benefit Enhancement Rider. You may purchase only one of these riders at the time you purchase your Contract. Neither rider may be purchased in combination with any other riders described in this prospectus, except (1) Contract Owners who purchased either of the riders prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below, or (2) Contract Owners who purchased the Estate Enhancement Death Benefit Rider. The Death Benefit Enhancement from either of these riders is limited to $1 million. The Death Benefit Enhancement is payable until age 95.

Rising Floor Plus Death Benefit Enhancement Rider.  If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month following the contract date and remains level during that month. The Death Benefit Enhancement for any month is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month; or (b) the sum of the purchase payments paid into the Separate Account adjusted for any withdrawals from the Separate Account.

On the contract date, the Minimum Death Benefit Amount is equal to purchase payments paid into the Separate Account.

On the first day of the calendar month following the contract date and all subsequent calendar months, the Minimum Death Benefit Amount is determined by taking (a) plus (b) minus (c) where:

(a)	is the Minimum Death Benefit Amount as of the later of the contract date and the first day of the prior calendar month plus an interest adjustment at an effective annual rate of 5% applied until the Annuitant reaches age 80;

(b)	is purchase payments paid into the Separate Account during the prior calendar month; and

(c)	is an adjustment for withdrawals taken from the Separate Account during the prior calendar month. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

Because the Minimum Death Benefit Amount under this rider is calculated based upon the allocations to the Separate Account, increasing your purchase payments allocated to the Separate Account will increase the value of the Minimum Death Benefit Amount. Transfers into the Separate Account are treated as purchase payments paid into the Separate Account. Likewise, all transfers from the Separate Account are treated as withdrawals taken from the Separate Account. A full withdrawal of funds from the Separate Account will cause the Rider to terminate.

Step-Up Plus Death Benefit Enhancement Rider.   If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month before age 80 and remains level during the month. The Death Benefit Enhancement is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month and (b) the sum of the purchase payments paid into the Separate Account less any withdrawals from the Separate Account. The Death Benefit Enhancement cannot be less than zero.

On the first contract anniversary, the Minimum Death Benefit Amount is equal to the greater of (a) the Variable Account Value and (b) the sum of the purchase payments paid into the Separate Account less any withdrawals from the Separate Account.

On each subsequent contract anniversary, the Minimum Death Benefit Amount is equal to the greater of (a) the Variable Account Value and (b) the Minimum Death Benefit Amount immediately prior to the contract anniversary.

In between contract anniversaries, the Minimum Death Benefit Amount is increased for purchase payments paid into the Separate Account and adjusted for withdrawals or transfers taken from the Separate Account. The adjustment is the greater of (a) the amount of the withdrawal and (b) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

Because the Minimum Death Benefit Amount under this rider is calculated based upon the allocations to the Separate Account, increasing your purchase payments allocated to the Separate Account will increase the value of the Minimum Death Benefit Amount. Transfers into the Separate Account are treated as purchase payments paid into the Separate Account. Likewise, all transfers from the Separate Account are treated as withdrawals taken from the Separate Account. A full withdrawal of funds from the Separate Account will cause the Rider to terminate.

Charge.   We will calculate and accrue a charge for your rider on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The charge will be based on the attained age of the Annuitant as of the prior contract anniversary and the amount of the Death Benefit Enhancement. Accrued charges will be deducted on the contract anniversary or, if sooner, on the date we pay the death benefit, you begin taking annuity payments or you surrender the Contract. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

For information on the cost of the death benefit enhancement riders, see What Charges Do I Pay? in this prospectus.

Estate Enhancement Death Benefit Rider.  You may purchase an estate enhancement death benefit rider with your Contract at the time the Contract is issued. This rider may not be purchased in combination with any other rider described in this prospectus, except (1) Contract Owners who purchased the rider prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below, or (2) Contract Owners who purchased the Rising Floor Plus Death Benefit Rider or the Step-Up Plus Death Benefit Rider. If you purchase the rider and the Annuitant dies before the Annuity Date, we will pay the estate enhancement death benefit to the Beneficiary as of the date we receive due proof of death and other information required to process the payment.

The amount of the estate enhancement death benefit will be a percentage of the sum of the Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, less all purchase payments, subject to a limit as specified in the Contract. If the purchase payments exceed the sum of Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, no estate enhancement death benefit will be paid. The Estate Enhancement Benefit Percentage and Benefit Cap vary based on the issue age of the Annuitant as shown below:

Issue Age Range	Estate Enhancement Benefit %	Estate Enhancement Benefit Cap % (applied to total purchase payments net of withdrawals)
1 - 60	40%	100%
61 - 70	35%	60%
71 - 80	30%	40%
81 and above	0%	0%

Example 1.  Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $90,000 and the Fixed Account Value is $30,000. The benefit amount before applying the limit would be $14,000, which is 35% of $40,000 (the sum of the Variable Account Value ($90,000), the Fixed Account Value ($30,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the benefit amount before applying the limit is less than the cap. Therefore, the estate enhancement death benefit would be $14,000.

Example 2.  Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $190,000 and the Fixed Account Value is $130,000. The benefit amount before applying the limit would be $84,000, which is 35% of $240,000 (the sum of the Variable Account Value ($190,000), the Fixed Account Value ($130,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the benefit amount before applying the limit is greater than the cap. Therefore, the estate enhancement death benefit would be capped at $48,000.

For information on the cost of the estate enhancement death benefit, see What Charges Do I Pay? in this prospectus.

Choosing a Lump Sum or Annuity.  Your Beneficiary has one year from your death to choose to receive the death benefit in a lump sum or as an annuity. Your Beneficiary has only 60 days to make this election if the death benefit is paid upon death of an Annuitant other than you.

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If the Beneficiary chooses a lump sum, he or she may ask us to postpone payment of the lump sum for up to five years except that an IRA can be continued as long as the Beneficiary withdraws annually an amount based on the Beneficiary’s life expectancy at the date of death of the IRA owner (until paid out, the death benefit will be allocated to Subaccounts of the Separate Account and/or the fixed interest accounts as directed by the Beneficiary).

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If the Beneficiary chooses an annuity, we will begin annuity payments no later than one year from the date of death. Payments will be made over the Beneficiary’s life or over a period not longer than the Beneficiary’s life expectancy.

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If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the death benefit will be paid to the Beneficiary in a lump sum.

If your Beneficiary is your surviving spouse, he or she may become the Contract Owner rather than receive the death benefit. If the spouse elects to become the Contract Owner, the Contract Value will be adjusted to equal the death benefit. Further, the spouse may exchange the continued Contract for a new variable contract of the same policy form, or a form designated by us if this form is no longer available for sale, and the Contract Value transferred to the new contract in the exchange will not be subject to a contingent deferred sales charge.

If there is more than one surviving Beneficiary, they must choose their portion of the death benefit in accordance with the above options.

If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of annuity.

Same sex marriages that are recognized as marriages under the law of the jurisdiction in which the marriage occurred are so recognized under federal law and will be afforded the same tax treatment and spousal annuity provisions. However, the IRS currently takes the position that relationships such as civil unions and domestic partnerships that are not recognized as marriages under applicable state (or foreign) law are not recognized as marriages for federal tax purposes. Please consult a tax or legal advisor for details and up-to-date information.

For further information on the tax treatment of death benefits, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

May I Transfer Money Among Subaccounts and the Fixed Interest Accounts?

Transfer Limits.  Notwithstanding any other provision of this contract, no more than two transfers may be made in a calendar month and no more than 12 such transfers can be made in a calendar year. Transfers pursuant to Dollar Cost Averaging or to Automatic Rebalancing programs will not count against this limit.

Before the Annuity Date.  You may transfer your Contract Value among Subaccounts of the Separate Account and the fixed interest accounts.

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The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount or fixed interest account. In the case of partial transfers, the amount remaining in the Subaccount or fixed interest account must be at least $250.

•	You may transfer amounts from a fixed interest account only at the completion of the interest period or within 25 days thereafter.

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You may transfer from the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account to a Subaccount of the Separate Account as described under Dollar Cost Averaging below.

•	You may not transfer from a Subaccount of the Separate Account to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

After the Annuity Date.  You or the Beneficiary (upon your death or the death of the Annuitant) may transfer amounts among Subaccounts of the Separate Account.

•	The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount. In the case of partial transfers, the amount remaining in the Subaccount must be at least $250.

•	Transfers are currently limited to the Subaccounts selected at the time of annuitization.

General Rules.  Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than dollar cost averaging and automatic rebalancing, we reserve the right to charge a fee, although we have no present intention of doing so. The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect.

Frequent Trading Risks.  We did not design this variable annuity and the available Subaccounts to accommodate market timing or frequent transfers between the Subaccounts. Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long–term returns of the underlying mutual funds. The reduced returns could adversely affect the Contract Owners, Annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the mutual fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance-dedicated mutual funds available through the Subaccounts generally cannot detect individual Contract Owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short–term trading by contract owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the effects of such frequent trading. Please review the mutual funds’ prospectuses for specific information about the funds’ short–term trading policies and risks.

Frequent Trading Policies.  We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owners, revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected Funds, the following steps will be taken on a uniform basis:

(1)	A letter is sent to the Contract Owner and to the registered representative/insurance agent associated with the Contract reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

(2)	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the Contract Owner’s original signature. Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

(3)	Any Contracts which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging.  Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If you have Contract Value of at least $10,000, you may allocate money to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account, and have a fixed percentage transferred monthly from the account to variable Subaccounts to achieve dollar cost averaging. The minimum transfer to each Subaccount must be at least $50. Dollar cost averaging may also be done from one of the following accounts: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. You may dollar cost average from these variable Subaccounts for up to 60 months, from the Six Month Dollar Cost Averaging Account for up to 6 months and from the Twelve Month Dollar Cost Averaging Account for up to twelve months. Only new purchase payments may be allocated to the six and twelve month Dollar Cost Averaging accounts. If you stop the program while in the Six or Twelve Month Dollar Cost Averaging Accounts, any money left in the account will be transferred into the Money Market Subaccount.

Automatic Rebalancing.  Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Subaccounts will fluctuate in response to investment performance, your assets allocation percentages may become out of balance over time. If you have a Contract Value of at least $10,000 you may elect automatic rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Subaccounts to maintain a specified percentage allocation among your selected variable investment options. You may elect to participate in the program when you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office at 800-523-0650. You may discontinue the program at any time.

Dollar cost averaging and automatic rebalancing may not be in effect at the same time and are not available after annuitization. There is no charge for dollar cost averaging or automatic rebalancing.

May I Withdraw Any of My Money?

Before the Annuity Date and the death of the Contract Owner or Annuitant, you may withdraw all or part of your Contract Value. We base your withdrawal on your Contract Value next determined after we receive proper authorization (and the Contract, in case of a full withdrawal) from the Contract Owner for withdrawal at our Administrative Office. We normally will pay you within seven days. You may pay a contingent deferred sales charge when you withdraw Contract Value. See What Charges Do I Pay — Contingent Deferred Sales Charge in this prospectus. You may pay tax when you make a withdrawal, including an additional 10% tax under certain circumstances. See FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

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The minimum withdrawal is $500. However, if it is your first withdrawal in a Contract Year, the minimum withdrawal is the Free Withdrawal Amount (as defined below) if that amount is less than $500. See What Charges Do I Pay — Free Withdrawals in this prospectus.

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You may make a partial withdrawal only if the amount remaining in the Contract is at least $5,000 and the balance remaining in the Subaccount or fixed interest account from which the withdrawal is made is at least $250.

•	If you do not tell us otherwise, the withdrawal will be taken pro rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the fixed interest accounts beginning with the fixed interest account with the shortest interest period. Within a fixed interest account, partial withdrawals will be made from amounts most recently allocated, renewed or transferred.

Systematic Withdrawals.  If you have not exhausted your Free Withdrawal Amount in the current Contract Year, you can make systematic withdrawals. These are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. It is a convenient way for you to withdraw a limited percentage of purchase payments without incurring a contingent deferred sales charge. The total amount that you withdraw in a Contract Year cannot exceed your Free Withdrawal Amount, and the minimum amount of each withdrawal payment is $50. Your payments will begin on the next withdrawal date following one modal period after we receive your request. Please note that no confirmations will be sent on systematic withdrawals. They will, however be reflected on statements. See Free Withdrawals below. For information on the tax treatment of withdrawals, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

The first year Systematic Withdrawals are elected the entire amount of the withdrawal requested will be disbursed among the remaining Systematic Withdrawal payments to be made prior to the next contract anniversary. Systematic Withdrawal amounts will then be recalculated upon the next contract anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount with monthly Systematic Withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next contract anniversary, your monthly Systematic Withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower Systematic Withdrawal payments in your second year of withdrawal.

403(b) Withdrawals.  There are restrictions on withdrawals from Contracts qualifying under Section 403(b) of the Code. Generally, withdrawals may be made only if the Contract Owner is over the age of 59 1/2, leaves the employment of the employer, dies, or becomes disabled as defined in the Code. Withdrawals (other than withdrawals attributable to income earned on purchase payments) may also be possible in the case of hardship as defined in the Code. The restrictions do not apply to transfers among Subaccounts and may also not apply to transfers to other investments qualifying under Section 403(b). For information on the tax treatment of withdrawals under Section 403(b) Contracts, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

Optional Guaranteed Minimum Accumulation Benefit Rider.  You may purchase a guaranteed minimum accumulation benefit rider as part of your Contract at the time the Contract is issued or on any contract anniversary after your Contract is issued as long as we receive written notice of your intention to do so. This rider may not be purchased in combination with any other rider described in this prospectus, except that this rider is available to Contract Owners who purchased the Optional Death Benefit Enhancement Riders or the Estate Enhancement Death Benefit Rider prior to May 1, 2007. The date of such purchase, however, must be at least ten years prior to the Annuity Date specified in the contract. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, at least 30 calendar days prior to your contract anniversary date.

A guaranteed minimum accumulation benefit ensures the availability of a minimum Contract Value at the end of the benefit period, which is defined below. It may provide protection in the event of lower Contract Values that may result from the investment performance of the Contract. The Company also reserves the right to make the availability of the guaranteed minimum accumulation benefit contingent upon the investment of the entire Contract Value, according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit.

The guaranteed minimum accumulation benefit will be equal to the Contract Value at the start of the benefit period, plus the amount of any subsequent purchase payments received during the first Contract Year of the benefit period, reduced by a proportional amount for any partial withdrawals of the Contract Value during the benefit period. The reductions in the guaranteed minimum accumulation benefit will occur as of the date of each applicable partial withdrawal. If the guaranteed minimum accumulation benefit exceeds the Contract Value at the end of the benefit period, which is equal to ten years, the Company will increase the Contract Value so that it equals the guaranteed minimum accumulation benefit. At the end of the benefit period, the Contract Owner can elect to renew the guaranteed minimum accumulation benefit for a new benefit period.

The Contract Owner may elect to increase the guaranteed minimum accumulation benefit through the use of the Step-Up Benefit as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. The Step-Up Benefit is the increase of the guaranteed minimum accumulation benefit to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary. An additional Step-Up Benefit can be elected on or after the 5th anniversary of the most recent Step-Up Benefit Date. Electing a Step-Up of the guaranteed minimum accumulation benefit extends the benefit period for an additional five years from the Step-Up date.

The guaranteed minimum accumulation benefit will terminate under the following conditions:

(a)	at the end of the benefit period if the guaranteed minimum accumulation benefit is not renewed;

(b)	on the contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the agreement;

(c)	full surrender of the Contract;

(d)	date of the first death of a Contract Owner or the date of death of the last surviving Annuitant; or

(e)	annuitization.

Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider (Growth & Income Protector Benefit Rider)  At the time you purchase your Contract, you may purchase a Growth & Income Protector Benefit rider for an additional charge, which includes the following enhancements to your Contract:

(1)	Guaranteed Minimum Accumulation Benefit (GMAB) — This benefit allows the Annuitant or Joint Annuitant, if applicable, to receive the guaranteed return of initial purchase payments, plus a percentage of additional purchase payments, for the first 10 years, pro-rated for withdrawals. If the GMAB exceeds the contract value in year 10, the contract value will be increased to equal the GMAB.

(2)	Guaranteed Minimum Withdrawal Benefit — This benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or for the Annuitant’s lifetime or Joint Annuitant’s lifetime.

(3)	Death Benefit Enhancement — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant, a death benefit enhancement in addition to the death benefit provided in your Contract.

Complete descriptions of these three enhancements are included below.

How do I elect the Growth & Income Protector Benefit Rider?

You may elect the Growth & Income Protector Benefit rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected in combination with any other Living Benefit or Death Benefit riders described in this Prospectus. This rider can be purchased on a single or a joint life basis. The joint life basis permits joint annuitants, but does not allow joint ownership of the Contract.

You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by age nearest birthday.) The Contract Owner must satisfy the requirements of the base Contract.

Important information to note about the Growth & Income Protector Benefit Rider:

–	At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company imposes investment allocation restrictions in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect. Rider Charges are subject to change in the future. (See “What Charges Do I Pay — Contract Rider Charges” in this prospectus for details.)

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and Death Benefit.

–	Once you elect this rider, any withdrawal will still be subject to the terms of the Contract. This includes the Free Withdrawal Amount.

–	If the Withdrawal Amount is greater than the Free Withdrawal Amount, we will apply Contingent Deferred Sales Charges (See “What Charges Do I Pay — Contingent Deferred Sales Charge” in this prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–	The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above. (See “What are the Death Benefits under my Contract?” in this prospectus for details.)

–	The rider can be terminated on or after the fifth contract anniversary.

(1)	GUARANTEED MINIMUM ACCUMULATION BENEFIT

The Guaranteed Minimum Accumulation Benefit (GMAB) will be equal to the Contract Value at the start of the benefit period, plus a percentage (set forth in the table below), of any subsequent purchase payments received during the benefit period, reduced by a proportional amount for any withdrawals during the benefit period. The benefit period is 10 years from the effective date of the rider. The reductions in the GMAB will occur as of the date of each applicable withdrawal. If the GMAB exceeds the Contract Value at the end of the benefit period, the Company will increase the Contract Value so that it equals the GMAB. At the end of 10 years, the GMAB will be automatically renewed for a new benefit period. The GMAB benefit period may also reset upon the election of a Step-Up Benefit (see below).

Step-Up Benefit and Step-Up Benefit Date — The Step-Up Benefit for the GMAB is the increase in the GMAB to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the fifth anniversary of the effective date of the rider.

On the Step-Up Benefit Date, the Contract Owner has the option to increase both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below). If the Contract Owner elects to exercise the Step-Up Benefit, both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below) are evaluated for Step-Up. A Step-Up is effective if either the GMAB and/or the Guaranteed Minimum Withdrawal Benefit is increased to the Contract Value as of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the GMAB is increased to the Contract Value, a new 10-year benefit period begins. An additional Step-Up Benefit cannot be elected until after the fifth anniversary of the most recent Step-Up Benefit Date.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

How will additional Purchase Payments affect the Guaranteed Minimum Accumulation Benefit Base?

For each 10-year benefit period, subsequent purchase payments made to the Contract will increase the Guaranteed Minimum Accumulation Benefit Base as follows:

•	100% of Purchase Payments made in years one through two

•	90% of Purchase Payments made in years three through four

•	80% of Purchase Payments made in years five through six

•	70% of Purchase Payments made in years seven through eight

•	60% of Purchase Payments made in years nine through ten

How will withdrawals affect the Guaranteed Minimum Accumulation Benefit Base?

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the withdrawal in a proportional manner. The reductions in the Guaranteed Minimum Accumulation Benefit Base occur as of the date of each applicable withdrawal. The proportional reduction, which is subtracted from the GMAB base immediately prior to the withdrawal, is determined by multiplying (i) and (ii) where:

(i)	is the Guaranteed Minimum Accumulation Benefit immediately prior to the withdrawal, and

(ii)	is a ratio of the current withdrawal amount to the Contract Value immediately prior to the withdrawal.

Example:  Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000 respectively.

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the following amount:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) =

$100,000 x ($7,500/$110,000) = $6,818.18

If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Guaranteed Minimum Accumulation Benefit Base would be as follows:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) =

$100,000 x ($7,500/$90,000) = $8,333.33

(2)	GUARANTEED MINIMUM WITHDRAWAL BENEFIT

What are the two withdrawal options that I can choose with this rider?

The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts annually in two different ways — via the Return of Benefit Base Withdrawal Option or the Guaranteed Lifetime Withdrawal Option.

The Guaranteed Minimum Withdrawal Benefit Base (see below for description) is the starting point for determining the amounts you receive under the two minimum withdrawal options. These options are defined below and operate concurrently until one or both terminate.

1)	The Return of Benefit Base Withdrawal Option — You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)	The Guaranteed Lifetime Withdrawal Option — You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The amount that can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. This amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%. Any change in the Lifetime Withdrawal Benefit Base will also change the Guaranteed Annual Lifetime Withdrawal Amount on the Contract Anniversary.

How do I begin taking withdrawals?

To begin withdrawals, call Annuity Customer Service at 1-800-523-0650.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. Withdrawals in a Contract Year that do not exceed the Guaranteed Annual Amount do not affect the guaranteed amount for that option for subsequent years: if you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example: Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, if your Contract Value is greater than zero, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Once I select a withdrawal option, can I change to the other option?

Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. However, it is important to note that if you switched from a Return of Benefit Base Withdrawal Option to a Lifetime Benefit Base Withdrawal Option, the portion of the Guaranteed Annual Withdrawal Amount that was in excess of the Guaranteed Annual Lifetime Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What is the Guaranteed Minimum Withdrawal Benefit Base?

The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

2)	After the Contract Date, but prior to the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greater of (a) or (b), below, where:

(a)	is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulation Rate (described below) until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (described below) and the date of the first withdrawal; and

(b)	is the highest Contract Value as of any Contract Anniversary Date until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (described below) and the date of the first withdrawal.

3)	On the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulation Rate (described below) until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(c)	is the highest Contract Value on any Contract Anniversary Date until the earlier of 10 years and the date of the first withdrawal;

The current Benefit Base Accumulation Rate is 3% and the current Benefit Base Accumulation Cease Date is 10 years from the contract issue date. For contracts issued prior to May 4, 2009, the Benefit Base Accumulation Rate is 5% (3% for contracts issued in Washington).

How can the Guaranteed Minimum Withdrawal Benefit Base be affected?

Your Benefit Base may be affected by withdrawals, step-ups or additional purchase payments:

Effect of Withdrawals on Guaranteed Minimum Withdrawal Benefit Base

1)	Return of Benefit Base Withdrawal Option

The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to Return of Benefit Base Withdrawal Amount, which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any additional withdrawals where the full amount or a portion of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

2)	Lifetime Benefit Base Withdrawal Option

The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Lifetime Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%.

If you take withdrawals less than or equal to the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will not be adjusted;

If you take withdrawals greater than the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Lifetime Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Lifetime Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

ii)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal

This adjustment to your Lifetime Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Example:  Assume that the Guaranteed Annual Withdrawal Amount (GAWA) is $7,000 and there is a single $7,500 withdrawal (WD) during a Contract Year. Suppose that the Contract Value (CV) and Guaranteed Minimum Withdrawal Base (GMWB) just prior to the $500 Excess Withdrawal are $110,000 and $100,000, respectively:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $110,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

GMWB x (Excess WD/CV) = $100,000 x ($500/$110,000) = $454.5

The Guaranteed Annual Withdrawal Amount will be reduced by the following amount:

Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$110,000) = $31.82

If the Contract Value just before the $500 Excess Withdrawal was $90,000:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $90,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

GMWB x (Excess Withdrawal/Contract Value) = $100,000 x $500/$90,000) = $555.5

Guaranteed Annual Withdrawal Amount will be reduced as follows:

Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$90,000) = $38.89

Effect of Step-Ups on Guaranteed Minimum Withdrawal Benefit Base

Optional Step-Up Benefit and Return of Benefit Base:  After the first withdrawal, on each Step-Up Benefit Date, if the Contract Owner elects a Step-Up and the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the Contract Date. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the Guaranteed Minimum Withdrawal Benefit Base is increased to the Contract Value as of the most recent Step-Up Benefit Date, the new Guaranteed Minimum Withdrawal Benefit Base replaces the previous benefit base. A new Guaranteed Annual Withdrawal Amount will commence as of the most recent Step-Up Benefit Date and will equal the Contract Value as of the Step-Up Benefit Date multiplied by the Guaranteed Annual Withdrawal Percentage.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Optional Step-Up Benefit and Lifetime Benefit Base:  After the first withdrawal, on each Step-Up Benefit Date, if the Contract Owner elects a Step-Up and the Contract Value is greater than the Step-Up Benefit for the Lifetime Withdrawal Benefit Base, then the Lifetime Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the Contract Date. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the Lifetime Withdrawal Benefit Base is increased to the Contract Value as of the most recent Step-Up Benefit Date, the new Lifetime Withdrawal Benefit Base replaces the previous benefit base. A new Guaranteed Annual Lifetime Withdrawal Amount will commence as of the most recent Step-Up Benefit Date and will equal the Contract Value as of the Step-Up Benefit Date multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Effect of Additional Purchase Payments made after the date of first withdrawal on Guaranteed Minimum Withdrawal Benefit Base

As long as the Contract Value is positive, additional purchase payments will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Withdrawal Amount (or Guaranteed Annual Lifetime Withdrawal Amount). The Guaranteed Minimum Withdrawal Benefit Base will be increased dollar-for-dollar by the amount of the each additional Purchase Payment. The Guaranteed Annual Withdrawal Amount (or Guaranteed Annual Lifetime Withdrawal Amount) will be increased by the amount of the additional purchase payment multiplied by the applicable Guaranteed Annual Withdrawal Percentage (or Guaranteed Annual Lifetime Withdrawal Percentage).

What happens to withdrawal benefits if the Contract Value is reduced to Zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

The Owner has the option to receive the remaining Guaranteed Minimum Withdrawal Benefit payment under either of the two withdrawal options:

(a)	If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero until your Guaranteed Minimum Benefit Base Remaining is depleted.

(b)	If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(c)	If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

(1)	The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of withdrawals in excess of the Guaranteed Annual Lifetime Withdrawal Amount, and

(2)	The Guaranteed Minimum Withdrawal Benefit Base is positive,

you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit — If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option:  The RMD withdrawal will reduce the Guaranteed Minimum Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option:  The RMD withdrawal will not reduce the Lifetime Withdrawal Benefit Base.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date — If the Annuity Date occurs while the rider is in effect, upon your request, you may elect one of the following options:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	Lifetime Withdrawal Option: Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees; or

(c)	Return of Benefit Base Withdrawal Option: Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year, these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Withdrawal Amounts are guaranteed over the lifetime of the Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option.

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime

Withdrawal Option is not available if withdrawals begin prior to the younger Annuitant or Joint Annuitant attaining age 59 1/2.) The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. The Joint Annuitant also must always be the Contract Owner’s primary beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under certain circumstances. The Joint Annuitant can be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change.

If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The Contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the Contract Owner is alive and steps into ownership upon the death of the Contract Owner.

(3)	DEATH BENEFIT ENHANCEMENT

The Growth & Income Protector Benefit rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the standard death benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit Enhancement payable under the rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)	is each additional Purchase Payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary Date until the earliest:

(1)	10 years from the Contract Date;

(2)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(3)	the date of the first withdrawal.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)	is each additional Purchase Payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary Date until the earlier of 10 years from the contract issue date and the date of the first withdrawal; and

(c)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal;

4.	After the date of first withdrawal :

If and only if there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the Annuitant’s attainment of age 80 for Single Life Guarantees, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Step-Up Benefit and Step-Up Benefit Date

The Step-Up Benefit for the Death Benefit Enhancement Benefit Base is the increase in the Death Benefit Enhancement Benefit Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

On the Step-Up Benefit Date, the Contract Owner has the option to increase the Guaranteed Minimum Withdrawal Benefit (see above) as of the Step-Up Benefit Date. Any increase in the Guaranteed Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date until age 80. Death Benefit Enhancement Benefit Base cannot step up independently from the Guaranteed Minimum Withdrawal Benefit Base.

Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Impact of Annuitant Death on the Rider

1)	Single Life Guarantees — Upon the death of the Annuitant, the Company will pay the Beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the rider is terminated.

2)	Joint Life Guarantees — If the Annuitant dies and the Joint Annuitant is still alive after the Annuitant’s death, the Joint Annuitant can surrender the contract, and receive a Death Benefit equal to the Contract Value and the Contract and rider terminate.

The Joint Annuitant as successor owner may elect to continue the Contract and the rider.

If no withdrawals have been taken, the successor owner may convert to a Single Life Guarantee based on his/her lifetime. If withdrawals have been taken, the guarantee does not change.

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Contract Owner does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Standard Death Benefit and the Enhanced Death Benefit amount, if applicable, is payable to a Beneficiary and the rider is terminated.

Can I cancel the Growth & Income Protector Benefit Rider?

You may cancel the Growth & Income Protector Benefit rider on or after the fifth contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Protector Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Growth & Income Protector Benefit Rider;

(b)	if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, and no remaining Guaranteed Minimum Withdrawal Benefit Base;

(c)	full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	annuitization.

All charges for this rider will cease upon Contract termination.

Growth & Income Advantage Benefit Rider — At the time you purchase your Contract, you may purchase a Growth & Income Advantage Benefit rider, which includes the following enhancements to your Contract:

1)	Guaranteed Minimum Withdrawal Benefit — The Guaranteed Minimum Withdrawal Benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)	Enhanced Death Benefit — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Growth & Income Advantage Benefit Rider?

You may elect the Growth & Income Advantage Benefit rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This rider can be purchased on a single or a joint life basis. The joint life basis permits joint annuitants, but does not allow joint ownership of the contract. You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by age nearest birthday.)

Important information to note about the Growth & Income Advantage Benefit Rider:

At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, at the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect. Rider Charges are subject to change in the future. (See “What Charges Do I Pay — Contract Rider Charges” in this prospectus for details.)

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this rider, any withdrawal will still be subject to the terms of the Contract. This includes the free-withdrawal amount.

–	If the Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “What Charges Do I Pay — Contingent Deferred Sales Charge” in this prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–

If the age of the Annuitant or younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59  1/2, the lifetime withdrawal provision is not available and you can only withdraw under the Return of Benefit Base Withdrawal Option (see below for a description).

–	The Enhanced Death Benefit available as part of the Growth and Income Advantage Benefit rider is different from the optional Death Benefit Riders offered.

–	The rider can be terminated on or after the fifth contract anniversary.

What are the two withdrawal options that I can choose with this rider?

If this rider is purchased, the Company guarantees that you can withdraw an amount annually in two different ways — the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option.

1)	The Return of Benefit Base Withdrawal Option — You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)

The Guaranteed Lifetime Withdrawal Option — You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The Guaranteed Annual Lifetime Withdrawal Amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010). Any change in the Lifetime Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount. This option is not available if withdrawals begin prior to Age Actual of 59 1/2.

How do I begin to take withdrawals?

To begin withdrawals, call Annuity Customer Service at 1-800-523-0650.

Once I select a withdrawal option, can I change to the other option?

Yes, as long as you start withdrawals after Age Actual of 59 1/2. Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. If withdrawals begin before Age Actual of 59 1/2, only the Return of Benefit Base Withdrawal Option is available.

However, it is important to note that if you switch from a Return of Benefit Base Withdrawal Option to the Lifetime Benefit Base Withdrawal Option, the Guaranteed Annual Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option as it may be greater than the Guaranteed Annual Lifetime Withdrawal Amount. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. If you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example #1:  Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Guaranteed Minimum Withdrawal Benefit — The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts via the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option. These options operate concurrently until one or both terminate. If the Annuitant’s Age Actual (or younger of the Annuitant and Joint Annuitant’s age for a Joint Life Guarantee) on the date of the first withdrawal is less than 59  1/2, the Return of Benefit Base Withdrawal Option is the only guaranteed withdrawal option available for the life of the contract.

Guaranteed Minimum Withdrawal Benefit Base — The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

2)	After the Contract Date, but prior to the date of the first withdrawal:

Equal to the greater of (a) or (b), below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)	is each Purchase Payment received and any Purchase Payment Enhancements, if applicable, after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal.

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of the first withdrawal.

3)	On the date of the first withdrawal:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)	is each Purchase Payment and any Purchase Payment Enhancements received after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal.

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(c)	is the highest Contract Value on any Contract Anniversary Date before the date of the first withdrawal.

4)	After the date of the first withdrawal:

If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, is greater than or equal to 59 1/2, then you have two withdrawal options to choose from. Both withdrawal options operate concurrently until one or both terminate. This interrelationship between the two options means that a withdrawal under one option will also impact the calculations for the other option.

Return of Benefit Base Withdrawal Option — The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to Return of Benefit Base Withdrawal Amount which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero. Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any extra Return of Benefit Base Withdrawals (the full amount or a portion of a withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount within any Contract Year) reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

Example #2:  Assume that the Guaranteed Annual Withdrawal Amount is $7,000 and there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Withdrawal Base just prior to the $500 Excess Withdrawal are $110,000 and $100,000 respectively.

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) =

$100,000 x ($500/$110,000) = $454.50

If the Contract Value just before the $500 Excess Withdrawal was $90,000, the reduction to the Guaranteed Minimum Withdrawal Base would be as follows:

Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) =

$100,000 x ($500/$90,000)= $555.50

Automatic Annual Step-Up — On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased automatically to the Contract Value. If, as a result of a step-up, the new Benefit Base multiplied by the Guaranteed Annual Withdrawal Percentage is higher than the previous Guaranteed Annual Withdrawal Amount, then the annual withdrawal amount will be increased.

Additional Purchase Payments — If you make additional Purchase Payments after the date of first withdrawal, they will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Withdrawal Amount as long as the Contract Value is positive. The Guaranteed Minimum Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Withdrawal Benefit will be equal to the Guaranteed Annual Withdrawal Percentage multiplied by each additional Purchase Payment.

Lifetime Benefit Base Withdrawal Option:

The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Lifetime Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010).

If you take withdrawals less than or equal to the 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will not be adjusted;

If you take withdrawals greater than the 5.0% (4.0 % for contracts issued on or after May 4, 2009, but prior to February 1, 2010) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Lifetime Withdrawal Benefit Base and is determined by multiplying (a) and (b) where:

(a)	is the Lifetime Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

(b)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal

This adjustment to your Lifetime Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Automatic Annual Step-Up — On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Lifetime Withdrawal Benefit Base, then the Lifetime Withdrawal Benefit Base will be increased automatically to the Contract Value. As a result of the Step-Up, the Guaranteed Annual Lifetime Withdrawal Amount steps up to an amount equal to the Contract Value, multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.

Additional Purchase Payments — If you make additional Purchase Payments after the date of first withdrawal, they will increase the Lifetime Withdrawal Benefit Base and the Guaranteed Annual Lifetime Withdrawal Amount as long as the Contract Value is positive. The Lifetime Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Lifetime Withdrawal Benefit will be equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by each additional Purchase Payment.

What happens to withdrawal benefits if the Contract Value is Reduced to Zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

(1)

If Age Actual at first withdrawal is less than 59 1/2 — If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1/2, you will only receive the Guaranteed Annual Withdrawal Amount under the Return of Benefit Base Withdrawal Option. You will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(2)

If Age Actual at first withdrawal is equal to or greater than 59 1/2 — If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is equal to or greater than 59 1/2, you can receive the remaining Guaranteed Minimum Withdrawal Benefit Payment under either of the withdrawal options:

If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, we will pay the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of Excess Lifetime Withdrawals, and

The Guaranteed Minimum Withdrawal Benefit Base is positive, you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the greater of the then currently available single premium immediate annuity factors or the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Guaranteed Minimum Withdrawal Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit — If you have elected required minimum distribution (RMD) withdrawals and your Contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option:  The RMD withdrawal will reduce the Guaranteed Minimum Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option:  The RMD withdrawal will not reduce the Lifetime Withdrawal Benefit Base.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date — If the Annuity Date occurs while the rider is in effect, upon your request, you may elect one of the following options:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	Lifetime Withdrawal Option: Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees; or

(c)	Return of Benefit Base Withdrawal Option: Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Advantage Benefit rider can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Withdrawal Amounts are guaranteed over the lifetime of the Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin before Actual Age 59 1/2. See “What are the two withdrawal options that I can choose with this rider?” subsection of the “Growth & Income Advantage Benefit Rider” section in this prospectus).

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin prior to the younger Annuitant or Joint Annuitant attaining age 59 1/2. See “What are the two withdrawal options that I can choose with this rider?” subsection of the “Growth & Income Advantage Benefit Rider” section in this prospectus). You must specify the Joint Annuitant on your application. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. The Joint Annuitant also must always be the Contract Owner’s primary beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee going forward.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under the following conditions:

•	If no withdrawals have been taken, the Joint Annuitant can be changed to the Annuitant’s current spouse.

•	If withdrawals have been taken, the Joint Annuitant cannot be changed.

•

If withdrawals have been taken, the Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change and the payout is based on the single annuitant’s lifetime.

•	If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Annuitant’s lifetime.

Death Benefit Enhancement

The Growth & Income Advantage Benefit rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the Standard Death Benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit Enhancement payable under the rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any Purchase Payment Enhancements as applicable

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of age 80, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any purchase payment enhancements as applicable; and

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of age 80, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

(c)	is the Contract Value immediately prior to the first withdrawal.

After the date of first withdrawal:

If and only if there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the Annuitant’s attainment of age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees. The Death Benefit Enhancement Base cannot step-up independently of the Withdrawal Benefit Base.

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess Withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death

Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the rider is terminated. An eligible Spousal Beneficiary, however can continue the Contract but not the Growth & Income Advantage Benefit rider.

Joint Life Guarantees

Upon the death of the Annuitant, an eligible spousal beneficiary who is also the primary beneficiary can become the Successor Owner of the Contract and continue the Contract and the Growth & Income Advantage Benefit rider upon Annuitant’s death.

If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the annuitant cannot name a new spouse.

The spousal beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death, and the Contract and rider will terminate.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the owner is alive and steps into ownership upon the death of the owner. In addition, it is important to name a contingent beneficiary in addition to your primary beneficiary.

Impact of Joint Annuitant’s Death for Joint Life Guarantees.  If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse as Joint Annuitant.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Standard Death Benefit plus any Death Benefit Enhancement, if applicable, is payable to a beneficiary and the rider is terminated.

Can I cancel the Growth & Income Advantage Benefit Rider?

You may cancel the Growth & Income Advantage Benefit rider on or after the fifth contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Advantage Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Growth & Income Advantage Benefit Rider;

(b)	if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, or no remaining Guaranteed Minimum Withdrawal Benefit Base;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	upon annuitization.

All charges for this rider will cease upon Contract termination.

Purchasing Power Protector Benefit Rider — This version of the Purchasing Power Protector rider applies to policies who elected this rider on or after the date of availability in the State of issue (refer to Appendix B).

For those policies who elected this rider prior to the date of availability in the State of issue, the older version of this rider (refer to Appendix C) will apply.

This rider is not available with new Contracts. If you purchased your Contract prior to February 7, 2011, you may have purchased a Purchasing Power Protector Benefit rider which includes the following enhancements to your Contract:

1)	Purchasing Power Protector Benefit — The Purchasing Power Protector Benefit permits the Annuitant or Joint Annuitants, if applicable, to receive annual minimum payments adjusted for inflation regardless of the Contract Value during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)	Death Benefit Enhancement — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Purchasing Power Protector Benefit Rider?

For an additional charge, you may purchase the Purchasing Power Protector Benefit rider at the time of purchase of your Contract. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This rider can be purchased on a single or a joint life basis. The joint life basis permits Joint Annuitants, but does not allow joint ownership of the contract. You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by age nearest birthday.)

Important information to note about the Purchasing Power Protector Benefit Rider:

–	At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect.

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this rider, any withdrawal will be subject to the terms of the rider. This includes the free-withdrawal amount.

–	If the Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “What Charges Do I Pay? — Contingent Deferred Sales Charge” section in this prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–	If the Age Actual of the Annuitant or younger of the Annuitant or Joint Annuitant, if applicable at first withdrawal is less than 59 1/2, no inflation adjustment will be made.

–	The Enhanced Death Benefit available as part of the Purchasing Power Protector Benefit rider is different from the optional Death Benefit riders offered.

What is the Guaranteed Annual Lifetime Withdrawal Amount?

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if applicable, can withdraw an amount annually as long as the Annuitant or either of the Joint Annuitants, if applicable is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. The Guaranteed Annual Lifetime Withdrawal Amount is determined by multiplying the Lifetime Withdrawal Benefit Base (“Withdrawal Base”) by the Guaranteed Annual Lifetime Withdrawal Percentage. For a Single Life Guarantee, the Withdrawal Percentage is based on the Age Actual of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the Age Actual of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. The Guaranteed Annual Lifetime Withdrawal Percentage is 4% if the Age Actual at the time of the first withdrawal is less than 64 1/2. The

Guaranteed Annual Lifetime Withdrawal Percentage is 5% if the Age Actual at the time of the first withdrawal is greater than or equal to 64 1/2. Any change in the Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount.

For policies issued prior to February 1, 2010, the Guaranteed Annual Lifetime Withdrawal Percentage is 5% for all ages.

What if I withdraw less than the Guaranteed Annual Lifetime Withdrawal Amount?

You may take withdrawals equal to or less than the Guaranteed Annual Lifetime Withdrawal Amount during each Contract Year. If you elect to take less than or none of the Guaranteed Annual Lifetime Withdrawal Amount in any given Contract Year, the Guaranteed Annual Lifetime Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Lifetime Withdrawal Amounts to any future Contract Years.

Example #1:  Suppose that the Guaranteed Annual Lifetime Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Lifetime Withdrawal Amount will not increase by $500 in the next Contract Year.

If the Guaranteed Annual Lifetime Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “What Charges Do I Pay — Contingent Deferred Sales Charge” in this prospectus for details) and any other applicable charges.

What if I withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Lifetime Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Lifetime Withdrawal Amount.

How is the Withdrawal Base determined?

The Withdrawal Base is used to calculate the Guaranteed Annual Lifetime Withdrawal Amount and determine the rider charge. Please note that if the Withdrawal Base increases, the Guaranteed Annual Lifetime Withdrawal Amount and the rider charge will increase. It is also important to note that the Withdrawal Base does not establish or guarantee a Contract Value, Surrender Value or any kind of death benefit.

The value of the Withdrawal Base depends upon when you take your first withdrawal.

(1)	On the Contract Date:

On the Contract Date, the Withdrawal Base is equal to the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

(2)	After the Contract Date but prior to the date of first withdrawal:

The Withdrawal Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and

(2)	is each Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary date before the date of first withdrawal.

(3)	On the date of first withdrawal:

The Withdrawal Base is equal to the greatest of (a) or (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)	is the Initial Purchase Payment; and

(2)	is each Purchase Payment received after the Contract Date; and

(c)	is the highest Contract Value on any Contract Anniversary date before the date of first withdrawal.

(4)	After the first withdrawal after the Contract Date:

Inflation Adjustment — The Company credits an automatic inflation adjustment to the Withdrawal Base following the first withdrawal, if the Age Actual of the Annuitant or the younger of the Annuitant and Joint Annuitant, if applicable, is greater than or equal to 59 1/2. The inflation adjustment is only made when it is greater than 0.0% and there is no upper limit to the inflation adjustment. Please note that the Withdrawal Base will NOT be adjusted for inflation, if the Age Actual of the Annuitant or the younger of the Annuitant and Joint Annuitant is less than 59 1/2 at the time of the first withdrawal. This is in effect even after the Annuitant or the younger of the Annuitant and Joint Annuitant has reached Age Actual of 59 1/2.

The inflation adjustment is made on each contract anniversary after the first withdrawal and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor — The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between contract anniversaries, the Company will calculate the CPI Factor as stated above and apply it to the average monthly Withdrawal Base as defined under Inflation Adjustment. The Inflation Adjustment is then pro-rated for the partial year between the date of the first withdrawal and the following contract anniversary before being added to the Withdrawal Base.

Automatic Annual Step-Up

On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Withdrawal Base, then the Withdrawal Base will automatically be increased to the Contract Value. The Guaranteed Annual Lifetime Withdrawal Amount will increase by the same percentage as the Withdrawal Base.

The Withdrawal Base at any Contract Anniversary following the first withdrawal will be the greater of (1) or (2), where:

(1)	is the average monthly value of the Withdrawal Base throughout the Contract Year multiplied by the CPI Factor; and

(2)	is the withdrawal Base after a step-up, if any, on the contract anniversary.

Any additional purchase payments made after the date of first withdrawal will be added dollar for dollar to the Withdrawal Base

Effect of Withdrawals on the Withdrawal Base

If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base will not be reduced. It remains equal to the Withdrawal Base just prior to the withdrawal. However, if the total withdrawals in a Contract Year exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base is reduced. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base just prior to the Excess Withdrawal; and

(b)	is the Contract Value just prior to the Excess Withdrawal.

Effect of Required Minimum Distributions (RMD) on Guaranteed Annual Lifetime Withdrawal Amount

If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date

If the Annuity date occurs while the rider is in effect, upon your request, you may:

(a)	apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

What if the Contract Value is reduced to zero?

If the Contract Value is reduced to zero and the Withdrawal Base is greater than zero, any Remaining Payments under the Purchasing Power Protector Benefit rider will be made on an annual basis in a Contract Year. In this situation, no additional Purchase Payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Purchasing Power Protector Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Guaranteed Annual Lifetime Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

If the Remaining Payments due each Contract Year are less than $100, the Remaining Payments will be commuted and a lump sum will be paid.

Single and Joint Life Guarantees

The Purchasing Power Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant. You need not specify a Joint Annuitant in the Contract Specifications at the time of issue of the Single Life Guarantee.

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. You must specify the Joint Annuitant in the Contract Specifications at the time of issue of the Joint Life Guarantee. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date and the spousal Joint Annuitant must always be the Contract Owner’s primary beneficiary unless the rider is changed to a Single Life Guarantee before withdrawals have begun.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge.

Death Benefit Enhancement

The Purchasing Power Protector rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant only if the Death Benefit Enhancement Benefit Base is greater than the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The amount by which the Enhanced Death Benefit Base exceeds the death benefit provided in your Contract is called the Death Benefit Enhancement. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit enhancement payable under the rider. Upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date

On the Contract Date, the Death Benefit Enhancement Benefit Base is the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date but prior to the first withdrawal

The Death Benefit Enhancement Benefit Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancement, if applicable and

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of Age 80, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date

The Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal; and

(b)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment and

(2)	is each additional Purchase Payment received after the Contract Date; and

(c)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of Age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

4.	After the date of first withdrawal

If and only if there is a step-up of the Withdrawal Base, the Death Benefit Enhancement Benefit Base automatically increases to 100% of the Contract Anniversary Value until the Annuitant’s attainment of Age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant , if applicable for Joint Life Guarantees. The Death Benefit Enhancement Benefit Base cannot step-up independently of the Withdrawal Base.

Effect of Withdrawals on the Death Benefit Enhancement Benefit Base

If you withdraw less than or equal to the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Annual Lifetime Withdrawal Amount. Note that the Guaranteed Minimum Withdrawal Base is not reduced by the amount of this withdrawal but the Death Benefit Enhancement Benefit Base is.

If you withdraw greater than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Annual Lifetime Withdrawal Amount is an Excess Withdrawal. Excess withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death

1.	Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any and the rider is terminated. An eligible Spousal Beneficiary, however can continue the Contract but not the Purchasing Power Protector Benefit rider.

2.	Joint Life Guarantees

Upon the Annuitant’s death, an eligible spousal beneficiary who is also the primary beneficiary can become the Successor Owner of the Contract and continue the Contract and the Purchasing Power Protector Benefit rider upon Annuitant’s death.

The spousal beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death.

If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change. and the Annuitant cannot name a new spouse.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

For information on the cost of this package of enhancements, see “What Charges Do I Pay?” in this prospectus.

Can I cancel the Purchasing Power Protector Benefit Rider?

You may cancel the Purchasing Power Protector Benefit rider on or after the third contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Purchasing Power Protector Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Purchasing Power Protector Benefit rider;

(b)	the Contract Value equals zero and there is no Guaranteed Annual Lifetime Withdrawal Amount due in future years;

(c)	full surrender of the Contract;

(d)	the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	annuitization.

All charges for this rider will cease upon Contract termination.

Deferment of Payments and Transfers

We reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account if: (a) the NYSE is closed (other than customary weekend and holiday closings); (b) trading on the NYSE is restricted; (c) an emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of investors. Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the Commission.

What Charges Do I Pay?

The following discussion explains the Contract charges that you pay. You also pay expenses of the Funds that you select as investment options in the Separate Account. See the prospectuses of the Funds for information on Fund expenses.

Administration Charges.  These charges reimburse us for administering the Contract and the Separate Account.

•

We deduct from your Variable Account Value, an annual contract administration charge that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, the last day of your contract year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. You will not pay this charge if your Variable Account Value is more than $100,000 on the deduction date. To pay this charge, we cancel Accumulation Units credited to your Contract, pro rata among the Subaccounts in which you invest.

•	We deduct from the net asset value of the Separate Account a daily administration charge that currently is, and will not exceed, an effective annual rate of 0.15%.

For transfers among investment options other than dollar cost averaging and automatic rebalancing, we reserve the right to charge for making the transfer, although we have no present intention of doing so.

Mortality and Expense Risk Charge.  We deduct from the net asset value of the Separate Account a daily mortality and expense risk charge that currently is, and will not exceed, an effective annual rate of 1.30%. This charge compensates us for the mortality-related guarantees we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed) and for the risk that our administration charges will be insufficient to cover administration expenses over the life of the Contracts. The mortality and expense risk charge is paid during both the accumulation and variable annuity payout phases of the Contract.

Contingent Deferred Sales Charge.  This charge pays for our sales expenses. Sales expenses that are not covered by the deferred sales charge are paid from the surplus of the Company, which may include proceeds from the mortality and expense risk charge.

You pay this charge only if you withdraw a purchase payment within four years of the effective date of the Contract. We will apply the following schedule of contingent deferred sales charges to all withdrawals of purchase payments (including withdrawals of amounts attributable to the Guaranteed Minimum Withdrawal Benefit and Purchasing Power Protector Benefit), which are not free withdrawals as described in the next subsection.

Contract Year	Applicable Charge
First	8%
Second	7%
Third	6%
Fourth	5%
Fifth and thereafter	0%

Purchase payments will be treated as withdrawn before gains from market appreciation or interest. However, for Contracts sold to certain charitable remainder trusts, any gains will be treated as withdrawn before the withdrawal of purchase payments.

The contingent deferred sales charge and other charges may be reduced on Contracts sold to a trustee, employer or similar party pursuant to a retirement plan or to a group of individuals, if such sales are expected to involve reduced sales or other expenses. The amount of reduction will depend upon such factors as the size of the group, any prior or existing relationship with the purchaser or group, the total amount of purchase payments and other relevant factors that might tend to reduce expenses incurred in connection with such Contracts. The reduction will not unfairly discriminate against any Contract Owner.

Free Withdrawals.  The following withdrawals may be made free of the contingent deferred sales charge.

You’ve Owned A Contract for More than Four Years.  You may withdraw all or part of your Contract Value without incurring a contingent sales charge.

Withdrawals up to 10% of Purchase Payments.  You may withdraw up to 10% of your purchase payments in a Contract Year without incurring a contingent deferred sales charge (the “Free Withdrawal Amount”). The amount available for a free withdrawal at any point in time during a Contract Year is 10% of all purchase payments as of the date of the request less the amount of all free withdrawals made during that Contract Year. You may not carry forward to the next contract year any Free Withdrawal Amount remaining at the end of the current Contract Year. With respect to any withdrawal in excess of the free withdrawal limit in a Contract Year, the contingent deferred sales charge schedule set forth above will apply to the remainder of that withdrawal and all subsequent withdrawals made in the Contract Year.

Medically Related Withdrawal.  Subject to state law, after the first Contract Year and before the Annuity Date, you may withdraw, without incurring a contingent deferred sales charge, all or part of your Contract Value if certain medically related contingencies occur. This free withdrawal is available if you are (1) first confined in a nursing home or hospital while this Contract is in force and remain confined for at least 90 days in a row, or (2) first diagnosed as having a fatal illness (an illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force. The precise terms and conditions of this benefit are set forth in the Contract. It is not available if your age at issue is greater than 75. The medically related contingencies that must be met for free withdrawal vary in some states. The maximum amount that may be withdrawn under this free withdrawal provision is $500,000, including amounts withdrawn from other annuity contracts issued by us and our affiliates containing a comparable free withdrawal provision.

Disability Related Withdrawal.  You may withdraw at any time, without incurring a contingent deferred sales charge, part or all of your Contract Value if (1) you (you or the Annuitant for qualified contracts) are then disabled as defined in Section 72(m)(7) of the Internal Revenue Code and as applied under the Social Security Act, and (2) the disability began after the Contract Date, and (3) the disability has continued without interruption for four months.

Required Minimum Distributions.  There is no contingent deferred sales charge imposed upon Required Minimum Distributions under qualified contracts which are required by the Code, even if this amount exceeds the Free Withdrawal Amount. Required Minimum Distributions reduce the Free Withdrawal Amount during the Contract Year. During any given contract year, you are entitled to receive either the Required Minimum Distribution Amount or the entire Free Withdrawal Amount free of Contingent Deferred Sales Charge, not both. Additional withdrawals taken in the same contract year as your RMD payments will be subject to any applicable Contingent Deferred Sales Charge.

Contract Rider Charges.  You may elect to purchase optional contract riders to increase the benefits paid under your Contract. If you purchase any optional contract riders, the charges for which are deducted annually, and make a full surrender of your Contract before the costs for these optional contract riders have been deducted, your Contract Value will be reduced by the accrued costs of the optional contract riders, plus any applicable surrender charge. In addition, upon payment of the Death Benefit associated with the contract, the Death Benefit payable will be reduced by the accrued costs of the optional contract riders.

Guaranteed Minimum Step-Up Death Benefit Rider.  The current charge for the rider is 0.20% of the average annual Variable Account Value. We may, at our discretion, raise the current charge to a maximum rate of 0.25%.

Guaranteed Minimum Rising-Floor Death Benefit Rider.  The current and guaranteed charge for the rider is 0.35% of the average annual Variable Account Value.

Estate Enhancement Death Benefit Rider.  For Annuitants who are 60 years of age or less, the current charge for the rider is 0.15% of the average Variable Account Value and Fixed Account Value. For Annuitants

between the age of 61 and 70 years, the current charge is 0.25% and for Annuitants between the age of 71 and 80, the current charge is 0.55%. The guaranteed maximum charge that we may make for this rider for issue ages of 60 years or less, issue ages between 61 and 70, and issue ages between 71 and 80 are 0.20%, 0.30% and 0.60%, respectively.

The accumulated charges for the enhanced guaranteed minimum and for the estate enhancement death benefit riders will be made on each contract anniversary and at any time the Variable Account Value is withdrawn or transferred in full. The charge will be deducted by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value.

Death Benefit Enhancement Riders.  We will calculate a charge on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The monthly charges will be accumulated during a Contract Year and deducted on the contract anniversary. In addition, we will deduct any uncollected rider charges on the date we pay the death benefit under your Contract, the date you elect to begin taking annuity payments or the date you surrender your Contract.

The charge for any month will be the rate from the tables shown below based on the attained age of the Annuitant as of the prior contract anniversary multiplied by the Death Benefit Enhancement. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

We will deduct the charge by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value. The charge is the same whether you choose the Rising Floor Plus Death Benefit Enhancement Rider or the Step-Up Plus Death Benefit Enhancement Rider.

Attained Age	Monthly Charge per $1,000 of Benefit
Less than 40	$0.208
40-44	0.208
45-49	0.333
50-54	0.458
55-59	0.708
60-64	1.083
65-69	1.667
70-74	2.708
75-79	4.250
80-84	7.083
85-89	11.000
90-94	17.292

Optional Guaranteed Minimum Accumulation Benefit Rider.  The rider charge for this benefit, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the variable sub-accounts. Effective May 4, 2009, the current effective annual charge for this agreement is 0.60% and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009, the current effective annual charge for this agreement remains at 0.50% of the monthly Contract Value and may not be increased beyond the maximum of 1.00%.

Growth and Income Rider.  The rider charge for this package of enhancements, to be assessed annually, will be a percentage of the monthly average Contract Value that is allocated to the variable sub-accounts and will be deducted from the Contract Value on the next Contract Anniversary. Effective

May 4, 2009, the current effective annual charge for this agreement is 0.90% for a Single Life Guarantee and 1.00% for a Joint Life Guarantee, and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.85%. of monthly average Contract Value for a Single Life Guarantee and 0.95% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65% of monthly average Contract Value for a Single Life Guarantee and 0.85% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Growth and Income Advantage Benefit Rider.  The rider charge for this package of enhancements, to be assessed annually, will be a percentage of the monthly average Contract Value that is allocated to the variable sub-accounts and will be deducted from the Contract Value on the next Contract Anniversary. Effective April 1, 2009, the current effective annual charge for the rider is 0.90% of monthly average Contract Value for a Single Life Guarantee and 1.00% of monthly average Contract Value for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.00%.

If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this rider. The Contract Owner can opt out of any future rider charge increases by sending, at least 30 days prior to a contract anniversary, a written request to the Company to do so. No future increases in the current charge for the rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent contract anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following contract anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the maximum Rider Charge of 1.00%.

We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement is 0.70%. of monthly average Contract Value for a Single Life Guarantee and 0.90% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Purchasing Power Protector Benefit.  On an annual basis the Rider Charge will be a percentage of the monthly average of the Withdrawal Base and will be deducted from the Contract Value. The Rider Charge will be deducted annually on each Contract Anniversary until the Annuity Date. Effective May 4, 2009, the current effective annual charge for the rider is 1.15% of monthly average Withdrawal Base for a Single Life Guarantee and 1.25% of monthly average Withdrawal Base for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.25%.

If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this rider. The Contract Owner can opt out of any future rider charge increases by sending, at least 30 days prior to a contract anniversary, a written request to the Company to do so. No future increases in the current charge for the rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent contract anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following contract anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the Maximum Rider Charge of 1.25%.

We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.95%. of monthly average Withdrawal Base for a Single Life Guarantee and 1.05% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65%. of monthly average Withdrawal Base for a Single Life Guarantee and 0.85% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

Underlying Fund Charges.  The Funds assess fees and charges that you pay indirectly through your investment subaccount. For more information about these fees, see EXPENSES in this prospectus and the fee table in a Fund’s prospectus.

Premium Taxes.  Some states and municipalities impose premium taxes on purchase payments received by insurance companies. Generally, any premium taxes payable will be deducted upon annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on purchase payments. Currently, state premium taxes on purchase payments range from 0% to 3 1/2%.

The Company or an affiliate may receive asset-based compensation from the Funds’ advisors or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the Underlying Fund or Contract charges described in this section or in the fee table.

MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS

General Information

For contracts purchased after November 18, 2011, you may allocate or transfer your Account Value to one or more of the following fixed interest accounts: (1) the Three Year Fixed Interest Account; (2) the Five Year Fixed Interest Account; and (3) the Seven Year Fixed Interest Account. We periodically declare an effective annual interest rate applicable to allocations to the various fixed interest accounts. For each amount allocated to one of the fixed interest accounts, interest will be credited at an annual effective interest rate declared by us each month. The declared rate of interest will apply through the end of the thirty-six month, sixty month or eighty-four month period, as applicable, which begins on the first day of the calendar month in which the allocation is made. We guarantee an effective annual rate of interest on allocations to all fixed interest accounts equal to the minimum rate prescribed by a formula established by the National Association of Insurance Commissioners.

You may transfer amounts held in the fixed interest accounts to Subaccounts or to another fixed interest account, subject to the provisions of your Contract. A premature withdrawal charge may be deducted from the interest earned on any amount that is withdrawn from the Three Year Fixed Interest Account, the Five Year Fixed Interest Account or the Seven Year Fixed Interest Account during the period for which an interest rate is guaranteed. The premature withdrawal charge will be determined by multiplying the premature withdrawal rate by the premature withdrawal amount. The premature withdrawal rate equals one-half of the most recent effective annual interest rate then applicable to the fixed interest account from which the withdrawal is being made (i.e., 6 months’ interest). The premature withdrawal amount equals (a) minus the greater of (b) or (c) where: (a) is the total amount withdrawn from the fixed interest accounts; (b) is the amount for which the declared effective annual interest rate has expired in the immediately preceding 25 days (which reflects that you may make withdrawals up to 25 days after the maturity of a fixed interest account without application of the premature withdrawal charge); and (c) is 10% of purchase payments less any previous amount withdrawn from the Contract in that contract year. In no event will the premature withdrawal charge invade the Contract Owner’s principal investment in the applicable fixed interest account. In no event will the sum of the premature withdrawal charge and the contingent deferred sales charge exceed 10% of the amount withdrawn. In accordance with state law, we may defer a withdrawal or transfer from a fixed interest account for up to six months if we reasonably determine that investment conditions are such that an orderly sale of assets in our general account is not feasible.

For contracts purchased after November 18, 2011, if you participate in our dollar cost averaging program, you may allocate new Purchase Payments to a Six Month or Twelve Month Dollar Cost Averaging Account in our fixed interest account. The interest rate that you earn is set at the time that you invest and will not vary during the period. We guarantee an effective annual rate of interest on allocations to all fixed interest accounts equal to the minimum rate prescribed by a formula established by the National Association of Insurance Commissioners. If you stop dollar cost averaging while the money is allocated to the Dollar Cost Averaging Account, your money will be transferred to the Money Market Subaccount.

The Minimum Guaranteed Interest Rate applicable for any Fixed Dollar Cost Averaging Option of the Fixed Account (according to your Contract) is determined on the Contract Date. The rate can range between 1% and 3%, unless applicable law permits a reduction. The minimum guaranteed interest rate for any Fixed Interest Account is determined based on a formula established by state law as described below.

The Minimum Guaranteed Interest Rate is the lesser of (1) 3% and (2) the average over a 12-month period, rounded to the nearest 1/20th of 1%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. This rate is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate.

For contracts purchased prior to November 18, 2011, you may allocate or transfer your Account Value to one or more of the following fixed interest accounts: (1) the Three Year Fixed Interest Account; (2) the Five Year Fixed Interest Account; and (3) the Seven Year Fixed Interest Account. We periodically declare an effective annual interest rate applicable to allocations to the various fixed interest accounts. For each amount allocated to one of the fixed interest accounts, interest will be credited at an annual effective interest rate declared by us each month. The declared rate of interest will apply through the end of the thirty-six month, sixty month or eighty-four month period, as applicable, which begins on the first day of the calendar month in which the allocation is made. We guarantee an effective annual rate of interest on allocations to all fixed interest accounts of not less than 3%. We reserve the right to reduce our guaranteed minimum interest rate if permitted by your state. If required by law, we will notify you in advance of any such change.

For contracts purchased prior to November 18, 2011, if you participate in our dollar cost averaging program, you may allocate money to a Six Month or Twelve Month Dollar Cost Averaging Account in our fixed interest account. The interest rate that you earn is set at the time that you invest and will not vary during the period. The rate will never be less than 3%, unless applicable law permits a reduction. If you stop dollar cost averaging while the money is allocated to a Dollar Cost Averaging Account, your money will be transferred to the Money Market Subaccount.

You may transfer money in the fixed interest accounts to Subaccounts of the Separate Account, subject to the provisions of your Contract. If you do not withdraw or reallocate money in a fixed interest account within 25 days after the end of that account’s interest period, we will treat it as a new allocation to that fixed account. The One Year Fixed Interest Account is not available to Contracts issued on or after August 11, 2003.

Loans Under Section 403(b) Contracts

If your Contract qualifies under Section 403(b) of the Code, and if state law permits, you may be able to borrow against money that you have invested in a fixed interest account. Review your Contract loan endorsement or consult our representative for a complete description of the terms of the loan privilege, including minimum and maximum loan amounts, repayment terms, and restrictions on prepayments.

When you borrow, an amount equal to your loan will be transferred, as collateral, from your Separate Account Subaccounts to an account in our general account called the “Restricted Account.” Amounts transferred to the Restricted Account currently earn interest at a rate of 1 1/2 percentage points less than the rate of interest that we charge you on the loan. The lowest possible interest that you could earn on your Restricted Account assets is 2 1/2 percentage points less than the rate charged on the loan. On your contract anniversary, the accrued interest in the Restricted Account will be transferred to your Separate Account Subaccounts in accordance with your current payment allocation instructions.

Loan repayments are due quarterly. When you repay part of your loan, we transfer an amount equal to the principal portion of the repayment from the Restricted Account to the Money Market Subaccount. You may then transfer amounts from the Money Market Subaccount to the other investment options offered under the Contract.

If you are in default, we will report the default to the Internal Revenue Service as a taxable distribution and, if you are then under age 59 1/2, as a premature distribution that may be subject to a 10% penalty. We will repay the loan by withdrawing the amount in default, plus interest and any applicable contingent deferred sales charge, from your Separate Account Subaccounts in accordance with your loan request and agreement. If Section 403(b) prevents us from doing this, your outstanding loan balance will continue to accrue interest and the amount due will be withdrawn when a withdrawal becomes permissible. While a loan balance is outstanding, any withdrawal or death benefit proceeds must first be used to pay the loan.

Loans are subject to the terms of your Contract, your Section 403(b) plan and the Code, and, in the case of plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the ERISA regulations on plan loans, all of which may impose restrictions. We reserve the right to suspend, modify or terminate the availability of loans. Where there is a plan fiduciary, it is the responsibility of the fiduciary to ensure that any contract loans comply with plan qualification requirements, including ERISA.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of some federal income tax considerations. It is based on the law in effect on the date of this prospectus, which may change, and does not address state or local tax laws. For further information, you should consult qualified tax counsel.

You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

Same sex marriages that are recognized as marriages under the law of the jurisdiction in which the marriage occurred are so recognized under federal law and will be afforded the same tax treatment and spousal annuity provisions. However, the IRS currently takes the position that relationships such as civil unions and domestic partnerships that are not recognized as marriages under applicable state (or foreign) law are not recognized as marriages for federal tax purposes. Please consult a tax or legal advisor for details and up-to-date information.

Withdrawals and Death Benefits.  You may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. The taxable portion of these payments generally will be the amount by which the payment exceeds your cost basis. Thus, you or your Beneficiary generally will have taxable income to the extent that your Contract Value exceeds your purchase payments. Ordinary income tax rates apply. If you designate a Beneficiary who is either your grandchild or is more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

In the case of a nonqualified Contract and death of an Annuitant who was not the Contract Owner, an election to receive the death benefit in the form of annuity payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment, as described in the preceding paragraph.

Annuity Payments.  The taxable portion of an annuity payment generally is determined by a formula that establishes the ratio of the cost basis of the Contract (as adjusted for any refund feature) to the expected return under the Contract. The taxable portion, which is the amount of the annuity payment in excess of the cost basis, is taxed at ordinary income tax rates.

Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

If your nonqualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed minimum withdrawal payments during the settlement phase under nonqualified Contracts as withdrawals. Consult a tax advisor before purchasing a Guaranteed Minimum Withdrawal Benefit Rider or option.

Early Withdrawals.  An additional income tax of 10% (or 25% under certain circumstances) may be imposed on the taxable portion of an early withdrawal or distribution unless one of several exceptions apply. Generally, there will be no additional income tax on:

•

early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

•	withdrawals made on or after age 59 1/2;

•	distributions made after death; or

•	withdrawals attributable to total and permanent disability.

Transfers.  You may pay tax if you transfer your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer over the investment in the Contract at such time. This rule does not apply to transfers between spouses or to transfers incident to a divorce.

Separate Account Diversification.  Section 817(h) of the Code provides that the investments of a separate account (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity contract for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The Separate Account, through each of the available funds of the Penn Series Funds, Inc. intends to comply with those requirements. The requirements are briefly discussed in the accompanying prospectuses for the underlying funds.

The Treasury Department has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable contract owner is treated as owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular Subaccounts without being treated as owners of the underlying shares. No such regulations have been issued to date. The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under your Contract are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that contract owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Contract owners being treated as the owners of the assets of the Subaccounts under the Contract. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent the owners of the Contract from being considered the owners of a pro rata share of the assets of the Subaccounts under the Contract. It is possible that when regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

Qualified Plans. The Contracts may be used in connection with certain retirement plans that qualify for special tax treatment under the Code. The plans include rollover individual retirement annuities qualified under Section 408(b) of the Code (referred to as IRAs) and certain tax deferred annuities qualified under Section 403(b) of the Code. Qualified Contracts have special provisions in order to be treated as qualified under the Code.

For some types of qualified retirement plans, there may be no cost basis in the Contract. In this case, the total payments received may be taxable. Before purchasing a contract under a qualified retirement plan, the tax law provisions applicable to the particular plan should be considered.

Distribution must generally commence from individual retirement annuities and from Contracts qualified under Section 403(b) no later than the April 1 following the calendar year in which the Contract Owner attains age 70 1/2. Failure to make such required minimum distributions may result in a 50% tax on the amount of the required distribution.

If your qualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. If you elect a guaranteed minimum withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the Contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the Guaranteed Minimum Withdrawal Benefit Rider itself.

Generally, under a nonqualified annuity or rollover individual retirement annuity qualified under Section 408(b), unless the Contract Owner elects to the contrary, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations. The same treatment will apply to distributions from a Section 403(b) annuity that are payable as an annuity for the life or life expectancy of one or more individuals, or for a period of at least 10 years, or are required minimum distributions. Other distributions from a qualified plan or a Section 403(b) annuity are subject to mandatory withholding, unless an election is made to receive the distribution as a direct rollover to another eligible retirement plan.

This general summary of federal income tax does not address every issue that may affect you. You should consult qualified tax counsel.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly owned subsidiary of Penn Mutual and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Contracts through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on purchase payments made under the Contract will not exceed 5%.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as web site placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the contracts.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

APPENDIX A

This Appendix contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

PENN SERIES MONEY MARKET FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$9.988	$10.133	$10.280	$10.429	$10.580
Accumulation Unit Value, end of period	$9.845	$9.988	$10.133	$10.280	$10.429
Number of Accumulation Units outstanding, end of period	1,573,058	2,069,737	2,073,013	1,923,906	3,335,585

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$10.733	$10.843	$10.716	$10.358	$10.043
Accumulation Unit Value, end of period	$10.580	$10.733	$10.843	$10.716	$10.358
Number of Accumulation Units outstanding, end of period	2,492,154	2,534,776	3,126,767	946,287	443,222

PENN SERIES LIMITED MATURITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$11.794	$11.946	$12.131	$12.234	$12.140
Accumulation Unit Value, end of period	$11.716	$11.794	$11.946	$12.131	$12.234
Number of Accumulation Units outstanding, end of period	2,926,976	2,505,695	2,237,703	3,433,167	3,282,505

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$ 11.876	$11.826	$ 11.424	$11.017	$10.697
Accumulation Unit Value, end of period	$12.140	$11.876	$11.826	$11.424	$11.017
Number of Accumulation Units outstanding, end of period	2,680,977	2,125,842	1,302,206	807,988	431,802

PENN SERIES QUALITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$15.036	$14.516	$15.178	$14.920	$13.746
Accumulation Unit Value, end of period	$14.875	$15.036	$14.516	$15.178	$14.920
Number of Accumulation Units outstanding, end of period	4,231,103	4,629,083	5,737,518	7,412,250	6,490,522

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$13.150	$12.585	$12.150	$11.594	$11.176
Accumulation Unit Value, end of period	$13.746	$13.150	$12.585	$12.150	$11.594
Number of Accumulation Units outstanding, end of period	5,725,168	4,514,326	2,291,448	1,783,058	1,287,034

PENN SERIES HIGH YIELD BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$22.350	$22.264	$20.933	$18.540	$18.249
Accumulation Unit Value, end of period	$21.286	$22.350	$22.264	$20.933	$18.540
Number of Accumulation Units outstanding, end of period	1,045,026	1,195,892	1,343,446	1,541,765	1,319,920

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$16.217	$11.236	$14.996	$14.691	$13.555
Accumulation Unit Value, end of period	$18.249	$16.217	$11.236	$14.996	$14.691
Number of Accumulation Units outstanding, end of period	1,148,972	924,730	401,638	452,161	347,051

PENN SERIES FLEXIBLY MANAGED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$29.737	$26.909	$22.326	$19.745	$19.443
Accumulation Unit Value, end of period	$30.773	$29.737	$26.909	$22.326	$19.745
Number of Accumulation Units outstanding, end of period	19,604,557	20,585,830	21,976,501	21,927,799	20,546,547

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$17.315	$13.217	$18.582	$18.048	$15.872
Accumulation Unit Value, end of period	$19.443	$17.315	$13.217	$18.582	$18.048
Number of Accumulation Units outstanding, end of period	18,283,455	13,392,651	9,908,869	9,350,973	7,029,665

PENN SERIES BALANCED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$15.313	$14.169	$12.314	$11.304	$10.865
Accumulation Unit Value, end of period	$15.196	$15.313	$14.169	$12.314	$11.304
Number of Accumulation Units outstanding, end of period	664,985	777,375	864,353	1,071,127	1,024,559

	Year Ended December 31,
	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.870	$8.482	$10.000
Accumulation Unit Value, end of period	$10.865	$9.870	$8.482
Number of Accumulation Units outstanding, end of period	838,036	537,554	363,762

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES LARGE GROWTH STOCK FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$15.443	$14.460	$10.546	$9.011	$9.286
Accumulation Unit Value, end of period	$16.821	$15.443	$14.460	$10.546	$9.011
Number of Accumulation Units outstanding, end of period	2,001,318	2,271,299	2,350,802	2,514,655	2,520,221

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$8.067	$5.726	$9.995	$9.291	$8.341
Accumulation Unit Value, end of period	$9.286	$8.067	$5.726	$9.995	$9.291
Number of Accumulation Units outstanding, end of period	2,309,181	1,902,198	1,542,526	1,040,599	538,115

(a)	Penn Series Growth Stock Fund Subaccount prior to September 25, 2008.

PENN SERIES LARGE CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$12.887	$11.748	$9.684	$8.912	$9.698
Accumulation Unit Value, end of period	$12.682	$12.887	$11.748	$9.684	$8.912
Number of Accumulation Units outstanding, end of period	454,181	467,699	613,958	904,476	991,128

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$8.750	$6.455	$11.659	$11.298	$11.054
Accumulation Unit Value, end of period	$9.698	$8.750	$6.455	$11.659	$11.298
Number of Accumulation Units outstanding, end of period	767,977	617,927	294,509	314,705	299,021

PENN SERIES LARGE CORE GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$14.660	$13.807	$10.158	$8.874	$9.478
Accumulation Unit Value, end of period	$14.692	$14.660	$13.807	$10.158	$8.874
Number of Accumulation Units outstanding, end of period	530,749	654,712	713,420	770,670	729,189

	Year Ended December 31,
	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$8.200	$6.123	$10.000
Accumulation Unit Value, end of period	$9.478	$8.200	$6.123
Number of Accumulation Units outstanding, end of period	702,034	785,452	547,472

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES LARGE CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$17.634	$16.073	$12.242	$10.970	$11.645
Accumulation Unit Value, end of period	$16.624	$17.634	$16.073	$12.242	$10.970
Number of Accumulation Units outstanding, end of period	1,318,754	1,326,980	1,236,067	1,406,145	1,566,088

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$10.288	$7.812	$14.312	$14.000	$12.010
Accumulation Unit Value, end of period	$11.645	$10.288	$7.812	$14.312	$14.000
Number of Accumulation Units outstanding, end of period	1,289,516	997,406	573,101	610,550	540,238

PENN SERIES LARGE CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$13.719	$12.508	$9.778	$8.584	$9.090
Accumulation Unit Value, end of period	$13.412	$13.719	$12.508	$9.778	$8.584
Number of Accumulation Units outstanding, end of period	1,379,381	1,679,258	1,829,150	2,030,145	1,996,700

	Year Ended December 31,
	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$8.350	$7.257	$10.000
Accumulation Unit Value, end of period	$9.090	$8.350	$7.257
Number of Accumulation Units outstanding, end of period	2,100,820	2,040,805	1,390,847

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES INDEX 500 FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$18.992	$17.015	$13.091	$11.483	$11.448
Accumulation Unit Value, end of period	$18.906	$18.992	$17.015	$13.091	$11.483
Number of Accumulation Units outstanding, end of period	3,451,851	3,763,553	3,837,329	3,329,580	2,590,189

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$10.120	$8.142	$12.924	$12.478	$10.973
Accumulation Unit Value, end of period	$11.448	$10.120	$8.142	$12.924	$12.478
Number of Accumulation Units outstanding, end of period	2,341,089	2,099,475	1,528,170	1,126,147	799,982

PENN SERIES MID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$19.509	$18.078	$13.416	$12.832	$14.117
Accumulation Unit Value, end of period	$18.117	$19.509	$18.078	$13.416	$12.832
Number of Accumulation Units outstanding, end of period	1,164,542	1,207,489	1,333,332	1,527,844	1,392,534

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$11.291	$7.752	$15.383	$12.473	$11.848
Accumulation Unit Value, end of period	$14.117	$11.291	$7.752	$15.383	$12.473
Number of Accumulation Units outstanding, end of period	1,166,551	953,727	720,501	574,032	372,622

PENN SERIES MID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$27.350	$24.412	$18.185	$16.021	$17.343
Accumulation Unit Value, end of period	$24.803	$27.350	$24.412	$18.185	$16.021
Number of Accumulation Units outstanding, end of period	735,315	760,843	884,056	830,414	753,834

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$13.989	$9.657	$18.580	$18.169	$16.546
Accumulation Unit Value, end of period	$17.343	$13.989	$9.657	$18.580	$18.169
Number of Accumulation Units outstanding, end of period	674,610	550,895	361,928	344,089	299,255

PENN SERIES MID CORE VALUE FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$21.784	$18.992	$14.920	$13.226	$13.910
Accumulation Unit Value, end of period	$21.145	$21.784	$18.992	$14.920	$13.226
Number of Accumulation Units outstanding, end of period	437,779	612,097	629,125	667,377	700,038

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$11.251	$9.058	$15.038	$15.130	$13.678
Accumulation Unit Value, end of period	$13.910	$11.251	$9.058	$15.038	$15.130
Number of Accumulation Units outstanding, end of period	713,275	664,643	587,027	413,249	215,477

(a)	Penn Series Strategic Value Fund Subaccount prior to September 25, 2008.

PENN SERIES SMID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$18.019	$18.172	$12.908	$11.354	$12.089
Accumulation Unit Value, end of period	$17.490	$18.019	$18.172	$12.908	$11.354
Number of Accumulation Units outstanding, end of period	641,144	637,960	637,637	570,905	442,863

	Year Ended December 31,
	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.824	$6.466	$10.000
Accumulation Unit Value, end of period	$12.089	$9.824	$6.466
Number of Accumulation Units outstanding, end of period	311,879	204,216	44,973

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES SMID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$19.169	$17.802	$13.089	$11.165	$12.202
Accumulation Unit Value, end of period	$17.817	$19.169	$17.802	$13.089	$11.165
Number of Accumulation Units outstanding, end of period	640,994	620,643	481,354	486,189	472,370

	Year Ended December 31,
	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.757	$6.800	$10.000
Accumulation Unit Value, end of period	$12.202	$9.757	$6.800
Number of Accumulation Units outstanding, end of period	327,071	193,538	16,239

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES SMALL CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$11.768	$11.073	$8.164	$7.835	$8.943
Accumulation Unit Value, end of period	$11.639	$11.768	$11.073	$8.164	$7.835
Number of Accumulation Units outstanding, end of period	678,452	757,793	705,034	979,163	990,916

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$7.616	$4.871	$9.894	$9.321	$9.574
Accumulation Unit Value, end of period	$8.943	$7.616	$4.871	$9.894	$9.321
Number of Accumulation Units outstanding, end of period	982,299	759,461	479,545	402,652	392,912

PENN SERIES SMALL CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$32.156	$30.449	$22.237	$19.423	$19.536
Accumulation Unit Value, end of period	$29.963	$32.156	$30.449	$22.237	$19.423
Number of Accumulation Units outstanding, end of period	1,009,831	1,011,674	1,089,715	1,179,805	1,137,494

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$15.639	$12.502	$17.413	$18.658	$16.119
Accumulation Unit Value, end of period	$19.536	$15.639	$12.502	$17.413	$18.658
Number of Accumulation Units outstanding, end of period	963,895	847,050	705,997	708,616	563,611

PENN SERIES SMALL CAP INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$16.142	$15.717	$11.544	$10.141	$10.775
Accumulation Unit Value, end of period	$15.095	$16.142	$15.717	$11.544	$10.141
Number of Accumulation Units outstanding, end of period	1,029,418	1,059,376	977,782	917,371	803,530

	Year Ended December 31,
	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$8.662	$6.967	$10.000
Accumulation Unit Value, end of period	$10.775	$8.662	$6.967
Number of Accumulation Units outstanding, end of period	606,925	294,783	12,202

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES DEVELOPED INTERNATIONAL INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$10.569	$11.420	$9.569	$8.217	$9.541
Accumulation Unit Value, end of period	$10.272	$10.569	$11.420	$9.569	$8.217
Number of Accumulation Units outstanding, end of period	1,591,943	1,605,227	1,582,378	1,648,958	1,627,799

	Year Ended December 31,
	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.010	$7.113	$10.000
Accumulation Unit Value, end of period	$9.541	$9.010	$7.113
Number of Accumulation Units outstanding, end of period	1,152,249	575,589	10,875

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES INTERNATIONAL EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$25.534	$25.164	$24.094	$20.193	$20.302
Accumulation Unit Value, end of period	$26.070	$25.534	$25.164	$24.094	$20.193
Number of Accumulation Units outstanding, end of period	2,003,559	2,241,965	2,374,813	2,323,920	2,329,474

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$18.544	$15.456	$26.707	$22.573	$17.570
Accumulation Unit Value, end of period	$20.302	$18.544	$15.456	$26.707	$22.573
Number of Accumulation Units outstanding, end of period	2,271,734	1,974,584	1,492,016	1,145,255	682,331

PENN SERIES EMERGING MARKETS EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$9.926	$10.592	$10.869	$9.220	$11.470
Accumulation Unit Value, end of period	$8.718	$9.926	$10.592	$10.869	$9.220
Number of Accumulation Units outstanding, end of period	3,662,287	3,774,855	3,879,134	3,548,338	3,268,898

	Year Ended December 31,
	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.767	$5.983	$10.000
Accumulation Unit Value, end of period	$11.470	$9.767	$5.983
Number of Accumulation Units outstanding, end of period	2,538,069	1,527,928	820,092

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES REAL ESTATE SECURITIES FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$27.777	$21.642	$21.291	$18.622	$17.652
Accumulation Unit Value, end of period	$28.806	$27.777	$21.642	$21.291	$18.622
Number of Accumulation Units outstanding, end of period	794,950	845,062	978,477	991,086	898,045

	Year Ended December 31,
	2010	2009	2008	2007	2006
Accumulation Unit Value, beginning of period	$14.310	$11.475	$19.207	$23.730	$18.183
Accumulation Unit Value, end of period	$17.652	$14.310	$11.475	$19.207	$23.730
Number of Accumulation Units outstanding, end of period	2,538,069	648,412	385,011	306,260	242,019

(a)	Penn Series REIT Fund Subaccount prior to May 1, 2011.

PENN SERIES AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$14.011	$13.313	$11.028	$9.689	$10.203
Accumulation Unit Value, end of period	$13.590	$14.011	$13.313	$11.028	$9.689
Number of Accumulation Units outstanding, end of period	792,576	871,718	949,194	1,031,049	1,009,076

	Year Ended December 31,
	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$8.927	$7.025	$10.000
Accumulation Unit Value, end of period	$10.203	$8.927	$7.025
Number of Accumulation Units outstanding, end of period	937,634	665,719	98,974

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATELY AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$14.637	$13.973	$11.897	$10.623	$10.975
Accumulation Unit Value, end of period	$14.262	$14.637	$13.973	$11.897	$10.623
Number of Accumulation Units outstanding, end of period	2,978,004	3,237,619	3,379,450	3,785,565	3,531,723

	Year Ended December 31,
	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.724	$7.754	$10.000
Accumulation Unit Value, end of period	$10.975	$9.724	$7.754
Number of Accumulation Units outstanding, end of period	3,237,725	1,636,384	765,306

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$13.491	$12.958	$11.522	$10.539	$10.623
Accumulation Unit Value, end of period	$13.223	$13.491	$12.958	$11.522	$10.539
Number of Accumulation Units outstanding, end of period	6,140,645	6,818,957	7,507,712	7,976,884	7,667,673

	Year Ended December 31,
	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.602	$8.080	$10.000
Accumulation Unit Value, end of period	$10.623	$9.602	$8.080
Number of Accumulation Units outstanding, end of period	7,541,039	3,948,768	419,611

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATELY CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$12.803	$12.371	$11.478	$10.753	$10.621
Accumulation Unit Value, end of period	$12.591	$12.803	$12.371	$11.478	$10.753
Number of Accumulation Units outstanding, end of period	1,778,295	2,158,055	2,569,346	2,814,011	3,074,822

	Year Ended December 31,
	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.857	$8.608	$10.000
Accumulation Unit Value, end of period	$10.621	$9.857	$8.608
Number of Accumulation Units outstanding, end of period	2,732,069	1,501,781	322,198

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Accumulation Unit Value, beginning of period	$11.975	$11.710	$11.377	$10.944	$10.685
Accumulation Unit Value, end of period	$11.812	$11.975	$11.710	$11.377	$10.944
Number of Accumulation Units outstanding, end of period	1,593,447	1,584,786	1,791,127	2,219,532	2,140,399

	Year Ended December 31,
	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.142	$9.288	$10.000
Accumulation Unit Value, end of period	$10.685	$10.142	$9.288
Number of Accumulation Units outstanding, end of period	1,808,697	1,084,787	227,913

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

APPENDIX B

This appendix shows the date of availability by State of the version of the Purchasing Power Protector Benefit rider launched as of August 25, 2008.

State	Date	State	Date
Alaska	9/3/2008	Montana	10/7/2008
Alabama	9/3/2008	North Carolina	9/3/2008
Arkansas	9/3/2008	North Dakota	9/3/2008
Arizona	9/3/2008	Nebraska	9/3/2008
California	12/5/2008	New Hampshire	9/8/2008
Colorado	9/3/2008	New Jersey	10/6/2008
Connecticut	9/3/2008	New Mexico	9/3/2008
District of Columbia	9/3/2008	Nevada	9/3/2008
Delaware	10/1/2008	New York	9/24/2008
Florida	9/3/2008	Ohio	9/3/2008
Georgia	9/3/2008	Oklahoma	9/3/2008
Hawaii	9/3/2008	Oregon	11/4/2008
Iowa	9/3/2008	Pennsylvania	9/3/2008
Idaho	9/3/2008	Rhode Island	9/3/2008
Illinois	9/3/2008	South Carolina	9/3/2008
Indiana	9/3/2008	South Dakota	9/3/2008
Kansas	9/3/2008	Tennessee	9/3/2008
Kentucky	9/3/2008	Texas	9/3/2008
Louisiana	9/3/2008	Utah	9/18/2008
Massachusetts	1/23/2009	Virginia	9/3/2008
Maryland	9/3/2008	Vermont	9/3/2008
Maine	9/3/2008	Washington	9/3/2008
Michigan	9/3/2008	Wisconsin	9/3/2008
Minnesota	10/8/2008	West Virginia	9/3/2008
Missouri	9/3/2008	Wyoming	9/3/2008
Mississippi	9/3/2008

B-1

APPENDIX C

This appendix applies to policies who elected the Purchasing Power Protector Benefit rider prior to the date of availability in the State of issue (see Appendix B in this prospectus):

Guaranteed Lifetime Withdrawal Benefit Rider.  At the time you purchase your Contract, you may purchase The Purchasing Power Protector, a package which includes the following enhancements to your Contract:

1)	Guaranteed Lifetime Withdrawal Benefit; and

2)	Death Benefit Enhancement.

This package of enhancements is available for Annuitants ages 35 to 80 and may not be added after you purchase your Contract and may not be selected if you intend to purchase any other package of enhancements or riders described in this prospectus. Certain capitalized terms used to describe this package of enhancements are defined in this section or in the rider itself.

The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above, see WHAT ARE THE DEATH BENEFITS UNDER MY CONTRACT.

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if selected, can withdraw an amount annually as long as either the Annuitant or the Joint Annuitant, if applicable, is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount (“Withdrawal Amount”) and equals the Lifetime Withdrawal Base (“Withdrawal Base”) multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage (“Withdrawal Percentage”).

Withdrawal Base.  The Withdrawal Base is the greater of (a) or (b) where:

(a)	is the Contract Value on the date of the first withdrawal, prior to the first withdrawal; and

(b)	is the sum of (1) plus (2), where;

(1)	is the Contract Value on the rider effective date; and

(2)	is each purchase payment received after the rider effective date.

Withdrawal Percentage.  For a Single Life Guarantee, the Withdrawal Percentage is based on the age of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the age of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. Set forth below are the Withdrawal Percentages for your Contract.

Single or Joint Life Guarantee

Age of Annuitant (at time of first withdrawal)	Withdrawal Percentage
Under 55	2.5%
55-59	3.0%
60-64	3.5%
65-69	4.0%
70-74	4.5%
75 and older	5.0%

The Withdrawal Base is subject to certain adjustments while the rider is in effect. The Withdrawal Base will automatically be increased by an inflation adjustment on each contract anniversary after the first withdrawal from the Contract and will be increased if the Contract Owner elects a step-up benefit. The Withdrawal Base will be reduced if cumulative withdrawals in a Contract Year exceed the Withdrawal Amount.

Inflation Adjustment.  The inflation adjustment is credited to the Withdrawal Base following the first withdrawal. The inflation adjustment is made on each contract anniversary and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor.  The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between contract anniversaries, the Company will calculate the CPI Factor as stated above and apply it to the average monthly Withdrawal Base as defined under Inflation Adjustment. The Inflation Adjustment is then pro-rated for the partial year between the date of the first withdrawal and the following contract anniversary before being added to the Withdrawal Base.

Step-Up Benefit and Step-Up Benefit Date.  The Step-Up Benefit allows the Contract Owner to increase the Withdrawal Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. This would increase the Withdrawal Amount which would then equal the increased Contract Value multiplied by the Withdrawal Percentage.

The first Step-Up Benefit Date a Contract Owner can elect is the third contract anniversary starting with the rider’s effective date. Subsequent Step-Up Benefit Dates can be no earlier than the third anniversary of the previous Step-Up Benefit Date.

Election of a Step-Up Benefit must be made in writing by the Contract Owner and received by the Company, in good order, at least thirty days prior to the contract anniversary on which the Step-Up Benefit is effective.

Excess Withdrawal Reduction.  If your cumulative withdrawals in a Contract Year exceed the Withdrawal Amount, the Withdrawal Base will be reduced. The Excess Withdrawal is the amount by which the cumulative withdrawals exceed the Withdrawal Amount. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base; and

(b)	is the Contract Value immediately prior to the Excess Withdrawal.

Waiting Bonus.  In addition to the adjustments to the Withdrawal Base described above, the Withdrawal Percentage can be increased by an amount (the “Waiting Bonus”) which is added to the Withdrawal Percentage if the first withdrawal is taken after a specified contract anniversary. The Waiting Bonus percentages are as follows:

Contract Year at First Withdrawal	Waiting Bonus
1 - 5	0%
6 -10	0.5%
11 and later	1.0%

Effect of Withdrawals Less Than the Withdrawal Amount.  If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Withdrawal Amount is not increased in subsequent Contract Years.

Effect of Required Minimum Distributions on Withdrawal Amount.  If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Annuity Payments.  The Contract Owner can elect to receive annuity payments under one of the following options:

(a)	apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	request that as of the annuity payment commencement date, annuity payments are made each year equal to the Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Remaining Payments When Contract Value is Reduced to Zero.  If the Contract Value is reduced to zero and the Withdrawal Base is still positive, such Remaining Payments will be made once each Contract Year. In this situation, no additional purchase payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Guaranteed Lifetime Withdrawal Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

Joint and Single Life Guarantees.  The Guaranteed Lifetime Withdrawal Benefit can be purchased on a single or a joint life basis. A Joint Life Guarantee is issued when a Joint Annuitant is specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant, and the spouse must be the Joint Annuitant and Successor Owner.

A Single Life Guarantee is issued when a Joint Annuitant is not specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant.

A Single Life Guarantee cannot be converted to a Joint Life Guarantee. If no withdrawals have been taken, a Joint Life Guarantee can be changed to a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse if no withdrawals have been taken. If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be dropped from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the owner is alive and steps into ownership upon the death of the owner. The Spousal Joint Annuitant must always be the Contract Owner’s primary beneficiary unless the rider is changed to a Single Life Guarantee before withdrawals have begun.

Death Benefit Enhancement.  Prior to the Annuity Date and upon receipt of due proof of the Annuitant’s death for Single Life Guarantees, or the last death of the Annuitant and Joint Annuitant for Joint Life Guarantees, and the necessary forms to make payment to a Beneficiary, the Company will pay a Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is equal to the remaining Death Benefit Enhancement Benefit Base (the “Benefit Base”), minus the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The Death Benefit Enhancement cannot be less than zero. The maximum Death Benefit Enhancement is $1 million.

Death Benefit Enhancement Benefit Base.  For purposes of calculating the Death Benefit Enhancement, the Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal; and

(b)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of (i) 10 years from the contract issue date until the earliest of:

(i)	10 years from the contract issue date;

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant;

(iii)	the date of the first withdrawal; and

(2)	is each purchase payment received after the rider effective date but prior to the first withdrawal accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of (i) 10 years from the contract issue date until the earliest of:

(i)	10 years from the contract issue date,

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant,

(iii)	the date of the first withdrawal; and

(c)	the highest Contract Value as of a contract anniversary date until the earliest of:

(i)	10 years from the contract issue date,

(ii)	attainment of age 80 of the Annuitant for Single Life Guarantees, or age 80 of the younger of the Annuitant or the Joint Annuitant for Joint Life Guarantees;

(iii)	the date of the first withdrawal.

Purchase payments made after the date of the first withdrawal will increase the Death Benefit Enhancement Benefit Base on a dollar-for-dollar basis.

Any increase in the Guaranteed Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date.

Effect of Withdrawals on the Death Benefit Enhancement Benefit Base.  If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Benefit Base is reduced for the withdrawals on a dollar-for-dollar basis. If the total withdrawals in a Contract Year exceed the Withdrawal Amount, the Benefit Base is reduced for the amount of the Excess Withdrawals by multiplying the Excess Withdrawal by the ratio of (a) to (b) where

(a)	is the Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

Impact of Annuitant’s Death for Joint Life Guarantees.  The Joint Annuitant has the option of continuing the contract. If no withdrawals have been taken, the successor owner may elect to convert the guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If no withdrawals have been taken, the guarantee converts to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

The Joint Annuitant also has the option to surrender the Contract and receive a Death Benefit equal to the Contract Value, and the Contract and rider terminate.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a Beneficiary and the Contract and rider are terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees.  If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company to convert the guarantee to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Annuitant’s lifetime.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

For information on the cost of this package of enhancements, see “What Charges Do I Pay?” in this prospectus.

Termination of Rider.  This Rider will terminate:

(a)	on any contract anniversary, after the third contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(b)	if the Contract Value equals zero and there is no Withdrawal Amount due in future years;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	upon annuitization.

STATEMENT OF ADDITIONAL INFORMATION — MAY 1, 2016

PENNFREEDOM

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

INDIVIDUAL VARIABLE AND FIXED ANNUITY CONTRACT

This statement of additional information is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2016 for the individual variable and fixed annuity contract (the “Contract”). The Contract is funded through Penn Mutual Variable Annuity Account III (referred to as the “Separate Account” in the Prospectus and this Statement of Additional Information). To obtain the Prospectus you may write to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, Philadelphia, PA 19172 or visit our web site at www.pennmutual.com or you may call (800) 523-0650. Terms used in this Statement of Additional Information have the same meaning as in the Prospectus.

VARIABLE ANNUITY PAYMENTS

First Variable Annuity Payment

When a variable annuity is effected, we will first deduct applicable premium taxes, if any, from the Contract Value. The dollar amount of the first monthly annuity payment will be determined by applying the net Contract Value to the annuity table set forth in the contract for the annuity option chosen. The annuity tables show the amount of the first monthly income payment under each annuity option for each $1,000 of value applied, based on the Annuitant’s age at the Annuity Date. The annuity tables are based on the Annuity 2000 Basic Table with interest rates at 3% or 5%.

Subsequent Variable Annuity Payments

The dollar amount of subsequent variable annuity payments will vary in accordance with the investment experience of the Subaccount(s) of the Separate Account applicable to the annuity. Each subsequent variable annuity payment will equal the number of annuity units credited, multiplied by the value of the annuity unit for the Valuation Period. Penn Mutual guarantees that the amount of each subsequent annuity payment will not be affected by variations in expense or mortality experience.

Annuity Units

For each Subaccount selected, the number of annuity units is the amount of the first annuity payment allocated to the Subaccount divided by the value of an annuity unit for the Subaccount on the Annuity Date. The number of your annuity units will not change as a result of investment experience.

Value of Annuity Units

The value of an annuity unit for each Subaccount was arbitrarily set at $10 when the Subaccount was established. The value may increase or decrease from one Valuation Period to the next. For a Valuation Period, the value of an annuity unit for a Subaccount is the value of an annuity unit for the Subaccount for the last prior Valuation Period multiplied by the net investment factor for the Subaccount for the Valuation Period. The result is then multiplied by a factor to neutralize an assumed interest rate of 3% or 5%, as applicable, built into the annuity tables.

Net Investment Factor

For any Subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the mutual fund held in the Subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the mutual fund if the “ex-dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the mutual fund held in the Subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The sum of the mortality and expense risk charge and the asset based contract administration charge. On an annual basis, the sum of such charges equals 1.45% of the daily net asset value of the Subaccount.

Assumed Interest Rate

Assumed interest rates of 3% or 5% are included in the annuity tables in the contracts. A higher assumption would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate on an annual basis is equal to the assumed interest rate you have selected, annuity payments will be level.

Valuation Period

Valuation Period is the period from one valuation of underlying fund assets to the next. Valuation is performed each day the New York Stock Exchange is open for trading.

Transaction Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contracts and the Separate Accounts.

DISTRIBUTION OF CONTRACTS

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”), serves as principal underwriter of the Contracts. The address of HTK is 600 Dresher Road, Horsham, PA 19044. For 2015, 2014, and 2013, Penn Mutual paid to HTK underwriting commissions of approximately $49,312, $53,963, and $48,536, respectively.

The Contracts will be distributed by HTK through broker-dealers. Total commissions on purchase payments made under the Contract will not exceed 5% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid.

CUSTODIAN

Penn Mutual is custodian of the assets held in the Separate Account.

EXPERTS

The financial statements of the Company as of December 31, 2015 and 2014 and for each of the two years in the period ended December 31, 2015, and the financial statements and financial highlights of the Separate Account of the Company as of December 31, 2015 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP has provided advice on certain matters relating to the federal securities laws and the offering of the Contract. Their offices are located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of the Company appear on the following pages. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

The Penn Mutual Life Insurance Company

Variable Annuity Account III

Audited Financial Statements

as of December 31, 2015

and for the periods presented

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7045 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and Contract Owners of Penn Mutual Variable Annuity Account III

of The Penn Mutual Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the sub accounts constituting Penn Mutual Variable Annuity Account III of The Penn Mutual Life Insurance Company at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Penn Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the underlying funds’ transfer agents at December 31, 2015, provide a reasonable basis for our opinion.

April 1, 2016

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2015

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund
Assets:
Investments at fair value	$6,023,910,188	$74,587,198	$93,831,097	$259,713,695
Dividends receivable	637	637	—	—
Receivable for securities sold	8,472,351	—	—	—

Liabilities:
Payable for securities purchased	8,641,484	85,848	635,380	2,327,972

Total Net Assets	$6,023,741,692	$74,501,987	$93,195,717	$257,385,723

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA		$23,204,355	$23,551,960	$74,636,919
Diversifier II/Optimizer/Retirement Planner VA		3,178,666	1,949,636	10,925,526
Inflation Protector Variable Annuity		4,313,506	6,067,308	22,581,749
Olympia XT Advisor		—	—	—
Penn Freedom Advisor		—	—	—
Pennant Select		8,104,037	13,387,039	29,268,108
PennFreedom		15,486,443	34,291,450	62,937,997
Smart Foundation Flex		11,494,170	7,146,341	26,107,689
Smart Foundation Plus		4,397,386	3,711,522	18,145,279
Smart Foundation VA		4,323,424	3,090,461	12,782,456

Total Net Assets		$74,501,987	$93,195,717	$257,385,723

Accumulation of Unit Values:
Commander/Enhanced Credit VA		$11.07	$13.30	$17.75

Diversifier II/Optimizer/Retirement Planner VA		$22.81	$16.79	$40.09

Inflation Protector Variable Annuity		$9.15	$9.48	$10.57

Olympia XT Advisor		$—	$—	$—

Penn Freedom Advisor		$—	$—	$—

Pennant Select		$11.06	$13.41	$17.90

PennFreedom		$9.84	$11.72	$14.88

Smart Foundation Flex		$9.37	$9.50	$9.92

Smart Foundation Plus		$9.39	$9.52	$9.94

Smart Foundation VA		$9.46	$9.60	$10.02

Number of Shares		74,501,987	8,041,045	19,136,485
Cost of Investments	$4,522,089,119	$74,501,987	$92,694,249	$244,377,554

The accompanying notes are an integral part of these financial statements.

1

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2015

(continued)

	High Yield Bond Fund	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund
Assets:
Investments at fair value	$118,734,252	$2,922,120,194	$54,367,921	$193,405,118
Dividends receivable	—	—	—	—
Receivable for securities sold	—	2,575,587	—	1,374,968

Liabilities:
Payable for securities purchased	1,390,067	—	19,732	—

Total Net Assets	$117,344,185	$2,924,695,781	$54,348,189	$194,780,086

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$34,511,480	$703,259,790	$12,901,729	$55,026,087
Diversifier II/Optimizer/Retirement Planner VA	8,920,147	175,511,135	8,248,626	26,814,071
Inflation Protector Variable Annuity	9,905,836	331,940,974	4,367,802	8,843,852
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	13,223,363	232,851,276	7,049,857	19,087,616
PennFreedom	22,244,394	603,285,195	10,104,903	33,663,732
Smart Foundation Flex	11,107,659	397,974,787	4,712,138	21,647,499
Smart Foundation Plus	8,979,522	274,011,179	3,112,202	15,613,474
Smart Foundation VA	8,451,784	205,861,445	3,850,932	14,083,755

Total Net Assets	$117,344,185	$2,924,695,781	$54,348,189	$194,780,086

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$22.28	$42.71	$15.25	$11.84

Diversifier II/Optimizer/Retirement Planner VA*	$79.34	$258.80	$15.42	$81.80

Inflation Protector Variable Annuity	$12.13	$17.17	$14.78	$20.75

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$22.47	$43.07	$15.31	$11.94

PennFreedom	$21.29	$30.77	$15.20	$16.82

Smart Foundation Flex	$11.29	$15.29	$13.21	$18.19

Smart Foundation Plus	$11.31	$15.32	$13.24	$18.23

Smart Foundation VA	$11.40	$15.44	$13.34	$18.37

Number of Shares	11,059,772	69,552,813	3,346,563	6,477,555
Cost of Investments	$109,373,103	$1,977,693,631	$41,371,480	$127,111,415

*	The accumulated unit value for Diversifier II Non-Qualified in the Large Growth Stock Fund is $81.13

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2015

(continued)

	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund
Assets:
Investments at fair value	$25,998,619	$57,414,069	$109,953,298	$84,928,800
Dividends receivable	—	—	—	—
Receivable for securities sold	53,060	271,853	362,753	498,887

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$26,051,679	$57,685,922	$110,316,051	$85,427,687

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$8,334,254	$11,901,548	$26,857,616	$26,440,343
Diversifier II/Optimizer/Retirement Planner VA	1,085,380	21,330,670	28,221,406	11,352,804
Inflation Protector Variable Annuity	1,747,134	1,809,547	3,434,562	3,298,675
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	2,790,060	7,158,066	11,775,377	10,147,765
PennFreedom	5,759,767	7,797,931	21,922,643	18,500,679
Smart Foundation Flex	3,421,693	3,403,132	6,125,407	7,629,078
Smart Foundation Plus	2,099,199	2,772,794	7,655,244	3,631,375
Smart Foundation VA	814,192	1,512,234	4,323,796	4,426,968

Total Net Assets	$26,051,679	$57,685,922	$110,316,051	$85,427,687

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$12.77	$14.75	$17.44	$13.46

Diversifier II/Optimizer/Retirement Planner VA	$13.03	$14.91	$73.36	$13.61

Inflation Protector Variable Annuity	$14.80	$17.99	$16.00	$16.09

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$12.86	$14.80	$17.59	$13.51

PennFreedom	$12.68	$14.69	$16.62	$13.41

Smart Foundation Flex	$13.82	$16.08	$14.76	$15.23

Smart Foundation Plus	$13.85	$16.12	$14.79	$15.26

Smart Foundation VA	$13.96	$16.24	$14.91	$15.38

Number of Shares	1,990,197	3,539,014	4,966,954	5,783,865
Cost of Investments	$20,653,636	$37,998,047	$84,804,390	$61,013,249

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2015

(continued)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$244,079,806	$70,389,919	$105,815,171	$41,281,939
Dividends receivable	—	—	—	—
Receivable for securities sold	2,011,171	—	—	9,758

Liabilities:
Payable for securities purchased	—	265,958	856,004	—

Total Net Assets	$246,090,977	$70,123,961	$104,959,167	$41,291,697

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$62,539,965	$20,921,597	$31,882,851	$13,348,203
Diversifier II/Optimizer/Retirement Planner VA	18,648,896	7,522,536	11,133,167	1,787,391
Inflation Protector Variable Annuity	18,067,462	2,201,236	5,552,315	2,755,763
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	27,601,619	7,771,613	10,590,910	5,512,787
PennFreedom	65,261,156	21,098,016	18,238,190	9,256,879
Smart Foundation Flex	25,014,157	4,169,837	10,196,260	3,209,537
Smart Foundation Plus	14,393,707	3,878,536	11,823,100	3,254,557
Smart Foundation VA	14,564,015	2,560,590	5,542,374	2,166,580

Total Net Assets	$246,090,977	$70,123,961	$104,959,167	$41,291,697

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$17.44	$11.26	$29.66	$21.29

Diversifier II/Optimizer/Retirement Planner VA	$27.53	$24.68	$38.81	$21.73

Inflation Protector Variable Annuity	$18.37	$15.64	$16.54	$17.74

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$17.59	$11.35	$29.91	$21.44

PennFreedom	$18.91	$18.12	$24.80	$21.15

Smart Foundation Flex	$16.06	$13.70	$15.17	$15.54

Smart Foundation Plus	$16.09	$13.73	$15.20	$15.57

Smart Foundation VA	$16.22	$13.84	$15.32	$15.69

Number of Shares	15,247,272	5,001,709	5,421,445	2,350,125
Cost of Investments	$176,257,200	$54,585,892	$79,823,282	$29,936,859

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2015

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments at fair value	$39,884,422	$41,345,378	$51,125,158	$150,116,022
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	—

Liabilities:
Payable for securities purchased	166,352	271,053	170,033	292,038

Total Net Assets	$39,718,070	$41,074,325	$50,955,125	$149,823,984

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$6,202,037	$6,558,320	$16,843,407	$52,569,880
Diversifier II/Optimizer/Retirement Planner VA	861,458	998,264	8,830,733	14,553,605
Inflation Protector Variable Annuity	4,462,692	6,544,468	2,172,733	7,375,162
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	3,078,693	2,843,825	5,370,950	15,537,082
PennFreedom	11,213,834	11,420,898	7,896,823	30,257,418
Smart Foundation Flex	7,817,927	6,287,535	3,609,336	11,220,178
Smart Foundation Plus	3,215,348	3,364,141	3,760,555	11,494,198
Smart Foundation VA	2,866,081	3,056,874	2,470,588	6,816,461

Total Net Assets	$39,718,070	$41,074,325	$50,955,125	$149,823,984

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$17.55	$17.88	$19.05	$38.53

Diversifier II/Optimizer/Retirement Planner VA	$17.75	$18.08	$35.83	$56.82

Inflation Protector Variable Annuity	$17.10	$16.97	$14.93	$17.96

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$17.62	$17.95	$19.21	$38.86

PennFreedom	$17.49	$17.82	$11.64	$29.96

Smart Foundation Flex	$15.15	$15.61	$14.41	$15.13

Smart Foundation Plus	$15.18	$15.64	$14.44	$15.16

Smart Foundation VA	$15.30	$15.77	$14.55	$15.28

Number of Shares	2,041,011	2,082,877	1,782,271	5,653,735
Cost of Investments	$37,966,970	$37,324,808	$39,763,851	$103,044,550

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2015

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund
Assets:
Investments at fair value	$47,564,709	$49,965,430	$216,943,454	$93,458,452
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	495,625	—

Liabilities:
Payable for securities purchased	71,051	166,201	—	1,432,427

Total Net Assets	$47,493,658	$49,799,229	$217,439,079	$92,026,025

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$8,239,545	$8,675,549	$74,913,122	$22,916,827
Diversifier II/Optimizer/Retirement Planner VA	477,381	622,877	23,343,405	4,092,498
Inflation Protector Variable Annuity	4,960,216	5,845,905	12,114,324	8,215,388
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	3,921,234	5,062,282	20,999,465	8,843,873
PennFreedom	15,539,375	16,352,742	52,232,116	31,928,863
Smart Foundation Flex	7,538,026	6,854,348	15,974,787	8,539,821
Smart Foundation Plus	2,590,128	1,914,952	11,437,543	3,744,520
Smart Foundation VA	4,227,753	4,470,574	6,424,317	3,744,235

Total Net Assets	$47,493,658	$49,799,229	$217,439,079	$92,026,025

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$15.15	$10.31	$20.50	$8.75

Diversifier II/Optimizer/Retirement Planner VA	$15.32	$10.42	$45.75	$8.85

Inflation Protector Variable Annuity	$16.74	$11.61	$13.84	$8.61

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$15.21	$10.35	$20.67	$8.78

PennFreedom	$15.10	$10.27	$26.07	$8.72

Smart Foundation Flex	$14.61	$12.41	$12.83	$9.34

Smart Foundation Plus	$14.64	$12.43	$12.86	$9.36

Smart Foundation VA	$14.75	$12.53	$12.96	$9.44

Number of Shares	2,845,636	4,376,031	8,973,961	9,526,504
Cost of Investments	$41,792,403	$48,197,676	$169,291,203	$104,092,720

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2015

(continued)

	Real Estate Securities Fund	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund
Assets:
Investments at fair value	$101,040,038	$58,706,955	$229,100,731	$331,158,724
Dividends receivable	—	—	—	—
Receivable for securities sold	690,660	118,730	9,286	—

Liabilities:
Payable for securities purchased	—	—	—	380,207

Total Net Assets	$101,730,698	$58,825,685	$229,110,017	$330,778,517

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$29,914,931	$12,181,174	$67,745,935	$69,442,247
Diversifier II/Optimizer/Retirement Planner VA	4,129,632	626,633	1,187,842	2,728,174
Inflation Protector Variable Annuity	9,834,948	11,321,575	29,963,704	41,616,231
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	9,964,101	5,214,456	26,961,686	47,685,347
PennFreedom	22,899,690	10,771,388	42,470,912	81,196,256
Smart Foundation Flex	10,399,933	7,914,081	33,288,595	38,888,934
Smart Foundation Plus	8,056,028	2,906,080	12,133,649	24,757,159
Smart Foundation VA	6,531,435	7,890,298	15,357,694	24,464,169

Total Net Assets	$101,730,698	$58,825,685	$229,110,017	$330,778,517

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$29.00	$13.64	$14.31	$13.27

Diversifier II/Optimizer/Retirement Planner VA	$29.61	$13.79	$14.47	$13.42

Inflation Protector Variable Annuity	$17.34	$14.83	$14.21	$13.27

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$29.20	$13.69	$14.37	$13.32

PennFreedom	$28.81	$13.59	$14.26	$13.22

Smart Foundation Flex	$15.42	$13.78	$13.21	$12.37

Smart Foundation Plus	$15.45	$13.81	$13.24	$12.39

Smart Foundation VA	$15.57	$13.92	$13.35	$12.49

Number of Shares	5,368,375	3,953,339	14,733,763	23,034,716
Cost of Investments	$76,506,064	$50,092,802	$188,205,997	$270,365,195

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2015

(continued)

	Moderately Conservative Allocation Fund	Conservative Allocation Fund	High Income Bond Fund II†	Financial Services Fund††
Assets:
Investments at fair value	$98,361,549	$58,189,817	$—	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	—

Liabilities:
Payable for securities purchased	61,746	49,415	—	—

Total Net Assets	$98,299,803	$58,140,402	$—	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$25,633,715	$15,192,873	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	2,064,721	270,021	—	—
Inflation Protector Variable Annuity	11,272,387	4,329,052	—	—
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	14,489,732	9,814,170	—	—
PennFreedom	22,390,601	18,821,372	—	—
Smart Foundation Flex	7,082,503	2,730,972	—	—
Smart Foundation Plus	7,793,244	3,433,684	—	—
Smart Foundation VA	7,572,900	3,548,258	—	—

Total Net Assets	$98,299,803	$58,140,402	$—	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$12.64	$11.86	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$12.78	$11.99	$—	$—

Inflation Protector Variable Annuity	$12.29	$11.16	$—	$—

Olympia XT Advisor	$—	$—	$21.39	$10.07

Penn Freedom Advisor	$—	$—	$20.82	$9.80

Pennant Select	$12.68	$11.90	$—	$—

PennFreedom	$12.59	$11.81	$—	$—

Smart Foundation Flex	$11.57	$10.68	$—	$—

Smart Foundation Plus	$11.59	$10.70	$—	$—

Smart Foundation VA	$11.68	$10.79	$—	$—

Number of Shares	7,227,927	4,567,196	—	—
Cost of Investments	$87,859,442	$55,053,783	$—	$—

†	High Income Bond III Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.
††	Financial Services Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2015

(continued)

	Health Care Fund†††	Russell 2000 1.5x Strategy Fund	Nova Fund††††	NASDAQ-100 Fund†††††
Assets:
Investments at fair value	$—	$19,010	$—	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	—	1	—	—

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$19,011	$—	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—	—
Inflation Protector Variable Annuity	—	—	—	—
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	19,011	—	—
Pennant Select	—	—	—	—
PennFreedom	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—

Total Net Assets	$—	$19,011	$—	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$27.30	$17.85	$18.25	$27.43

Penn Freedom Advisor	$26.56	$17.37	$17.76	$26.69

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Number of Shares	—	387	—	—
Cost of Investments	$—	$5,605	$—	$—

†††	Health Care Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.
††††	Nova Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.
†††††	NASDAQ-100 Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2015

(continued)

	Technology Fund††††††	Inverse S&P 500 Strategy Fund†††††††	Government Long Bond 1.2x Strategy Fund	U.S. Government Money Market Fund
Assets:
Investments at fair value	$—	$—	$108,363	$4,321
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	4	—

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$—	$108,367	$4,321

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—	—
Inflation Protector Variable Annuity	—	—	—	—
Olympia XT Advisor	—	—	108,367	—
Penn Freedom Advisor	—	—	—	4,321
Pennant Select	—	—	—	—
PennFreedom	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—

Total Net Assets	$—	$—	$108,367	$4,321

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$17.97	$2.32	$20.48	$9.25

Penn Freedom Advisor	$17.48	$2.26	$19.93	$9.01

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Number of Shares	—	—	3,645	4,321
Cost of Investments	$—	$—	$112,294	$4,321

††††††	Technology Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.
†††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2015

(continued)

	Utilites Fund††††††††	Equity Income Portfolio II	International Stock Portfolio
Assets:
Investments at fair value	$—	$152,672	$43,887
Dividends receivable	—	—	—
Receivable for securities sold	—	6	2

Liabilities:
Payable for securities purchased	—	—	—

Total Net Assets	$—	$152,678	$43,889

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—
Inflation Protector Variable Annuity	—	—	—
Olympia XT Advisor	—	152,678	43,889
Penn Freedom Advisor	—	—	—
Pennant Select	—	—	—
PennFreedom	—	—	—
Smart Foundation Flex	—	—	—
Smart Foundation Plus	—	—	—
Smart Foundation VA	—	—	—

Total Net Assets	$—	$152,678	$43,889

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—

Olympia XT Advisor	$17.08	$16.87	$15.97

Penn Freedom Advisor	$16.62	$16.65	$15.54

Pennant Select	$—	$—	$—

PennFreedom	$—	$—	$—

Smart Foundation Flex	$—	$—	$—

Smart Foundation Plus	$—	$—	$—

Smart Foundation VA	$—	$—	$—

Number of Shares	—	5,712	2,992
Cost of Investments	$—	$164,658	$48,803

††††††††	Utilities Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2015

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
Net Investment Income (Loss):
Dividends	$9,690	$7,253	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	80,003,862	950,783	1,255,396	3,467,580	1,680,440

Net investment income (loss)	(79,994,172)	(943,530)	(1,255,396)	(3,467,580)	(1,680,440)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	246,121,541	—	536,816	5,125,942	5,831,631
Realized gains distributions	13,898	—	—	—	—

Net realized gain (loss) from investment transactions	246,135,439	—	536,816	5,125,942	5,831,631
Net change in unrealized gain (loss) of investments	(130,249,179)	—	251,058	(4,049,074)	(9,791,500)

Net realized and unrealized gain (loss) on investments	115,886,260	—	787,874	1,076,868	(3,959,869)

Net increase (decrease) in net assets resulting from operations	$35,892,088	$(943,530)	$(467,522)	$(2,390,712)	$(5,640,309)

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2015

(continued)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	37,652,224	737,604	2,490,282	343,293	796,244

Net investment income (loss)	(37,652,224)	(737,604)	(2,490,282)	(343,293)	(796,244)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	85,965,819	3,359,324	14,649,596	1,170,171	4,763,795
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	85,965,819	3,359,324	14,649,596	1,170,171	4,763,795
Net change in unrealized gain (loss) of investments	48,495,709	(2,976,456)	3,831,379	(1,216,812)	(3,737,860)

Net realized and unrealized gain (loss) on investments	134,461,528	382,868	18,480,975	(46,641)	1,025,935

Net increase (decrease) in net assets resulting from operations	$96,809,304	$(354,736)	$15,990,693	$(389,934)	$229,691

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2015

(continued)

	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	1,519,974	1,173,825	3,250,891	975,360	1,511,177

Net investment income (loss)	(1,519,974)	(1,173,825)	(3,250,891)	(975,360)	(1,511,177)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	7,232,365	7,346,856	18,042,704	4,761,062	10,470,232
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	7,232,365	7,346,856	18,042,704	4,761,062	10,470,232
Net change in unrealized gain (loss) of investments	(12,285,121)	(8,162,253)	(15,672,125)	(8,945,645)	(19,585,287)

Net realized and unrealized gain (loss) on investments	(5,052,756)	(815,397)	2,370,579	(4,184,583)	(9,115,055)

Net increase (decrease) in net assets resulting from operations	$(6,572,730)	$(1,989,222)	$(880,312)	$(5,159,943)	$(10,626,232)

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2015

(continued)

	Mid Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	600,747	540,978	582,113	691,027	2,075,698

Net investment income (loss)	(600,747)	(540,978)	(582,113)	(691,027)	(2,075,698)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	6,520,664	2,649,277	2,147,142	3,514,771	10,312,265
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	6,520,664	2,649,277	2,147,142	3,514,771	10,312,265
Net change in unrealized gain (loss) of investments	(7,245,051)	(3,559,908)	(4,642,725)	(3,263,014)	(19,043,664)

Net realized and unrealized gain (loss) on investments	(724,387)	(910,631)	(2,495,583)	251,757	(8,731,399)

Net increase (decrease) in net assets resulting from operations	$(1,325,134)	$(1,451,609)	$(3,077,696)	$(439,270)	$(10,807,097)

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2015

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	651,521	684,425	2,900,316	1,344,035	1,325,920

Net investment income (loss)	(651,521)	(684,425)	(2,900,316)	(1,344,035)	(1,325,920)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,122,742	1,703,664	6,448,969	1,048,755	8,982,798
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	2,122,742	1,703,664	6,448,969	1,048,755	8,982,798
Net change in unrealized gain (loss) of investments	(4,645,547)	(2,534,781)	1,283,558	(12,057,779)	(3,904,964)

Net realized and unrealized gain (loss) on investments	(2,522,805)	(831,117)	7,732,527	(11,009,024)	5,077,834

Net increase (decrease) in net assets resulting from operations	$(3,174,326)	$(1,515,542)	$4,832,211	$(12,353,059)	$3,751,914

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2015

(continued)

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	832,265	3,196,663	4,626,346	1,366,488	775,884

Net investment income (loss)	(832,265)	(3,196,663)	(4,626,346)	(1,366,488)	(775,884)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	3,138,802	8,954,148	13,429,479	4,254,299	1,629,379
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	3,138,802	8,954,148	13,429,479	4,254,299	1,629,379
Net change in unrealized gain (loss) of investments	(4,124,919)	(11,600,146)	(15,112,345)	(4,395,187)	(1,535,253)

Net realized and unrealized gain (loss) on investments	(986,117)	(2,645,998)	(1,682,866)	(140,888)	94,126

Net increase (decrease) in net assets resulting from operations	$(1,818,382)	$(5,842,661)	$(6,309,212)	$(1,507,376)	$(681,758)

The accompanying notes are an integral part of these financial statements.

17

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2015

(continued)

	High Income Bond Fund II†	Financial Services Fund††	Health Care Fund†††	Russell 2000 1.5x Strategy Fund	Nova Fund††††
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	—	—	—	306	751

Net investment income (loss)	—	—	—	(306)	(751)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	—	—	273	6,501
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	—	—	—	273	6,501
Net change in unrealized gain (loss) of investments	—	—	—	(2,172)	(902)

Net realized and unrealized gain (loss) on investments	—	—	—	(1,899)	5,599

Net increase (decrease) in net assets resulting from operations	$—	$—	$—	$(2,205)	$4,848

†	High Income Bond III Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.
††	Financial Services Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.
†††	Health Care Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.
††††	Nova Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

18

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2015

(continued)

	NASDAQ-100 Fund†††††	Technology Fund††††††	Inverse S&P 500 Strategy Fund†††††††	Government Long Bond 1.2x Strategy Fund	U.S. Government Money Market Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$495	$—

Expense:
Mortality and expense risk and administration charges	1,111	177	—	570	63

Net investment income (loss)	(1,111)	(177)	—	(75)	(63)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,167	(858)	—	(37)	—
Realized gains distributions	9,411	171	—	—	—

Net realized gain (loss) from investment transactions	11,578	(687)	—	(37)	—
Net change in unrealized gain (loss) of investments	428	—	—	(3,927)	—

Net realized and unrealized gain (loss) on investments	12,006	(687)	—	(3,964)	—

Net increase (decrease) in net assets resulting from operations	$10,895	$(864)	$—	$(4,039)	$(63)

†††††	NASDAQ-100 Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.
††††††	Technology Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.
†††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

19

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2015

(continued)

	Utilites Fund††††††††	Equity Income Portfolio II	International Stock Portfolio
Net Investment Income (Loss):
Dividends	$—	$1,506	$436

Expense:
Mortality and expense risk and administration charges	—	793	592

Net investment income (loss)	—	713	(156)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	(153)	181
Realized gains distributions	—	3,445	871

Net realized gain (loss) from investment transactions	—	3,292	1,052
Net change in unrealized gain (loss) of investments	—	(11,980)	(4,914)

Net realized and unrealized gain (loss) on investments	—	(8,688)	(3,862)

Net increase (decrease) in net assets resulting from operations	$—	$(7,975)	$(4,018)

††††††††	Utilities Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

20

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	Total		Money Market Fund		Limited Maturity Bond Fund
	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(79,994,172)	$(73,963,521)	$(943,530)	$(1,141,964)	$(1,255,396)	$(1,223,590)
Net realized gains (losses) from investment transactions	246,135,439	225,832,705	—	—	536,816	455,946
Net change in unrealized gain (loss) of investments	(130,249,179)	266,402,296	—	—	251,058	(310,196)

Net increase (decrease) in net assets resulting from operations	35,892,088	418,271,480	(943,530)	(1,141,964)	(467,522)	(1,077,840)

Variable Annuity Activities:
Purchase payments	417,235,278	431,336,706	12,566,363	8,019,846	4,329,864	4,910,573
Surrender benefits	(399,904,611)	(373,062,382)	(20,285,511)	(26,204,744)	(8,486,909)	(7,809,384)
Net transfers	151,042,523	156,443,129	1,187,110	28,434,155	1,239,701	14,478,404
Payments for supplementary contracts without life contingency	(5,261)	(5,180)	—	—	—	—
Payments for supplementary contracts with life contingency	(81,156)	(102,295)	—	—	—	—
Contract administration charges	(58,617,950)	(50,951,770)	(731,910)	(963,535)	(988,325)	(905,530)
Annuity benefits	(48,838,415)	(43,673,948)	(1,495,903)	(894,525)	(1,672,993)	(1,138,235)

Net increase (decrease) in net assets resulting from variable annuity activities	60,830,408	119,984,260	(8,759,851)	8,391,197	(5,578,662)	9,535,828

Total increase (decrease) in net assets	96,722,496	538,255,740	(9,703,381)	7,249,233	(6,046,184)	8,457,988
Net Assets:
Beginning of year	5,927,019,196	5,388,763,456	84,205,368	76,956,135	99,241,901	90,783,913

End of year	$6,023,741,692	$5,927,019,196	$74,501,987	$84,205,368	$93,195,717	$99,241,901

	Quality Bond Fund		High Yield Bond Fund		Flexibly Managed Fund
	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(3,467,580)	$(3,559,785)	$(1,680,440)	$(1,717,984)	$(37,652,224)	$(32,656,996)
Net realized gains (losses) from investment transactions	5,125,942	6,938,593	5,831,631	8,299,616	85,965,819	71,544,217
Net change in unrealized gain (loss) of investments	(4,049,074)	6,738,279	(9,791,500)	(5,994,467)	48,495,709	212,607,950

Net increase (decrease) in net assets resulting from operations	(2,390,712)	10,117,087	(5,640,309)	587,165	96,809,304	251,495,171

Variable Annuity Activities:
Purchase payments	16,271,130	12,825,145	5,867,039	8,374,201	243,489,357	232,381,536
Surrender benefits	(22,731,984)	(20,413,631)	(10,663,254)	(9,601,973)	(169,065,644)	(152,930,949)
Net transfers	3,689,616	(12,131,143)	(616,031)	4,042,063	128,374,206	78,675,222
Payments for supplementary contracts without life contingency	(287)	(297)	(413)	(440)	(1,842)	(1,787)
Payments for supplementary contracts with life contingency	—	—	(2,129)	(2,215)	(22,353)	(27,415)
Contract administration charges	(2,445,794)	(2,410,297)	(1,191,617)	(1,133,432)	(27,490,545)	(22,233,504)
Annuity benefits	(2,386,416)	(2,928,064)	(995,201)	(1,366,359)	(23,160,582)	(19,417,882)

Net increase (decrease) in net assets resulting from variable annuity activities	(7,603,735)	(25,058,287)	(7,601,606)	311,845	152,122,597	116,445,221

Total increase (decrease) in net assets	(9,994,447)	(14,941,200)	(13,241,915)	899,010	248,931,901	367,940,392
Net Assets:
Beginning of year	267,380,170	282,321,370	130,586,100	129,687,090	2,675,763,880	2,307,823,488

End of year	$257,385,723	$267,380,170	$117,344,185	$130,586,100	$2,924,695,781	$2,675,763,880

The accompanying notes are an integral part of these financial statements.

21

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

(continued)

	Balanced Fund		Large Growth Stock Fund		Large Cap Growth Fund
	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(737,604)	$(721,492)	$(2,490,282)	$(2,179,299)	$(343,293)	$(317,028)
Net realized gains (losses) from investment transactions	3,359,324	3,282,007	14,649,596	11,739,490	1,170,171	1,678,197
Net change in unrealized gain (loss) of investments	(2,976,456)	1,896,190	3,831,379	1,935,100	(1,216,812)	950,434

Net increase (decrease) in net assets resulting from operations	(354,736)	4,456,705	15,990,693	11,495,291	(389,934)	2,311,603

Variable Annuity Activities:
Purchase payments	1,944,237	2,946,778	12,385,027	14,270,380	2,184,489	2,160,387
Surrender benefits	(4,265,866)	(4,137,305)	(10,912,038)	(8,932,118)	(1,758,865)	(1,771,839)
Net transfers	67,558	1,322,108	339,244	3,363,527	756,977	(1,300,294)
Payments for supplementary contracts without life contingency	—	—	(1,060)	(993)	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(470,364)	(492,751)	(1,592,768)	(1,311,567)	(227,742)	(200,701)
Annuity benefits	(546,695)	(820,649)	(1,095,264)	(1,190,141)	(73,219)	(171,727)

Net increase (decrease) in net assets resulting from variable annuity activities	(3,271,130)	(1,181,819)	(876,859)	6,199,088	881,640	(1,284,174)

Total increase (decrease) in net assets	(3,625,866)	3,274,886	15,113,834	17,694,379	491,706	1,027,429
Net Assets:
Beginning of year	57,974,055	54,699,169	179,666,252	161,971,873	25,559,973	24,532,544

End of year	$54,348,189	$57,974,055	$194,780,086	$179,666,252	$26,051,679	$25,559,973

	Large Core Growth Fund		Large Cap Value Fund		Large Core Value Fund
	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(796,244)	$(794,738)	$(1,519,974)	$(1,495,644)	$(1,173,825)	$(1,156,338)
Net realized gains (losses) from investment transactions	4,763,795	4,287,172	7,232,365	6,279,910	7,346,856	5,377,568
Net change in unrealized gain (loss) of investments	(3,737,860)	383,576	(12,285,121)	6,261,725	(8,162,253)	4,144,946

Net increase (decrease) in net assets resulting from operations	229,691	3,876,010	(6,572,730)	11,045,991	(1,989,222)	8,366,176

Variable Annuity Activities:
Purchase payments	2,155,201	2,927,840	3,031,613	4,036,727	3,901,780	3,204,546
Surrender benefits	(4,220,473)	(4,652,959)	(8,714,539)	(9,256,869)	(7,196,771)	(6,207,377)
Net transfers	(3,004,549)	(1,226,468)	2,568,915	5,056,268	(1,548,004)	140,127
Payments for supplementary contracts without life contingency	—	—	(1,027)	(1,042)	—	—
Payments for supplementary contracts with life contingency	—	—	(13,892)	(18,431)	(16,324)	(21,698)
Contract administration charges	(332,649)	(303,508)	(759,872)	(664,912)	(698,956)	(644,050)
Annuity benefits	(785,433)	(327,164)	(1,278,045)	(1,030,889)	(678,425)	(785,870)

Net increase (decrease) in net assets resulting from variable annuity activities	(6,187,903)	(3,582,259)	(5,166,847)	(1,879,148)	(6,236,700)	(4,314,322)

Total increase (decrease) in net assets	(5,958,212)	293,751	(11,739,577)	9,166,843	(8,225,922)	4,051,854
Net Assets:
Beginning of year	63,644,134	63,350,383	122,055,628	112,888,785	93,653,609	89,601,755

End of year	$57,685,922	$63,644,134	$110,316,051	$122,055,628	$85,427,687	$93,653,609

The accompanying notes are an integral part of these financial statements.

22

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

(continued)

	Index 500 Fund		Mid Cap Growth Fund		Mid Cap Value Fund
	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(3,250,891)	$(2,917,681)	$(975,360)	$(1,001,875)	$(1,511,177)	$(1,442,360)
Net realized gains (losses) from investment transactions	18,042,704	12,753,636	4,761,062	5,975,681	10,470,232	8,785,337
Net change in unrealized gain (loss) of investments	(15,672,125)	15,635,717	(8,945,645)	1,074,912	(19,585,287)	5,660,191

Net increase (decrease) in net assets resulting from operations	(880,312)	25,471,672	(5,159,943)	6,048,718	(10,626,232)	13,003,168

Variable Annuity Activities:
Purchase payments	13,471,873	15,832,169	3,225,445	3,142,171	9,126,328	8,403,787
Surrender benefits	(15,312,101)	(12,433,741)	(5,312,993)	(4,936,960)	(9,355,879)	(7,164,452)
Net transfers	6,540,169	12,332,348	387,013	(2,389,342)	553,688	(2,266,670)
Payments for supplementary contracts without life contingency	(632)	(621)	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(2,471,347)	(2,033,989)	(652,661)	(628,477)	(956,621)	(846,861)
Annuity benefits	(1,163,224)	(1,849,874)	(528,978)	(664,187)	(665,882)	(905,920)

Net increase (decrease) in net assets resulting from variable annuity activities	1,064,738	11,846,292	(2,882,174)	(5,476,795)	(1,298,366)	(2,780,116)

Total increase (decrease) in net assets	184,426	37,317,964	(8,042,117)	571,923	(11,924,598)	10,223,052
Net Assets:
Beginning of year	245,906,551	208,588,587	78,166,078	77,594,155	116,883,765	106,660,713

End of year	$246,090,977	$245,906,551	$70,123,961	$78,166,078	$104,959,167	$116,883,765

	Mid Core Value Fund		SMID Cap Growth Fund		SMID Cap Value Fund
	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(600,747)	$(568,907)	$(540,978)	$(452,776)	$(582,113)	$(494,400)
Net realized gains (losses) from investment transactions	6,520,664	2,943,722	2,649,277	2,589,742	2,147,142	2,859,444
Net change in unrealized gain (loss) of investments	(7,245,051)	3,786,761	(3,559,908)	(2,431,204)	(4,642,725)	451,001

Net increase (decrease) in net assets resulting from operations	(1,325,134)	6,161,576	(1,451,609)	(294,238)	(3,077,696)	2,816,045

Variable Annuity Activities:
Purchase payments	3,455,971	4,251,499	3,522,828	3,906,143	3,688,445	4,494,642
Surrender benefits	(4,210,199)	(3,269,131)	(1,843,540)	(1,164,393)	(1,478,180)	(1,576,365)
Net transfers	(5,588,753)	1,723,415	3,729,926	3,211,524	354,557	4,448,878
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(464,880)	(392,744)	(437,951)	(346,570)	(489,103)	(378,526)
Annuity benefits	(251,306)	(395,886)	(148,527)	(103,541)	(63,108)	(215,945)

Net increase (decrease) in net assets resulting from variable annuity activities	(7,059,167)	1,917,153	4,822,736	5,503,163	2,012,611	6,772,684

Total increase (decrease) in net assets	(8,384,301)	8,078,729	3,371,127	5,208,925	(1,065,085)	9,588,729
Net Assets:
Beginning of year	49,675,998	41,597,269	36,346,943	31,138,018	42,139,410	32,550,681

End of year	$41,291,697	$49,675,998	$39,718,070	$36,346,943	$41,074,325	$42,139,410

The accompanying notes are an integral part of these financial statements.

23

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

(continued)

	Small Cap Growth Fund		Small Cap Value Fund		Small Cap Index Fund
	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(691,027)	$(643,111)	$(2,075,698)	$(2,022,956)	$(651,521)	$(592,202)
Net realized gains (losses) from investment transactions	3,514,771	3,420,771	10,312,265	11,854,151	2,122,742	3,188,497
Net change in unrealized gain (loss) of investments	(3,263,014)	446,453	(19,043,664)	(765,732)	(4,645,547)	(1,132,393)

Net increase (decrease) in net assets resulting from operations	(439,270)	3,224,113	(10,807,097)	9,065,463	(3,174,326)	1,463,902

Variable Annuity Activities:
Purchase payments	2,755,914	2,452,101	8,418,797	11,077,666	2,998,554	3,626,090
Surrender benefits	(4,713,363)	(2,541,777)	(10,264,940)	(9,380,868)	(1,775,001)	(1,267,440)
Net transfers	875,904	(281,866)	1,354,493	(1,170,234)	2,510,570	1,966,020
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	(22,694)	(29,115)	—	—
Contract administration charges	(411,272)	(291,632)	(1,327,295)	(1,161,928)	(575,634)	(491,519)
Annuity benefits	(328,337)	(434,510)	(1,088,354)	(1,091,116)	(76,511)	(231,654)

Net increase (decrease) in net assets resulting from variable annuity activities	(1,821,154)	(1,097,684)	(2,929,993)	(1,755,595)	3,081,978	3,601,497

Total increase (decrease) in net assets	(2,260,424)	2,126,429	(13,737,090)	7,309,868	(92,348)	5,065,399
Net Assets:
Beginning of year	53,215,549	51,089,120	163,561,074	156,251,206	47,586,006	42,520,607

End of year	$50,955,125	$53,215,549	$149,823,984	$163,561,074	$47,493,658	$47,586,006

	Developed International Index Fund		International Equity Fund		Emerging Markets Equity Fund
	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(684,425)	$(663,184)	$(2,900,316)	$(2,899,213)	$(1,344,035)	$(1,440,983)
Net realized gains (losses) from investment transactions	1,703,664	2,428,393	6,448,969	4,551,248	1,048,755	2,435,224
Net change in unrealized gain (loss) of investments	(2,534,781)	(5,505,479)	1,283,558	2,112,140	(12,057,779)	(7,781,549)

Net increase (decrease) in net assets resulting from operations	(1,515,542)	(3,740,270)	4,832,211	3,764,175	(12,353,059)	(6,787,308)

Variable Annuity Activities:
Purchase payments	3,028,667	3,405,630	8,197,858	9,549,883	4,998,023	7,113,808
Surrender benefits	(2,090,980)	(1,836,834)	(13,474,879)	(13,532,619)	(5,539,782)	(5,812,579)
Net transfers	1,906,087	4,770,882	621,262	4,976,181	1,973,674	1,415,322
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(624,287)	(580,032)	(1,903,604)	(1,789,601)	(1,092,407)	(1,084,314)
Annuity benefits	(270,342)	(100,340)	(1,501,339)	(1,357,970)	(526,937)	(479,903)

Net increase (decrease) in net assets resulting from variable annuity activities	1,949,145	5,659,306	(8,060,702)	(2,154,126)	(187,429)	1,152,334

Total increase (decrease) in net assets	433,603	1,919,036	(3,228,491)	1,610,049	(12,540,488)	(5,634,974)
Net Assets:
Beginning of year	49,365,626	47,446,590	220,667,570	219,057,521	104,566,513	110,201,487

End of year	$49,799,229	$49,365,626	$217,439,079	$220,667,570	$92,026,025	$104,566,513

The accompanying notes are an integral part of these financial statements.

24

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

(continued)

	Real Estate Securities Fund		Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(1,325,920)	$(1,171,341)	$(832,265)	$(771,711)	$(3,196,663)	$(3,071,962)	$(4,626,346)	$(4,616,042)
Net realized gains (losses) from investment transactions	8,982,798	11,042,956	3,138,802	2,698,411	8,954,148	9,374,266	13,429,479	12,194,971
Net change in unrealized gain (loss) of investments	(3,904,964)	12,443,897	(4,124,919)	1,113,434	(11,600,146)	4,877,037	(15,112,345)	6,908,168

Net increase (decrease) in net assets resulting from operations	3,751,914	22,315,512	(1,818,382)	3,040,134	(5,842,661)	11,179,341	(6,309,212)	14,487,097

Variable Annuity Activities:
Purchase payments	6,888,671	6,795,331	4,497,601	7,671,586	11,303,153	14,795,889	12,466,439	21,298,425
Surrender benefits	(5,930,066)	(4,950,229)	(2,753,112)	(2,783,303)	(12,999,199)	(13,527,569)	(20,106,050)	(20,847,143)
Net transfers	(139,294)	(5,062,036)	(1,623,170)	577,015	543,870	9,695,716	523,127	3,586,891
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(3,764)	(3,421)	—	—	—	—	—	—
Contract administration charges	(970,653)	(806,842)	(763,707)	(661,649)	(2,820,038)	(2,547,701)	(4,048,926)	(3,915,379)
Annuity benefits	(573,582)	(758,171)	(46,802)	(603,984)	(675,643)	(880,425)	(5,065,512)	(1,625,579)

Net increase (decrease) in net assets resulting from variable annuity activities	(728,688)	(4,785,368)	(689,190)	4,199,665	(4,647,857)	7,535,910	(16,230,922)	(1,502,785)

Total increase (decrease) in net assets	3,023,226	17,530,144	(2,507,572)	7,239,799	(10,490,518)	18,715,251	(22,540,134)	12,984,312
Net Assets:
Beginning of year	98,707,472	81,177,328	61,333,257	54,093,458	239,600,535	220,885,284	353,318,651	340,334,339

End of year	$101,730,698	$98,707,472	$58,825,685	$61,333,257	$229,110,017	$239,600,535	$330,778,517	$353,318,651

	Moderately Conservative Allocation Fund		Conservative Allocation Fund		High Income Bond Fund II†		Financial Services Fund††
	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(1,366,488)	$(1,394,020)	$(775,884)	$(829,932)	$—	$(1)	$—	$—
Net realized gains (losses) from investment transactions	4,254,299	4,791,593	1,629,379	2,007,588	—	52	—	—
Net change in unrealized gain (loss) of investments	(4,395,187)	531,161	(1,535,253)	389,746	—	(44)	—	—

Net increase (decrease) in net assets resulting from operations	(1,507,376)	3,928,734	(681,758)	1,567,402	—	7	—	—

Variable Annuity Activities:
Purchase payments	5,380,433	6,469,206	1,684,178	992,721	—	—	—	—
Surrender benefits	(8,925,823)	(8,097,819)	(5,500,703)	(5,999,302)	—	(792)	—	—
Net transfers	1,408,178	(3,260,452)	2,056,091	1,315,599	—	—	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Contract administration charges	(1,084,980)	(1,103,576)	(591,445)	(626,013)	—	—	—	—
Annuity benefits	(1,013,097)	(964,091)	(682,758)	(939,347)	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(4,235,289)	(6,956,732)	(3,034,637)	(5,256,342)	—	(792)	—	—

Total increase (decrease) in net assets	(5,742,665)	(3,027,998)	(3,716,395)	(3,688,940)	—	(785)	—	—
Net Assets:
Beginning of year	104,042,468	107,070,466	61,856,797	65,545,737	—	785	—	—

End of year	$98,299,803	$104,042,468	$58,140,402	$61,856,797	$—	$—	$—	$—

†	High Income Bond Fund II held no assets at December 31, 2014 and 2015 in Account III. However, the fund is an investment option.
††	Financial Services Fund held no assets at December 31, 2014 and 2015 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

25

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

(continued)

	Health Care Fund†††		Russell 2000 1.5x Strategy Fund		Nova Fund††††
	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$—	$—	$(306)	$(1,073)	$(751)	$(1,550)
Net realized gains (losses) from investment transactions	—	—	273	4,683	6,501	22,605
Net change in unrealized gain (loss) of investments	—	—	(2,172)	(4,394)	(902)	(14,440)

Net increase (decrease) in net assets resulting from operations	—	—	(2,205)	(784)	4,848	6,615

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	—	—	(4,102)	(3,036)	(6,324)
Net transfers	—	—	—	(88,734)	(163,459)	35,980
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	—	(69)	(161)	(90)	(186)
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	—	—	(69)	(92,997)	(166,585)	29,470

Total increase (decrease) in net assets	—	—	(2,274)	(93,781)	(161,737)	36,085
Net Assets:
Beginning of year	—	—	21,285	115,066	161,737	125,652

End of year	$—	$—	$19,011	$21,285	$—	$161,737

	NASDAQ-100 Fund†††††		Technology Fund††††††		Inverse S&P 500 Strategy Fund†††††††
	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(1,111)	$(1,038)	$(177)	$—	$—	$—
Net realized gains (losses) from investment transactions	11,578	17,591	(687)	—	—	—
Net change in unrealized gain (loss) of investments	428	(5,813)	—	—	—	—

Net increase (decrease) in net assets resulting from operations	10,895	10,740	(864)	—	—	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(5,122)	(4,200)	(1,019)	—	—	—
Net transfers	(166,047)	61,076	1,904	—	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(133)	(125)	(21)	—	—	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(171,302)	56,751	864	—	—	—

Total increase (decrease) in net assets	(160,407)	67,491	—	—	—	—
Net Assets:
Beginning of year	160,407	92,916	—	—	—	—

End of year	$—	$160,407	$—	$—	$—	$—

†††	Health Care Fund held no assets at December 31, 2014 and 2015 in Account III. However, the fund is an investment option.
††††	Nova Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.
†††††	NASDAQ-100 Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.
††††††	Technology Fund held no assets at December 31, 2014 and 2015 in Account III. However, the fund is an investment option.
†††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2014 and 2015 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

26

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

(continued)

	Government Long Bond 1.2x Strategy Fund		U.S. Government Money Market Fund		Utilities Fund††††††††
	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(75)	$(110)	$(63)	$(231)	$—	$—
Net realized gains (losses) from investment transactions	(37)	8,693	—	—	—	—
Net change in unrealized gain (loss) of investments	(3,927)	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(4,039)	8,583	(63)	(231)	—	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(1,442)	—	—	(2,255)	—	—
Net transfers	113,916	(8,535)	—	180	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(68)	(48)	(50)	(110)	—	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	112,406	(8,583)	(50)	(2,185)	—	—

Total increase (decrease) in net assets	108,367	—	(113)	(2,416)	—	—
Net Assets:
Beginning of year	—	—	4,434	6,850	—	—

End of year	$108,367	$—	$4,321	$4,434	$—	$—

	Equity Income Portfolio II		International Stock Portfolio
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$713	$(3)	$(156)	$(1)
Net realized gains (losses) from investment transactions	3,292	600	1,052	134
Net change in unrealized gain (loss) of investments	(11,980)	(654)	(4,914)	(157)

Net increase (decrease) in net assets resulting from operations	(7,975)	(57)	(4,018)	(24)

Variable Annuity Activities:
Purchase payments	—	—	—	—
Surrender benefits	(1,983)	(2,234)	(3,365)	(803)
Net transfers	162,731	1	51,343	1
Payments for supplementary contracts without life contingency	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—
Contract administration charges	(95)	—	(71)	—
Annuity benefits	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	160,653	(2,233)	47,907	(802)

Total increase (decrease) in net assets	152,678	(2,290)	43,889	(826)
Net Assets:
Beginning of year	—	2,290	—	826

End of year	$152,678	$—	$43,889	$—

†††††††	Utilities Fund held no assets at December 31, 2014 and 2015 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

27

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Notes to Financial Statements — December 31, 2015

Note 1.    Organization

Penn Mutual Variable Annuity Account III (“Account III”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account III offers units to variable annuity contract owners to provide for the accumulation of value and for the payment of annuities. Account III contains contracts of the Diversifier II, Optimizer, Commander, Penn Freedom, Enhanced Credit Variable Annuity, Pennant Select, Olympia XT Advisor, Penn Freedom Advisor, Retirement Planner VA, Inflation Protector, Smart Foundation Flex, Smart Foundation Plus and Smart Foundation VA variable annuity products. Under applicable insurance law, the assets and liabilities of Account III are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes are in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and contract transactions during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account III are as follows:

Investments — Assets of Account III are invested into subaccounts which are invested in shares of Penn Series Funds, Inc. (“Penn Series”), an affiliated entity of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds; Federated Insurance Series (“Federated”): High Income Bond Fund II; Rydex Variable Trust (“Rydex”): Financial Services, Health Care, Russell 2000 1.5x Strategy, Nova, NASDAQ-100, Technology, Inverse S&P 500 Strategy, Government Long Bond 1.2x Strategy, U.S. Government Money Market, and Utilities Funds; T. Rowe Price Equity Series, Inc. (“T. Rowe”): Equity Income Portfolio II, and T. Rowe Price International Series, Inc. (“T. Rowe”): International Stock Portfolio.

Penn Series, Federated, Rydex, and T. Rowe are open-end diversified management investment companies.

REVISIONS The Financial Highlights within Note 6 for the years ended December 31, 2013, 2012, and 2011 have been adjusted to incorporate the correct expense ratios at the lowest and highest level of the range. The expense ratios for the V.I. Capital Appreciation, Federated, Rydex and T. Rowe Funds had incorrectly reflected the lowest and highest level of the range for all products within Account III for those respective years. The correction resulted in an increase in the lowest level expense ratio disclosed for each fund by 0.15% for the years ended December 31, 2013, 2012, and 2011 and a decrease in the highest level expense ratio disclosed for each fund by 0.05% for the years ended December 31, 2013, 2012 and 2011.

The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account III on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account III consents to treat these amounts as dividend income for

28

Note 2.    Significant Accounting Policies (continued)

tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

For the year ended December 31, 2015, consent dividends in Account III were:

Consent Dividends
Limited Maturity Bond Fund	$1,430,524
Quality Bond Fund	11,825,402
High Yield Bond Fund	8,029,196
Flexibly Managed Fund	293,895,965
Balanced Fund	4,288,887
Large Growth Stock Fund	21,323,847
Large Cap Growth Fund	3,122,233
Large Core Growth Fund	5,384,592
Large Cap Value Fund	6,804,113
Large Core Value Fund	9,064,828
Index 500 Fund	8,681,832
Mid Cap Growth Fund	3,763,528
Mid Cap Value Fund	19,300,777
Mid Core Value Fund	4,041,178
SMID Cap Growth Fund	3,377,521
SMID Cap Value Fund	3,198,235
Small Cap Growth Fund	4,504,847
Small Cap Value Fund	10,123,871
Small Cap Index Fund	2,939,730
Developed International Index Fund	1,077,625
International Equity Fund	2,980,835
Emerging Markets Equity Fund	266,342
Real Estate Securities Fund	11,358,993
Aggressive Allocation Fund	8,360,306
Moderately Aggressive Allocation Fund	30,425,606
Moderate Allocation Fund	38,143,274
Moderately Conservative Allocation Fund	10,106,753
Conservative Allocation Fund	5,513,414

Consent dividends were utilized by the Penn Series Funds only.

Federal Income Taxes — The operations of Account III are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account III to the extent the earnings are credited under the contracts. Based on this, there is no charge to Account III for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account III satisfies the current requirements of the regulations, and Penn Mutual intends that Account III will continue to meet such requirements.

Fair Value Measurement — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or

29

Note 2.    Significant Accounting Policies (continued)

liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account III has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assts or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Penn Mutual’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on Penn Mutual’s understanding of the market.

The fair value of all the investments in Account III, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares redeemed of each fund or portfolio for the period ended December 31, 2015:

	Purchases	Sales
Money Market Fund	$49,383,929	$59,094,563
Limited Maturity Bond Fund	28,591,200	35,425,257
Quality Bond Fund	17,815,004	28,886,319
High Yield Bond Fund	9,153,756	18,435,802
Flexibly Managed Fund	190,505,221	76,034,852
Balanced Fund	2,916,294	6,925,028
Large Growth Stock Fund	14,528,570	17,895,711
Large Cap Growth Fund	3,108,993	2,570,646
Large Core Growth Fund	1,855,948	8,840,095
Large Cap Value Fund	6,116,900	12,803,721
Large Core Value Fund	5,824,422	13,234,948
Index 500 Fund	18,444,140	20,630,293
Mid Cap Growth Fund	4,492,097	8,349,630
Mid Cap Value Fund	8,712,863	11,522,406
Mid Core Value Fund	2,998,662	10,658,576
SMID Cap Growth Fund	10,251,333	5,969,576
SMID Cap Value Fund	5,524,120	4,093,622
Small Cap Growth Fund	5,174,677	7,686,858
Small Cap Value Fund	9,321,096	14,326,787
Small Cap Index Fund	6,010,983	3,580,526
Developed International Index Fund	7,086,641	5,821,920
International Equity Fund	9,088,066	20,049,085
Emerging Markets Equity Fund	8,376,003	9,907,466
Real Estate Securities Fund	11,080,510	13,135,118
Aggressive Allocation Fund	6,348,246	7,869,701
Moderately Aggressive Allocation Fund	12,599,230	20,443,749

30

Note 3.    Purchases and Sales of Investments (continued)

	Purchases	Sales
Moderate Allocation Fund	$10,500,976	$31,358,243
Moderately Conservative Allocation Fund	11,360,009	16,961,786
Conservative Allocation Fund	7,663,675	11,474,195
High Income Bond Fund II	—	—
Financial Services Fund	—	—
Health Care Fund	—	—
Russell 2000 1.5x Strategy Fund	—	374
Nova Fund	—	167,336
NASDAQ-100 Fund	—	172,413
Technology Fund	33,436	32,748
Inverse S&P 500 Strategy Fund	—	—
Government Long Bond 1.2x Strategy Fund	114,166	2,329
U.S. Government Money Market Fund	—	113
Utilities Fund	—	—
Equity Income Portfolio II	163,094	3,233
International Stock Portfolio	67,253	19,938

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $138,621,812 and $124,924,481 from Account III for mortality and risk expense, contract administration and certain other charges for the years ended December 31, 2015 and 2014. These amounts charged include those assessed through a reduction in unit values as well as those assessed through the redemption of units. Additionally, Penn Series pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Certain product charges are reflected as a reduction in the value of the units held by the contract owner. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Contract Administration	Maximum Supplemental Rider Charge
Diversifier II/Optimizer	1.25%	None	N/A
Commander	1.25%	0.15%	0.95%
Penn Freedom	1.30%	0.15%	0.95%
Enhanced Credit Variable Annuity	1.25%	0.15%	0.60%
Pennant Select	1.20%	0.15%	0.95%
Olympia XT Advisor	1.25%	0.15%	0.60%
Penn Freedom Advisor	1.45%	0.15%	0.60%
Retirement Planner VA	1.25%	None	0.60%
Inflation Protector Variable Annuity	1.50%	0.15%	2.50%
Smart Foundation Flex	1.50%	0.15%	2.75%
Smart Foundation Plus	1.45%	0.15%	2.75%
Smart Foundation VA	1.25%	0.15%	2.75%

Certain product charges are reflected as a redemption of units held by the contract owner. These are as follows:

Products	Annual Contract Charge
Diversifier II/Optimizer	$30 maximum
Commander	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Enhanced Credit Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Pennant Select	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Olympia XT Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Retirement Planner VA	$30 maximum
Inflation Protector Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Flex	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Plus	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation VA	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value

31

Note 4.    Related Party Transactions and Contract Charges (continued)

Products	Surrender Charge
Diversifier II/Optimizer	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Commander	Maximum charge of 1% of purchase payments received. Charges do not apply after 1 year.
Penn Freedom	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Enhanced Credit Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Pennant Select	Maximum charge of 7% of purchase payments received. Charges do not apply after 7 years.
Olympia XT Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Penn Freedom Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Retirement Planner VA	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Inflation Protector Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Flex	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Plus	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Smart Foundation VA	Maximum charge of 8% of purchase payments received. Charges do not apply after 7 years.

Premium taxes on purchase payments are withheld from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%.

Note 5.    Accumulation Units

The accumulation units are as follows:

	December 31, 2015			December 31, 2014
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Money Market Fund	4,908,222	(5,664,326)	7,165,609	8,146,231	(7,178,732)	7,921,693
Limited Maturity Bond Fund	2,454,666	(2,835,371)	7,915,881	2,496,856	(1,587,016)	8,296,587
Quality Bond Fund	1,741,076	(1,590,349)	18,214,747	1,484,602	(2,459,100)	18,064,025
High Yield Bond Fund	694,650	(859,312)	6,630,090	1,315,676	(795,618)	6,794,756
Flexibly Managed Fund	16,924,357	(1,046,021)	118,743,663	15,696,896	(1,304,358)	102,865,327
Balanced Fund	233,463	(423,562)	3,682,108	405,826	(458,743)	3,872,213
Large Growth Stock Fund	932,752	(1,124,136)	11,813,632	1,242,379	(989,429)	12,005,029
Large Cap Growth Fund	235,426	(177,766)	1,982,759	160,172	(276,109)	1,925,104
Large Core Growth Fund	128,210	(553,038)	3,829,385	211,903	(480,239)	4,254,224
Large Cap Value Fund	421,957	(510,666)	5,350,669	611,210	(517,635)	5,439,377
Large Core Value Fund	419,751	(913,008)	6,160,221	490,522	(867,076)	6,653,466
Index 500 Fund	1,168,418	(982,536)	13,616,761	1,668,900	(824,706)	13,430,873
Mid Cap Growth Fund	325,873	(532,882)	4,925,209	363,919	(767,007)	5,132,228
Mid Cap Value Fund	585,629	(349,477)	4,598,636	524,228	(355,247)	4,362,483
Mid Core Value Fund	183,678	(482,233)	2,113,222	383,717	(247,846)	2,411,786
SMID Cap Growth Fund	595,006	(307,713)	2,393,965	647,650	(307,152)	2,106,682
SMID Cap Value Fund	337,554	(205,880)	2,418,781	684,270	(283,601)	2,287,099
Small Cap Growth Fund	351,249	(387,729)	2,915,128	463,569	(429,071)	2,951,597
Small Cap Value Fund	578,815	(348,136)	5,386,678	774,928	(382,994)	5,155,973
Small Cap Index Fund	404,463	(201,977)	3,138,189	682,245	(437,194)	2,935,703
Developed International Index Fund	615,350	(491,551)	4,549,440	972,374	(533,204)	4,425,645

32

Note 5.    Accumulation Units (continued)

	December 31, 2015			December 31, 2014
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
International Equity Fund	753,724	(752,448)	10,690,187	1,069,875	(713,946)	10,688,903
Emerging Markets Equity Fund	922,889	(928,109)	10,415,118	1,101,430	(1,001,391)	10,420,329
Real Estate Securities Fund	648,892	(504,196)	4,489,842	632,408	(664,295)	4,345,139
Aggressive Allocation Fund	460,537	(505,893)	4,226,885	715,883	(415,518)	4,272,252
Moderately Aggressive Allocation Fund	1,005,071	(1,242,613)	16,364,468	1,875,164	(1,231,013)	16,602,015
Moderate Allocation Fund	934,389	(2,041,324)	25,391,411	1,757,815	(1,740,187)	26,498,357
Moderately Conservative Allocation Fund	964,926	(1,257,810)	7,960,449	930,860	(1,429,251)	8,253,338
Conservative Allocation Fund	679,677	(908,613)	5,015,775	907,795	(1,326,736)	5,244,717
High Income Bond Fund II	—	—	—	—	(36)	—
Financial Services Fund	—	—	—	—	—	—
Health Care Fund	—	—	—	—	—	—
Russell 2000 1.5x Strategy Fund	—	(2)	1,095	—	(4,873)	1,097
Nova Fund	—	(8,678)	—	10,225	(9,430)	8,677
NASDAQ-100 Fund	—	(6,243)	—	6,241	(4,187)	6,241
Technology Fund	1,791	(1,781)	—	—	—	—
Inverse S&P 500 Strategy Fund	—	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	5,372	(81)	5,291	8,312	(8,312)	—
U.S. Government Money Market Fund	—	(4)	480	17,238	(17,490)	485
Utilities Fund	—	—	—	—	—	—
Equity Income Portfolio II	9,187	(138)	9,048	—	(131)	—
International Stock Portfolio	3,850	(1,102)	2,748	—	(49)	—

Note 6.    Financial Highlights

Account III is a funding vehicle for a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account III have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account III as contract owners may not have selected all available and applicable contract options.

	January 1, 2015	December 31, 2015			For the Year ended December 31, 2015
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.30 to $23.10	7,165,609	$9.15 to $22.81	$74,501,987	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.56 to 16.86	7,915,881	9.48 to 16.79	93,195,717	—	1.25 to 1.65	(0.87) to (0.47)
Quality Bond Fund	10.04 to 40.44	18,214,747	9.92 to 40.09	257,385,723	—	1.25 to 1.65	(1.27) to (0.87)
High Yield Bond Fund	11.88 to 83.14	6,630,090	11.29 to 79.34	117,344,185	—	1.25 to 1.65	(4.95) to (4.57)
Flexibly Managed Fund	14.80 to 249.59	118,743,663	15.29 to 258.80	2,924,695,781	—	1.25 to 1.65	3.28 to 3.69
Balanced Fund	13.34 to 15.51	3,682,108	13.21 to 15.42	54,348,189	—	1.25 to 1.65	(0.97) to (0.57)
Large Growth Stock Fund	10.87 to 74.95	11,813,632	11.84 to 81.80	194,780,086	—	1.25 to 1.65	8.70 to 9.14
Large Cap Growth Fund	12.89 to 15.07	1,982,759	12.68 to 14.80	26,051,679	—	1.25 to 1.65	(1.79) to (1.39)
Large Core Growth Fund	14.66 to 17.99	3,829,385	14.69 to 17.99	57,685,922	—	1.25 to 1.65	0.02 to 0.42
Large Cap Value Fund	15.69 to 77.66	5,350,669	14.76 to 73.36	110,316,051	—	1.25 to 1.65	(5.92) to (5.54)
Large Core Value Fund	13.72 to 16.49	6,160,221	13.41 to 16.09	85,427,687	—	1.25 to 1.65	(2.43) to (2.04)
Index 500 Fund	16.17 to 27.60	13,616,761	16.06 to 27.53	246,090,977	—	1.25 to 1.65	(0.65) to (0.25)
Mid Cap Growth Fund	12.12 to 26.52	4,925,209	11.26 to 24.68	70,123,961	—	1.25 to 1.65	(7.32) to (6.95)
Mid Cap Value Fund	16.76 to 42.71	4,598,636	15.17 to 38.81	104,959,167	—	1.25 to 1.65	(9.49) to (9.13)
Mid Core Value Fund	16.04 to 22.34	2,113,222	15.54 to 21.73	41,291,697	—	1.25 to 1.65	(3.13) to (2.74)
SMID Cap Growth Fund	15.64 to 18.25	2,393,965	15.15 to 17.75	39,718,070	—	1.25 to 1.65	(3.13) to (2.74)
SMID Cap Value Fund	16.83 to 19.41	2,418,781	15.61 to 18.08	41,074,325	—	1.25 to 1.65	(7.24) to (6.86)
Small Cap Growth Fund	11.77 to 36.16	2,915,128	11.64 to 35.83	50,955,125	—	1.25 to 1.65	(1.29) to (0.90)

33

Note 6.    Financial Highlights (continued)

	January 1, 2015	December 31, 2015			For the Year ended December 31, 2015
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Small Cap Value Fund	$16.27 to $60.85	5,386,678	$15.13 to $56.82	$149,823,984	—	1.25 to 1.65	(7.01) to (6.63)
Small Cap Index Fund	15.65 to 17.94	3,138,189	14.61 to 16.74	47,493,658	—	1.25 to 1.65	(6.67) to (6.30)
Developed International Index Fund	10.57 to 12.88	4,549,440	10.27 to 12.53	49,799,229	—	1.25 to 1.65	(3.00) to (2.61)
International Equity Fund	12.59 to 44.72	10,690,187	12.83 to 45.75	217,439,079	—	1.25 to 1.65	1.90 to 2.30
Emerging Markets Equity Fund	9.83 to 10.74	10,415,118	8.61 to 9.44	92,026,025	—	1.25 to 1.65	(12.35) to (11.99)
Real Estate Securities Fund	14.90 to 28.49	4,489,842	15.42 to 29.61	101,730,698	—	1.25 to 1.65	3.50 to 3.91
Aggressive Allocation Fund	14.01 to 15.32	4,226,885	13.59 to 14.83	58,825,685	—	1.25 to 1.65	(3.20) to (2.81)
Moderately Aggressive Allocation Fund	13.59 to 14.82	16,364,468	13.21 to 14.47	229,110,017	—	1.25 to 1.65	(2.76) to (2.37)
Moderate Allocation Fund	12.65 to 13.66	25,391,411	12.37 to 13.42	330,778,517	—	1.25 to 1.65	(2.18) to (1.79)
Moderately Conservative Allocation Fund	11.79 to 12.97	7,960,449	11.57 to 12.78	98,299,803	—	1.25 to 1.65	(1.85) to (1.46)
Conservative Allocation Fund	10.85 to 12.13	5,015,775	10.68 to 11.99	58,140,402	—	1.25 to 1.65	(1.56) to (1.16)
High Income Bond Fund II	21.71 to 22.27	—	20.82 to 21.39	—	—	1.40 to 1.60	(4.12) to (3.93)
Financial Services Fund	10.37 to 10.63	—	9.80 to 10.07	—	—	1.40 to 1.60	(5.51) to (5.32)
Health Care Fund	25.82 to 26.48	—	26.56 to 27.30	—	—	1.40 to 1.60	2.87 to 3.08
Russell 2000 1.5x Strategy Fund	19.41 to 19.90	1,095	17.37 to 17.85	19,011	—	1.40 to 1.60	(10.52) to (10.34)
Nova Fund	18.18 to 18.64	—	17.76 to 18.25	—	—	1.40 to 1.60	(2.29) to (2.10)
NASDAQ-100 Fund	25.06 to 25.70	—	26.69 to 27.43	—	—	1.40 to 1.60	6.52 to 6.74
Technology Fund	17.57 to 18.02	—	17.48 to 17.97	—	—	1.40 to 1.60	(0.49) to (0.29)
Inverse S&P 500 Strategy Fund	2.40 to 2.46	—	2.26 to 2.32	—	—	1.40 to 1.60	(5.95) to (5.76)
Government Long Bond 1.2x Strategy Fund	21.34 to 21.88	5,291	19.93 to 20.48	108,367	1.06	1.40 to 1.60	(6.60) to (6.41)
U.S. Government Money Market Fund	9.15 to 9.38	480	9.01 to 9.25	4,321	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	18.23 to 18.69	—	16.62 to 17.08	—	—	1.40 to 1.60	(8.83) to (8.65)
Equity Income Portfolio II	18.21 to 18.42	9,048	16.65 to 16.87	152,678	2.32	1.40 to 1.60	(8.58) to (8.40)
International Stock Portfolio	15.94 to 16.34	2,748	15.54 to 15.97	43,889	0.91	1.40 to 1.60	(2.48) to (2.28)

	January 1, 2014	December 31, 2014			For the Year ended December 31, 2014
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.46 to $23.38	7,921,693	$9.30 to $23.10	$84,205,368	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.70 to 17.05	8,296,587	9.56 to 16.86	99,241,901	—	1.25 to 1.65	(1.47) to (1.07)
Quality Bond Fund	9.72 to 38.97	18,064,025	10.04 to 40.44	267,380,170	—	1.25 to 1.65	3.38 to 3.79
High Yield Bond Fund	11.86 to 82.66	6,794,756	11.88 to 83.14	130,586,100	—	1.25 to 1.65	0.19 to 0.59
Flexibly Managed Fund	13.42 to 225.40	102,865,327	14.80 to 249.59	2,675,763,880	—	1.25 to 1.65	10.29 to 10.73
Balanced Fund	12.37 to 14.32	3,872,213	13.34 to 15.51	57,974,055	—	1.25 to 1.65	7.86 to 8.29
Large Growth Stock Fund	10.17 to 70.04	12,005,029	10.87 to 74.95	179,666,252	—	1.25 to 1.65	6.59 to 7.02
Large Cap Growth Fund	11.75 to 13.77	1,925,104	12.89 to 15.07	25,559,973	—	1.25 to 1.65	9.47 to 9.91
Large Core Growth Fund	13.81 to 16.97	4,254,224	14.66 to 17.99	63,644,134	—	1.25 to 1.65	5.97 to 6.39
Large Cap Value Fund	14.33 to 70.65	5,439,377	15.69 to 77.66	122,055,628	—	1.25 to 1.65	9.49 to 9.93
Large Core Value Fund	12.51 to 15.06	6,653,466	13.72 to 16.49	93,653,609	—	1.25 to 1.65	9.46 to 9.90
Index 500 Fund	14.51 to 24.67	13,430,873	16.17 to 27.60	245,906,551	—	1.25 to 1.65	11.40 to 11.85
Mid Cap Growth Fund	11.22 to 24.53	5,132,228	12.12 to 26.52	78,166,078	—	1.25 to 1.65	7.70 to 8.13
Mid Cap Value Fund	14.99 to 38.05	4,362,483	16.76 to 42.71	116,883,765	—	1.25 to 1.65	11.81 to 12.26
Mid Core Value Fund	14.01 to 19.44	2,411,786	16.04 to 22.34	49,675,998	—	1.25 to 1.65	14.47 to 14.93
SMID Cap Growth Fund	15.80 to 18.37	2,106,682	15.64 to 18.25	36,346,943	—	1.25 to 1.65	(1.04) to (0.64)
SMID Cap Value Fund	15.66 to 17.99	2,287,099	16.83 to 19.41	42,139,410	—	1.25 to 1.65	7.46 to 7.89
Small Cap Growth Fund	11.07 to 33.95	2,951,597	11.77 to 36.16	53,215,549	—	1.25 to 1.65	6.07 to 6.50
Small Cap Value Fund	15.44 to 57.51	5,155,973	16.27 to 60.85	163,561,074	—	1.25 to 1.65	5.39 to 5.82
Small Cap Index Fund	15.27 to 17.50	2,935,703	15.65 to 17.94	47,586,006	—	1.25 to 1.65	2.50 to 2.91
Developed International Index Fund	11.42 to 13.92	4,425,645	10.57 to 12.88	49,365,626	—	1.25 to 1.65	(7.64) to (7.27)
International Equity Fund	12.44 to 43.98	10,688,903	12.59 to 44.72	220,667,570	—	1.25 to 1.65	1.26 to 1.67
Emerging Markets Equity Fund	10.51 to 11.45	10,420,329	9.83 to 10.74	104,566,513	—	1.25 to 1.65	(6.47) to (6.09)
Real Estate Securities Fund	11.63 to 22.15	4,345,139	14.90 to 28.49	98,707,472	—	1.25 to 1.65	28.10 to 28.61
Aggressive Allocation Fund	13.31 to 14.59	4,272,252	14.01 to 15.32	61,333,257	—	1.25 to 1.65	5.03 to 5.45

34

Note 6.    Financial Highlights (continued)

	January 1, 2014	December 31, 2014			For the Year ended December 31, 2014
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Moderately Aggressive Allocation Fund	$13.00 to $14.12	16,602,015	$13.59 to $14.82	$239,600,535	—	1.25 to 1.65	4.54 to 4.96
Moderate Allocation Fund	12.17 to 13.10	26,498,357	12.65 to 13.66	353,318,651	—	1.25 to 1.65	3.90 to 4.32
Moderately Conservative Allocation Fund	11.41 to 12.50	8,253,338	11.79 to 12.97	104,042,468	—	1.25 to 1.65	3.29 to 3.70
Conservative Allocation Fund	10.63 to 11.84	5,244,717	10.85 to 12.13	61,856,797	—	1.25 to 1.65	2.05 to 2.46
High Income Bond Fund II	21.49 to 21.99	—	21.71 to 22.27	—	—	1.40 to 1.60	1.06 to 1.26
Financial Services Fund	9.36 to 9.58	—	10.37 to 10.63	—	—	1.40 to 1.60	10.79 to 11.01
Health Care Fund	21.06 to 21.55	—	25.82 to 26.48	—	—	1.40 to 1.60	22.64 to 22.89
Russell 2000 1.5x Strategy Fund	18.91 to 19.36	1,097	19.41 to 19.90	21,285	—	1.40 to 1.60	2.63 to 2.84
Nova Fund	15.57 to 15.94	8,677	18.18 to 18.64	161,737	—	1.40 to 1.60	16.70 to 16.94
NASDAQ-100 Fund	21.68 to 22.19	6,241	25.06 to 25.70	160,407	—	1.40 to 1.60	15.58 to 15.81
Technology Fund	16.22 to 16.60	—	17.57 to 18.02	—	—	1.40 to 1.60	8.34 to 8.55
Inverse S&P 500 Strategy Fund	2.85 to 2.92	—	2.40 to 2.46	—	—	1.40 to 1.60	(15.81) to (15.64)
Government Long Bond 1.2x Strategy Fund	16.10 to 16.48	—	21.34 to 21.88	—	0.90	1.40 to 1.60	32.54 to 32.80
U.S. Government Money Market Fund	9.30 to 9.52	485	9.15 to 9.38	4,434	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	15.07 to 15.42	—	18.23 to 18.69	—	—	1.40 to 1.60	20.94 to 21.19
Equity Income Portfolio II	17.28 to 17.44	—	18.21 to 18.42	—	—	1.40 to 1.60	5.40 to 5.61
International Stock Portfolio	16.40 to 16.78	—	15.94 to 16.34	—	—	1.40 to 1.60	(2.81) to (2.61)

	January 1, 2013	December 31, 2013			For the Year ended December 31, 2013
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.62 to $23.68	6,954,194	$9.46 to $23.38	$76,956,135	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.87 to 17.28	7,386,747	9.70 to 17.05	90,783,913	—	1.25 to 1.65	(1.72) to (1.33)
Quality Bond Fund	10.85 to 40.66	19,038,523	9.72 to 38.97	282,321,370	—	1.25 to 1.65	(4.56) to (4.17)
High Yield Bond Fund	12.00 to 77.56	6,274,698	11.86 to 82.66	129,687,090	—	1.25 to 1.65	6.14 to 6.57
Flexibly Managed Fund	12.54 to 186.64	88,472,789	13.42 to 225.40	2,307,823,488	—	1.25 to 1.65	20.29 to 20.77
Balanced Fund	12.05 to 12.42	3,925,130	12.37 to 14.32	54,699,169	—	1.25 to 1.65	14.84 to 15.30
Large Growth Stock Fund	7.41 to 50.98	11,752,079	10.17 to 70.04	161,971,873	—	1.25 to 1.65	36.84 to 37.39
Large Cap Growth Fund	9.68 to 11.37	2,041,041	11.75 to 13.77	24,532,544	—	1.25 to 1.65	21.08 to 21.56
Large Core Growth Fund	10.16 to 12.51	4,522,560	13.81 to 16.97	63,350,383	—	1.25 to 1.65	35.65 to 36.19
Large Cap Value Fund	11.85 to 53.70	5,345,802	14.33 to 70.65	112,888,785	—	1.25 to 1.65	31.03 to 31.55
Large Core Value Fund	9.78 to 11.80	7,030,020	12.51 to 15.06	89,601,755	—	1.25 to 1.65	27.65 to 28.17
Index 500 Fund	12.06 to 18.95	12,586,679	14.51 to 24.67	208,588,587	—	1.25 to 1.65	29.71 to 30.23
Mid Cap Growth Fund	8.32 to 18.17	5,535,316	11.22 to 24.53	77,594,155	—	1.25 to 1.65	34.48 to 35.02
Mid Cap Value Fund	12.20 to 28.29	4,193,502	14.99 to 38.05	106,660,713	—	1.25 to 1.65	33.98 to 34.51
Mid Core Value Fund	12.59 to 15.24	2,275,915	14.01 to 19.44	41,597,269	—	1.25 to 1.65	27.04 to 27.55
SMID Cap Growth Fund	12.70 to 13.02	1,766,184	15.80 to 18.37	31,138,018	—	1.25 to 1.65	40.50 to 41.06
SMID Cap Value Fund	12.54 to 13.20	1,886,430	15.66 to 17.99	32,550,681	—	1.25 to 1.65	35.74 to 36.28
Small Cap Growth Fund	8.16 to 24.98	2,917,099	11.07 to 33.95	51,089,120	—	1.25 to 1.65	35.35 to 35.90
Small Cap Value Fund	13.41 to 41.91	4,764,039	15.44 to 57.51	156,251,206	—	1.25 to 1.65	36.66 to 37.20
Small Cap Index Fund	11.54 to 12.88	2,690,652	15.27 to 17.50	42,520,607	—	1.25 to 1.65	35.88 to 36.42
Developed International Index Fund	9.57 to 10.88	3,986,475	11.42 to 13.92	47,446,590	—	1.25 to 1.65	19.10 to 19.58
International Equity Fund	12.87 to 42.03	10,332,974	12.44 to 43.98	219,057,521	—	1.25 to 1.65	4.24 to 4.65
Emerging Markets Equity Fund	10.80 to 10.96	10,320,290	10.51 to 11.45	110,201,487	—	1.25 to 1.65	(2.75) to (2.36)
Real Estate Securities Fund	12.89 to 21.75	4,377,026	11.63 to 22.15	81,177,328	—	1.25 to 1.65	1.44 to 1.85
Aggressive Allocation Fund	11.03 to 12.11	3,971,887	13.31 to 14.59	54,093,458	—	1.25 to 1.65	20.49 to 20.97
Moderately Aggressive Allocation Fund	11.90 to 12.00	15,957,864	13.00 to 14.12	220,885,284	—	1.25 to 1.65	17.21 to 17.68
Moderate Allocation Fund	11.52 to 11.63	26,480,729	12.17 to 13.10	340,334,339	—	1.25 to 1.65	12.24 to 12.69
Moderately Conservative Allocation Fund	11.28 to 11.58	8,751,729	11.41 to 12.50	107,070,466	—	1.25 to 1.65	7.56 to 7.99
Conservative Allocation Fund	10.81 to 11.48	5,663,658	10.63 to 11.84	65,545,737	—	1.25 to 1.65	2.72 to 3.13
High Income Bond Fund II	20.41 to 20.84	36	21.49 to 21.99	785	19.02	1.40 to 1.60	5.29 to 5.50
Financial Services Fund	7.46 to 7.62	—	9.36 to 9.58	—	—	1.40 to 1.60	25.53 to 25.78

35

Note 6.    Financial Highlights (continued)

	January 1, 2013	December 31, 2013			For the Year ended December 31, 2013
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Health Care Fund	$ 15.09 to $15.41	—	$ 21.06 to $21.55	$—	—	1.40 to 1.60	39.56 to 39.84
Russell 2000 1.5x Strategy Fund	12.12 to 12.38	5,970	18.91 to 19.36	115,066	—	1.40 to 1.60	56.05 to 56.36
Nova Fund	10.62 to 10.85	7,882	15.57 to 15.94	125,652	0.06	1.40 to 1.60	46.63 to 46.92
NASDAQ-100 Fund	16.37 to 16.72	4,187	21.68 to 22.19	92,916	—	1.40 to 1.60	32.48 to 32.75
Technology Fund	12.17 to 12.43	—	16.22 to 16.60	—	—	1.40 to 1.60	33.25 to 33.51
Inverse S&P 500 Strategy Fund	3.94 to 4.03	—	2.85 to 2.92	—	—	1.40 to 1.60	(27.68) to (27.54)
Government Long Bond 1.2x Strategy Fund	20.01 to 20.44	—	16.10 to 16.48	—	0.93	1.40 to 1.60	(19.55) to (19.39)
U.S. Government Money Market Fund	9.45 to 9.65	737	9.30 to 9.52	6,850	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	13.48 to 13.77	—	15.07 to 15.42	—	—	1.40 to 1.60	11.82 to 12.05
Equity Income Portfolio II	13.57 to 13.67	131	17.28 to 17.44	2,290	1.18	1.40 to 1.60	27.35 to 27.61
International Stock Portfolio	14.61 to 14.92	49	16.40 to 16.78	26	0.26	1.40 to 1.60	12.24 to 12.47

	January 1, 2012	December 31, 2012			For the Year ended December 31, 2012
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return*** (%)
Money Market Fund	$9.77 to $23.97	7,463,821	$9.62 to $23.68	$85,893,038	0.01	1.25 to 1.65	(1.63) to (1.24)
Limited Maturity Bond Fund	9.97 to 17.39	8,575,064	9.87 to 17.28	109,915,517	—	1.25 to 1.65	(1.04) to (0.64)
Quality Bond Fund	10.69 to 39.89	21,533,421	10.85 to 40.66	351,966,131	—	1.25 to 1.65	1.53 to 1.94
High Yield Bond Fund	10.65 to 68.56	5,722,084	12.00 to 77.56	122,606,185	—	1.25 to 1.65	12.69 to 13.14
Flexibly Managed Fund	11.11 to 164.73	65,569,130	12.54 to 186.64	1,686,424,294	—	1.25 to 1.65	12.85 to 13.30
Balanced Fund	11.09 to 11.38	3,997,849	12.05 to 12.42	49,006,232	—	1.25 to 1.65	8.71 to 9.15
Large Growth Stock Fund	6.33 to 43.47	11,667,980	7.41 to 50.98	114,823,851	—	1.25 to 1.65	16.80 to 17.27
Large Cap Growth Fund	8.91 to 10.49	2,313,656	9.68 to 11.37	22,682,554	—	1.25 to 1.65	8.45 to 8.88
Large Core Growth Fund	8.87 to 10.95	4,718,207	10.16 to 12.51	48,302,707	—	1.25 to 1.65	14.24 to 14.70
Large Cap Value Fund	10.64 to 48.03	5,389,501	11.85 to 53.70	89,619,920	—	1.25 to 1.65	11.37 to 11.82
Large Core Value Fund	8.58 to 10.38	7,275,639	9.78 to 11.80	71,773,984	—	1.25 to 1.65	13.69 to 14.14
Index 500 Fund	10.57 to 16.59	10,763,342	12.06 to 18.95	139,074,740	—	1.25 to 1.65	13.78 to 14.24
Mid Cap Growth Fund	7.96 to 17.34	5,882,908	8.32 to 18.17	61,374,541	—	1.25 to 1.65	4.34 to 4.76
Mid Cap Value Fund	10.77 to 24.87	3,645,551	12.20 to 28.29	75,251,634	—	1.25 to 1.65	13.28 to 13.74
Mid Core Value Fund	11.19 to 13.48	2,171,573	12.59 to 15.24	31,985,042	—	1.25 to 1.65	12.59 to 13.04
SMID Cap Growth Fund	11.19 to 11.43	1,343,033	12.70 to 13.02	17,151,936	—	1.25 to 1.65	13.46 to 13.92
SMID Cap Value Fund	10.72 to 11.24	1,419,281	12.54 to 13.20	18,326,726	—	1.25 to 1.65	17.00 to 17.47
Small Cap Growth Fund	7.83 to 23.93	3,503,870	8.16 to 24.98	45,235,245	—	1.25 to 1.65	3.99 to 4.41
Small Cap Value Fund	11.74 to 36.54	4,261,738	13.41 to 41.91	111,488,504	—	1.25 to 1.65	14.26 to 14.72
Small Cap Index Fund	10.14 to 11.34	2,059,654	11.54 to 12.88	23,927,683	—	1.25 to 1.65	13.61 to 14.06
Developed International Index Fund	8.22 to 9.36	3,437,294	9.57 to 10.88	33,573,279	—	1.25 to 1.65	16.22 to 16.69
International Equity Fund	10.80 to 35.15	9,339,249	12.87 to 42.03	199,916,772	—	1.25 to 1.65	19.08 to 19.56
Emerging Markets Equity Fund	9.18 to 9.28	9,450,596	10.80 to 10.96	103,129,950	—	1.25 to 1.65	17.64 to 18.12
Real Estate Securities Fund	11.30 to 18.99	3,523,145	12.89 to 21.75	69,490,415	—	1.25 to 1.65	14.10 to 14.56
Aggressive Allocation Fund	9.69 to 10.66	3,540,988	11.03 to 12.11	39,777,470	—	1.25 to 1.65	13.59 to 14.05
Moderately Aggressive Allocation Fund	10.62 to 10.69	14,347,637	11.90 to 12.00	170,342,103	—	1.25 to 1.65	11.77 to 12.22
Moderate Allocation Fund	10.54 to 10.66	24,530,823	11.52 to 11.63	282,076,195	—	1.25 to 1.65	9.11 to 9.54
Moderately Conservative Allocation Fund	10.58 to 10.83	8,113,565	11.28 to 11.58	92,878,552	—	1.25 to 1.65	6.53 to 6.95
Conservative Allocation Fund	10.42 to 11.02	6,104,689	10.81 to 11.48	69,099,125	—	1.25 to 1.65	3.75 to 4.17
High Income Bond Fund II	18.08 to 18.43	4,615	20.41 to 20.84	94,339	8.30	1.40 to 1.60	12.87 to 13.10
Financial Services Fund	6.18 to 6.30	—	7.46 to 7.62	—	—	1.40 to 1.60	20.73 to 20.97
Health Care Fund	13.09 to 13.34	—	15.09 to 15.41	—	—	1.40 to 1.60	15.30 to 15.53
Russell 2000 1.5x Strategy Fund	10.09 to 10.28	7,788	12.12 to 12.38	99,116	—	1.40 to 1.60	20.16 to 20.40
Nova Fund	8.83 to 9.00	7,755	10.62 to 10.85	84,139	—	1.40 to 1.60	20.30 to 20.54
NASDAQ-100 Fund	14.24 to 14.52	6,235	16.37 to 16.72	104,228	—	1.40 to 1.60	14.91 to 15.14
Technology Fund	11.05 to 11.26	—	12.17 to 12.43	—	—	1.40 to 1.60	10.20 to 10.42
Inverse S&P 500 Strategy Fund	4.83 to 4.92	—	3.94 to 4.03	—	—	1.40 to 1.60	(18.30) to (18.14)
Government Long Bond 1.2x Strategy Fund	19.74 to 20.12	—	20.01 to 20.44	—	0.88	1.40 to 1.60	1.38 to 1.58

36

Note 6.    Financial Highlights (continued)

	January 1, 2012	December 31, 2012			For the Year ended December 31, 2012
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return*** (%)
U.S. Government Money Market Fund	$9.60 to $9.79	745	$9.45 to $9.65	$7,044	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	13.54 to 13.81	—	13.48 to 13.77	—	—	1.40 to 1.60	(0.49) to (0.29)
Equity Income Portfolio II	11.79 to 11.85	1,387	13.57 to 13.67	18,956	1.68	1.40 to 1.60	15.06 to 15.29
International Stock Portfolio	12.53 to 12.78	520	14.61 to 14.92	7,764	0.90	1.40 to 1.60	16.55 to 16.79

	January 1, 2011	December 31, 2011			For the Year ended December 31, 2011
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.94 to $24.27	8,560,787	$9.77 to $23.97	$98,595,231	0.01	1.25 to 1.65	(1.62) to (1.23)
Limited Maturity Bond Fund	9.92 to 17.22	7,142,313	9.97 to 17.39	93,891,948	—	1.25 to 1.65	0.57 to 0.97
Quality Bond Fund	9.87 to 36.68	16,837,645	10.69 to 39.89	286,570,584	—	1.25 to 1.65	8.32 to 8.76
High Yield Bond Fund	10.51 to 67.35	4,597,551	10.65 to 68.56	95,196,769	—	1.25 to 1.65	1.39 to 1.80
Flexibly Managed Fund	10.96 to 161.88	52,675,864	11.11 to 164.73	1,364,848,230	—	1.25 to 1.65	1.35 to 1.76
Balanced Fund	10.68 to 10.92	3,756,492	11.09 to 11.38	42,562,623	—	1.25 to 1.65	3.83 to 4.25
Large Growth Stock Fund	6.52 to 44.71	11,560,527	6.33 to 43.47	96,768,806	—	1.25 to 1.65	(3.16) to (2.77)
Large Cap Growth Fund	9.70 to 11.43	2,408,580	8.91 to 10.49	21,612,432	—	1.25 to 1.65	(8.29) to (7.92)
Large Core Growth Fund	9.48 to 11.72	5,172,242	8.87 to 10.95	46,121,275	—	1.25 to 1.65	(6.56) to (6.19)
Large Cap Value Fund	11.32 to 50.88	5,761,980	10.64 to 48.03	87,153,415	—	1.25 to 1.65	(5.98) to (5.61)
Large Core Value Fund	9.09 to 11.01	7,644,718	8.58 to 10.38	65,894,581	—	1.25 to 1.65	(5.75) to (5.38)
Index 500 Fund	10.54 to 16.50	9,445,038	10.57 to 16.59	108,326,551	—	1.25 to 1.65	0.10 to 0.50
Mid Cap Growth Fund	8.75 to 19.04	5,841,085	7.96 to 17.34	57,659,326	—	1.25 to 1.65	(9.28) to (8.92)
Mid Cap Value Fund	11.68 to 26.87	3,480,795	10.77 to 24.87	66,324,565	—	1.25 to 1.65	(7.81) to (7.44)
Mid Core Value Fund	11.79 to 14.15	2,213,502	11.19 to 13.48	29,326,711	—	1.25 to 1.65	(5.11) to (4.73)
SMID Cap Growth Fund	11.94 to 12.15	963,998	11.19 to 11.43	10,950,785	—	1.25 to 1.65	(6.27) to (5.90)
SMID Cap Value Fund	11.74 to 12.26	1,168,734	10.72 to 11.24	13,032,095	—	1.25 to 1.65	(8.68) to (8.32)
Small Cap Growth Fund	8.94 to 27.26	3,481,729	7.83 to 23.93	44,044,123	—	1.25 to 1.65	(12.56) to (12.21)
Small Cap Value Fund	11.83 to 36.68	4,076,165	11.74 to 36.54	98,986,877	—	1.25 to 1.65	(0.78) to (0.38)
Small Cap Index Fund	10.77 to 12.07	1,571,097	10.14 to 11.34	15,997,508	—	1.25 to 1.65	(6.07) to (5.70)
Developed International Index Fund	9.54 to 10.89	2,873,026	8.22 to 9.36	23,689,661	—	1.25 to 1.65	(14.04) to (13.70)
International Equity Fund	10.88 to 35.27	9,403,367	10.80 to 35.15	173,169,647	—	1.25 to 1.65	(0.74) to (0.34)
Emerging Markets Equity Fund	11.45 to 11.52	8,776,569	9.18 to 9.28	81,050,617	—	1.25 to 1.65	(19.78) to (19.46)
Real Estate Securities Fund(a)	10.73 to 17.96	2,838,281	11.30 to 18.99	52,353,197	—	1.25 to 1.65	5.29 to 5.71
Aggressive Allocation Fund	10.20 to 11.25	2,760,819	9.69 to 10.66	26,876,020	—	1.25 to 1.65	(5.23) to (4.85)
Moderately Aggressive Allocation Fund	10.98 to 11.05	11,945,878	10.62 to 10.69	127,117,311	—	1.25 to 1.65	(3.40) to (3.01)
Moderate Allocation Fund	10.62 to 10.77	20,556,709	10.54 to 10.66	217,069,283	—	1.25 to 1.65	(0.99) to (0.60)
Moderately Conservative Allocation Fund	10.48 to 10.67	7,972,110	10.58 to 10.83	85,783,809	—	1.25 to 1.65	1.04 to 1.45
Conservative Allocation Fund	10.19 to 10.74	5,624,913	10.42 to 11.02	61,531,917	—	1.25 to 1.65	2.23 to 2.63
V.I. Capital Appreciation Fund	10.12 to 10.30	—	9.17 to 9.35	—	0.35	1.40 to 1.60	(9.17) to (9.35)
High Income Bond Fund II	17.47 to 17.77	9,158	18.08 to 18.43	167,160	8.08	1.40 to 1.60	3.50 to 3.71
Financial Services Fund	7.38 to 7.50	—	6.18 to 6.30	—	—	1.40 to 1.60	(16.27) to (16.11)
Health Care Fund	12.70 to 12.92	—	13.09 to 13.34	—	—	1.40 to 1.60	3.03 to 3.24
Russell 2000 1.5x Strategy Fund	11.67 to 11.87	1,104	10.09 to 10.28	11,134	—	1.40 to 1.60	(13.58) to (13.40)
Nova Fund	9.08 to 9.24	2,147	8.83 to 9.00	19,326	0.01	1.40 to 1.60	(2.73) to (2.54)
NASDAQ-100 Fund	14.16 to 14.41	10,993	14.24 to 14.52	159,591	—	1.40 to 1.60	0.55 to 0.75
Technology Fund	12.36 to 12.58	—	11.05 to 11.26	—	—	1.40 to 1.60	(10.64) to (10.46)
Inverse S&P 500 Strategy Fund	5.39 to 5.49	182	4.83 to 4.92	880	—	1.40 to 1.60	(10.48) to (10.31)
Government Long Bond 1.2x Strategy Fund	14.17 to 14.42	602	19.74 to 20.12	12,122	1.87	1.40 to 1.60	39.28 to 39.56
U.S. Government Money Market Fund	9.75 to 9.92	23,460	9.60 to 9.79	228,582	—	1.40 to 1.60	(1.58) to (1.38)
Utilities Fund	11.83 to 12.04	—	13.54 to 13.81	—	—	1.40 to 1.60	14.45 to 14.68
Equity Income Portfolio II	12.10 to 12.15	3,842	11.79 to 11.85	45,543	1.42	1.40 to 1.60	(2.59) to (2.39)
International Stock Portfolio	14.61 to 14.86	1,076	12.53 to 12.78	13,751	0.56	1.40 to 1.60	(14.22) to (14.04)

37

Note 6.    Financial Highlights (continued)

(a)	Prior to May 1, 2011, Real Estate Securities Fund was named REIT Fund.
*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account III from the underlying mutual fund, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account III does not record investment income.
**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded. Certain previously disclosed expense ratios were changed according to the revisions stated in Footnote 2.
***	These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and reflects a range of actual product total returns.

Note 7.    Subsequent Events

Management has evaluated events subsequent to December 31, 2015 and through the Account III Financial Statement date of issuance of April 1, 2016 and has determined that there were no subsequent events requiring recognition of disclosure in the financial statements.

38

PM8134  05/16

PennMutual

The Penn Mutual

Life Insurance Company

2015 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square — Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 2110, F: (267) 330 3300, www.pwc.com/us

Independent Auditor’s Report

To the Board of Trustees of

The Penn Mutual Life Insurance Company:

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2015 and 2014, and the related statutory statements of income and changes in surplus and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

February 16, 2016

(In Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2015	2014

ADMITTED ASSETS
Bonds	$8,134,957	$7,528,488
Stocks:
Preferred	72,595	72,905
Common — affiliated	372,588	427,122
Common — unaffiliated	96,007	69,196
Real estate	29,444	27,642
Policy loans	304,727	298,689
Cash and short-term investments	245,071	128,700
Alternative assets	450,237	398,068
Other invested assets	481,160	458,024

TOTAL INVESTMENTS	10,186,786	9,408,834

Investment income due and accrued	107,540	99,001
Premiums due and deferred	69,796	63,551
Deferred tax asset	230,679	230,151
Corporate owned life insurance	207,641	214,623
Amounts recoverable from reinsurers	35,648	13,116
Other assets	179,120	62,422
Separate account assets	7,217,838	7,179,068

TOTAL ASSETS	$18,235,048	$17,270,766

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$7,925,692	$7,106,140
Dividends to policyholders payable in the following year	48,290	41,667
Policy claims in process	45,028	44,000
Interest maintenance reserve	132,272	120,903
Asset valuation reserve	81,512	77,048
Drafts outstanding	31,624	26,236
Funds held under coinsurance	646,519	582,795
Other liabilities	318,581	293,133
Separate account liabilities	7,217,838	7,179,068

TOTAL LIABILITIES	16,447,356	15,470,990

SURPLUS
Surplus notes	389,412	389,231
Unassigned surplus	1,398,280	1,410,545

TOTAL SURPLUS	1,787,692	1,799,776

TOTAL LIABILITIES AND SURPLUS	$18,235,048	$17,270,766

The accompanying notes are an integral part of these financial statements.

2015 Statutory Financial Statements	Page 1

(In Thousands)

Statements of Income and Changes in Surplus

For the Years Ended December 31,	2015	2014

REVENUE
Premium and annuity considerations	$1,196,285	$664,006
Net investment income	531,844	480,366
Other revenue	470,769	293,549

TOTAL REVENUE	2,198,898	1,437,921

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,068,093	1,049,517
Increase/(Decrease) in reserves for payment of future insurance and annuity benefits	375,014	(311,032)
Commissions	138,524	120,362
Operating expenses	294,228	252,881
Other expenses	106,666	103,581
Net transfer to separate accounts	110,916	151,215

TOTAL BENEFITS AND EXPENSES	2,093,441	1,366,524

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX EXPENSE	105,457	71,397

Dividends to policyholders	50,092	43,474

GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAX EXPENSE	55,365	27,923

Federal income tax (benefit)/expense	(35,213)	36,037

GAIN/(LOSS) FROM OPERATIONS	90,578	(8,114)

Net realized capital gains, net of tax	10,731	17,398

NET INCOME	$101,309	$9,284

SURPLUS
Net income	$101,309	$9,284
Change due to reinsurance	20,813	173,062
Change in asset valuation reserve	(4,464)	(26,842)
Change in net unrealized capital gains, net of tax	(97,207)	113,091
Change in net deferred income tax	(5,797)	63,648
Change in funded status of postretirement plans	(1,841)	(16,559)
Change in surplus notes	181	168
Change in nonadmitted assets	(25,078)	(6,762)

Change in surplus	(12,084)	309,090

Surplus, beginning of year	1,799,776	1,490,686

Surplus, end of year	$1,787,692	$1,799,776

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

(In Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2015	2014

OPERATIONS
Premium and annuity considerations	$1,997,573	$1,530,568
Net investment income	513,611	415,884
Other revenue	264,627	200,362

CASH PROVIDED BY OPERATIONS	2,775,811	2,146,814

Benefits paid	1,020,568	1,035,067
Commissions and operating expenses	515,474	487,065
Net transfers to separate accounts	97,155	145,761
Dividends to policyholders	16,479	35,197
Taxes refunded on operating income and realized investment losses	81,324	(10,187)
CASH USED IN OPERATIONS	1,731,000	1,692,903

NET CASH PROVIDED BY OPERATIONS	1,044,811	453,911

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,371,168	1,827,619
Preferred and common stocks	77,353	18,858
Limited partnerships, real estate and other invested assets	27,856	36,101
Derivatives	71,564	56,931

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,547,941	1,939,509

Cost of investments acquired:
Bonds	2,096,937	2,018,453
Preferred and common stock	126,644	134,606
Limited partnerships, real estate and other invested assets	123,898	112,205
Derivatives	56,186	—

TOTAL COST OF INVESTMENTS ACQUIRED	2,403,665	2,265,264

Net (increase)/decrease in policy loans	(9,891)	882

NET CASH USED IN INVESTMENT ACTIVITIES	(865,615)	(324,873)

FINANCING AND MISCELLANEOUS
Net withdrawals on deposit-type contracts	(17,461)	(13,724)
Other cash applied/(used), net	(43,365)	(55,345)

NET CASH PROVIDED BY/(USED IN) FINANCING AND MISCELLANEOUS	(62,825)	(69,069)

NET INCREASE IN CASH AND SHORT-TERM INVESTMENTS	116,371	59,969

Cash and short-term investments:
Beginning of year	128,700	68,731

End of year	$245,071	$128,700

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Common stock acquired in the form of a dividend	$132,560
Premiums paid from benefits	39,393
Premiums paid by dividend	26,990
Premiums paid by policy loan	5,743
Capitalized interest	2,101
Other	6,149

The accompanying notes are an integral part of these financial statements.

2015 Statutory Financial Statements	Page 3

(In Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company”) is a mutual life insurance company, domiciled in Pennsylvania, which concentrates primarily in the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, universal life, indexed universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career agents, independent agents, and independent marketing organizations. The Company is licensed to write business in all fifty states and the District of Columbia.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)	certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over premium payment period;
(b)	statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions;
(c)	bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)	deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;
(f)	payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;
(g)	assets are reported at “admitted asset” value and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP records these assets net of any valuation allowance;
(h)	majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Hornor Townsend & Kent, Inc. (“HTK”), and Independence Square Properties LLC (“ISP”) are admitted assets. Penn Mutual Asset Management, Inc. (“PMAM”), (formerly Independence Capital Management Inc.), is a nonadmitted asset, whereas GAAP would consolidate these entities;
(i)	surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with these notes are expensed, whereas GAAP capitalizes those expenses and amortizes them into income over the life of the notes;
(j)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;
(k)	an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP does not record this reserve;

Page 4	The Penn Mutual Life Insurance Company

(In Thousands)

(l)	after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP reports these gains and losses as revenue at time of sale;
(m)	changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value; changes in fair value for GAAP are reported as income for non-hedging transactions and effective fair value hedges; changes in fair value for GAAP are reported as other comprehensive income for effective cash flow hedges;
(n)	comprehensive income is not presented whereas GAAP presents changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;
(o)	embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;
(p)	policyholder dividends are recognized when declared, whereas GAAP recognizes these over the term of the related policies;
(q)	company investment in the separate accounts in the form of seed money is presented as separate account assets, whereas GAAP presents the investment as a general account equity investment;
(r)	identification of other-than-temporary impairment uses an “intent and ability to hold” criteria whereas GAAP uses an “intent and ability not to sell” criteria; and
(s)	the investment in Federal Home Loan Bank stock is reported as an investment in common stock, unaffiliated, whereas for GAAP this is reported within other invested assets.

The Company’s net income as presented in its consolidated financial statements prepared in conformity with GAAP was $208,620 and $177,683 for the years ended December 31, 2015 and 2014, respectively. The Company’s equity as presented in its consolidated financial statements prepared in conformity with GAAP was $2,977,877 and $3,019,662 as of December 31, 2015 and 2014, respectively.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

¯	Carrying value of certain invested assets and derivatives
¯	Liabilities for reserves and funds for payment of insurance and annuity benefits
¯	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
¯	Litigation and other contingencies
¯	Pension and other postretirement and postemployment benefits

INVESTMENTS  Bonds with a NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued three times per year based on the current estimated cash flows, using the retrospective method, except for favorable changes in expected cash flows for structured securities where the possibility of non-interest loss is other than remote. In these cases, income is recognized on the prospective method over the remaining life of the securities. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower

2015 Statutory Financial Statements	Page 5

(In Thousands)

constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock  with a NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliates is carried at its underlying audited statutory equity. Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted. Unaffiliated common stock is carried at fair value. Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates are recognized as changes in unrealized gains or losses in surplus. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Real Estate  occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income. The Company obtains an external appraisal on a tri-annual basis. The most recent appraisal was as of June 2013.

Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash and Short-term investments  Cash includes investments purchased with maturities of three months or less. Short-term investments, which are carried at amortized cost and approximate fair value, consist primarily of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months.

Alternative Assets  consist primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends/income distributions from limited partnerships are recorded in investment income. Undistributed earnings are included in unrealized gains and losses and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the general partner, these investments are reported in accordance with the most recent valuations received which are primarily on a one quarter lag.

Other Invested Assets  The Company utilizes derivative financial instruments, including interest rate swaps, inflation swaps, financial futures, currency forwards, interest rate caps and equity options, in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends whether on the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the assets hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain or (loss) until they are closed, at which time they are recorded in realized capital gains/ (losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported in Other invested assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses

Page 6	The Penn Mutual Life Insurance Company

(In Thousands)

that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of derivative contracts.

The Company has entered into interest rate and currency swaps, interest rate futures and equity options in the form of call spreads that qualify for hedge accounting. The currency swaps have been designated to qualify as cash flow hedges of cash flows associated with foreign denominated securities in the investment portfolio. The equity options in the form of call spreads have been designated to qualify as cash flow hedges of cash flows associated with indexed credits related to the annual return of the S&P 500 Index on Indexed Universal Life (“IUL”) and Variable Universal Life (“VUL”) policies. The interest rate swaps have been designated to qualify as fair value hedges of the impact of changing interest rates on bonds in the corporate bond portfolio.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market based guarantees in the Company’s annuity and indexed universal life insurance product portfolio, which do not meet the criteria of an effective hedge.

The Company uses currency forwards to hedge the risk embedded in its foreign currency denominated alternative assets. They are carried at fair value and do not meet the criteria of an effective hedge.

Interest rate caps, credit default swaps and receiver swaps, a type of interest rate swap, are carried at fair value. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 6 for additional disclosures regarding derivatives.

The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for Other than temporary impairment (“OTTI”), which is accounted for as a realized loss. See Note 3 for additional information regarding LIHTC investments.

Other invested assets also include notes receivable from Janney Montgomery Scott, LLC (“JMS”), an affiliate, and the Company’s investment in its affiliate, ISP. See Note 11 for additional information regarding these other invested assets.

OTTI EVALUATION  The carrying values of bonds, mortgage-backed, asset-backed securities, alternative assets and LIHTCs are written down when a decline is considered to be other-than-temporary.

Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses and the interest related portion of the loss is disclosed in the notes to the financial statements.

Alternative assets  The Company’s evaluation for OTTI includes consideration of the remaining life of the partnerships and the performance of the underlying assets when evaluating the facts and circumstances

2015 Statutory Financial Statements	Page 7

(In Thousands)

surrounding the recovery of the cost of the partnership investments. Any such impairments are accounted for as a realized loss.

LIHTC  OTTI for LIHTC investments is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2015				2014

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$126	$8,570	NA		$233	$7,771	NA
Uncollected loading	(98)	(1,117)	NA		(194)	(622)	NA

Net uncollected	28	7,453	$420	$7,901	39	7,149	$385	$7,573

Deferred premium	10,979	51,853	NA		9,890	46,999	NA
Deferred loading	(8,499)	8,678	NA		(7,631)	7,862	NA

Net deferred	2,480	60,531	7	63,018	2,259	54,861	8	57,128

Subtotal — gross deferred and uncollected				70,919				64,701
Nonadmitted				(1,123)				(1,150)

Premiums due and deferred , net				$69,796				$63,551

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a benefits for loss basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets, after the consideration of any necessary valuation allowance, in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

Page 8	The Penn Mutual Life Insurance Company

(In Thousands)

CORPORATE OWNED LIFE INSURANCE  The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefit paid to policyholders and beneficiaries on the Statements of Income.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000 for single life and $7,500 for joint lives.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. See Note 10 for further discussion.

Funds Held Under Coinsurance  The Company records a liability for funds held pursuant to a 70% coinsurance with funds withheld agreement entered into with PIA. The liability represents the economic reserves under the terms of the reinsurance agreement. Refer to Note 8 for further discussion of this reinsurance agreement.

OTHER ASSETS  Computer equipment and packaged software is reported at cost of $100,608 and $97,032 less accumulated depreciation of $81,467 and $79,168 at December 31, 2015 and 2014, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2015 and 2014 was $2,299 and $1,825, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated to the lesser of contractor estimate or the remaining life of the building.

In 2013, the Company entered into agreements to sell, and subsequently leaseback, certain assets. These agreements are considered operating leases. See Note 12 for additional discussion of these leaseback commitments.

Other assets also includes receivables related to centrally cleared derivative transactions, receivables for collateral remitted to counterparties, amounts due from affiliates under the terms of service agreements. See Note 6 for additional information regarding derivative transactions and Note 11 for additional information regarding related party transactions.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/ (losses) on the assets, which reflects fair value. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income.

2015 Statutory Financial Statements	Page 9

(In Thousands)

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”) and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account. See Note 4 for a discussion of the Company’s obligation regarding these product features.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus. As of December 31, 2015 and 2014, the Company’s total nonadmitted assets were $184,986 and $159,908, respectively.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases which are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, and 2001 Commissioners’ Standard Ordinary Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

Reserves for deferred fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983 and 2000 Individual Annuity Mortality Tables and rates ranging from 2.00% to 13.25%.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to requirements prescribed by the NAIC in Actuarial Guideline XLIII (VACARVM). See Note 4 for further discussion.

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%.

The Company had $5,665,313 and $6,407,597 and as of December 31, 2015 and 2014, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

Page 10	The Penn Mutual Life Insurance Company

(In Thousands)

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year-end.

POLICYHOLDER’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS  include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/ (losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE  AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds, and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus and the change in AVR is reported in the Statements of Changes in Surplus.

DRAFTS OUTSTANDING  that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include accruals for general and operating expense, the fair value of certain derivative contracts in a loss position, collateral received from counterparties related to certain derivative contracts (see Note 6 for additional discussion of derivatives), life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position. See Note 8 for additional disclosures on the Company’s benefit plans.

BENEFIT PLANS  The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded). See Note 8 for additional disclosures on the Company’s benefit plans.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual. See Note 12 for further discussion.

SURPLUS NOTES  On July 1, 2010, the Company issued Surplus Notes (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2015 and 2014, the amortized cost basis of the 2010 Notes was $192,065 and $191,956, respectively. Interest paid on the 2010 Notes was $15,250 and $15,250 for the years ended December 31, 2015 and 2014, respectively. Total interest paid since the issuance of the 2010 Notes is $80,063.

On June 23, 2004, the Company issued Surplus Notes (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2015 and 2014, the amortized cost basis of the 2004 Notes was $197,347 and $197,275, respectively. Interest paid on the 2004 Notes was $13,300 and $13,300 for the years ended December 31, 2015 and 2014, respectively. Total interest paid since the issuance of the 2004 Notes is $149,920.

2015 Statutory Financial Statements	Page 11

(In Thousands)

Interest expense on surplus notes requires prior approval from the Pennsylvania Insurance Department.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2015, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE  Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as the modified coinsurance reserve adjustment relating to a coinsurance/modified coinsurance reinsurance agreement entered into with a third party effective December 31, 2015. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES  Other expenses includes amounts paid to PIA relating to interest earned on the funds withheld assets held by the Company pursuant to the 70% coinsurance with funds withheld agreement entered into with PIA that is discussed in Note 10. Other expenses also includes benefits paid by the Company under reinsurance agreements with PIA relating to index credits on certain universal life policies.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  In August 2014, the Company became a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within “Reserves and funds for payment of insurance and annuity benefits.” FHLB-PGH is a first-priority secured creditor.

The Company’ s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within “Common stock—unaffiliated.” The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Page 12	The Penn Mutual Life Insurance Company

(In Thousands)

As of December 31, 2015 and 2014, borrowings from the FHLB-PGH, segregated by those classified as advances and funding agreements, including the maximum outstanding during the years ended December 31 were as follows:

	2015	Maximum during 2015	2014	Maximum during 2014

Debt — Advances	$—	$—	$—	$—
Funding Agreements	450,000	450,000	—	100,000

Total	$450,000	$450,000	$—	$100,000

NEW ACCOUNTING STANDARDS

During 2015 the NAIC adopted revisions to SSAP No. 69, “Statement of Cash Flow (SSAP No. 69),” which clarified that the Statutory Statement of Cash Flow shall include only those transactions involving cash. These revisions are effective for the year ended December 31, 2015 and have been reflected in the Company’s Statement of Cash Flows.

During 2015, the NAIC adopted revisions to SSAP No. 93, “Accounting for LIHTC Property Investments (SSAP No. 93),” which became effective for the year ended December 31, 2015. These revisions clarify the statutory accounting treatment for LIHTC investments in light of recent U.S. GAAP guidance impacting LIHTC’s. For statutory accounting purposes, LIHTC investments continue to be amortized utilizing a proportional amortized cost method and the inclusion of federal tax benefits received during the holding period. Additionally, the revisions added certain disclosure regarding the amount of low-income housing tax credits and other tax benefits recognized during the years presented, and the balance of the investment recognized in the statement of financial position for the reporting periods presented. The Company has adopted the disclosure requirements, which are included in Note 3 and Note 9.

During 2015, the NAIC adopted revisions to SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”). These revisions include new requirement for reporting entities to disclose the gross, nonadmitted, and net admitted values of non-insurance SCAs, as well as certain information regarding the filing of such SCAs with the NAIC Securities Valuation Office. The additional disclosure requirements became effective for the year ended December 31, 2015. The Company has adopted the disclosure requirements, which are included in Note 11.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

	Admitted Value	Gross Unrealized Capital		Estimated Fair Value
2015		Gains	Losses

U.S. Treasury, U.S. Agency and other governmental securities	$267,478	$6,891	$7,585	$266,784
States and political subdivisions	1,116,530	129,477	7,489	1,238,518
Corporate securities	4,019,897	270,799	132,668	4,158,028
Residential mortgage-backed securities	210,292	15,549	1,002	224,839
Commercial mortgage-backed securities	1,480,434	40,462	20,520	1,500,376
Asset-backed securities	1,040,326	22,600	25,205	1,037,721

Total bonds	8,134,957	485,778	194,469	8,426,266
Redeemable preferred stock	72,595	4,456	53	76,998

TOTAL BONDS AND PREFERRED STOCK	$8,207,552	$490,234	$194,522	$8,503,264

2015 Statutory Financial Statements	Page 13

(In Thousands)

	Admitted Value	Gross Unrealized Capital		Estimated Fair Value
2014		Gains	Losses

U.S. Treasury, U.S. Agency and other governmental securities	$408,464	$9,143	$2,816	$414,791
States and political subdivisions	968,415	176,569	887	1,144,097
Corporate securities	3,807,116	471,248	18,752	4,259,612
Residential mortgage-backed securities	161,249	20,290	117	181,422
Commercial mortgage-backed securities	1,404,702	89,916	2,971	1,491,647
Asset-backed securities	778,542	39,679	7,376	810,845

Total bonds	7,528,488	806,845	32,919	8,302,414
Redeemable preferred stock	72,905	3,376	248	76,033

TOTAL BONDS AND PREFERRED STOCK	$7,601,393	$810,221	$33,167	$8,378,447

Included in the table above are securities held in custody and restricted for use under a reinsurance agreement with an admitted value and fair value totaling $632,040 and $693,765, respectively, as of December 31, 2015 and $574,172 and $682,537, respectively as of December 31, 2014.

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2015 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$98,385	$99,859
Due after one year through five years	550,503	591,093
Due after five years through ten years	1,072,131	1,056,697
Due after ten years	3,504,650	3,739,087
Residential mortgage-backed securities(1)	273,181	283,028
Commercial mortgage-backed securities(1)	1,527,514	1,548,465
Asset-backed securities(1)	1,108,593	1,108,037

Total bonds	8,134,957	8,426,266
Redeemable preferred stock	72,595	76,998

TOTAL BONDS AND PREFERRED STOCK	$8,207,552	$8,503,264

(1)	Includes U.S. Treasury/Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by home equity and manufactured housing loans, credit tenant leases and equipment trust certificates. These securities follow a structured principal repayment schedule and are rated investment grade, other than $67,210, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 5.70 years.

Investments on deposit with regulatory authorities as required by law were $3,859 and $3,808 at December 31, 2015 and 2014, respectively. Investments pledged as collateral for derivative contracts were $17,752 and $3,821 at December 31, 2015 and 2014, respectively. These investments are not available for use by the Company. The Company also has pledged collateral in the form of cash for certain derivative transactions. Refer to Note 6 for additional disclosures on derivatives and related collateral.

Page 14	The Penn Mutual Life Insurance Company

(In Thousands)

At December 31, 2015, the largest industry concentration of the Company’s portfolio was investments in the electric utilities sector of $614,847, representing 7.5% of the total debt securities portfolio.

CREDIT LOSS ROLLFORWARD

The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings.:

As of December 31,	2015	2014

Balance, beginning of period	$30,731	$30,762
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	—	(31)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	—
Credit loss impairment recognized in the current period on securities not previously impaired	—	—
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$30,731	$30,731

UNREALIZED LOSSES ON INVESTMENTS

Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2015 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2015	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

U.S. Treasury, U.S. Agency and other governmental securities	$149,978	$7,585	$5	$—	$149,983	$7,585
States and political subdivisions	201,214	6,743	12,789	746	214,003	7,489
Corporate securities	1,446,874	109,186	81,069	23,482	1,527,943	132,668
Residential mortgage-backed securities	70,638	1,002	—	—	70,638	1,002
Commercial mortgage-backed securities	484,300	18,287	28,687	2,233	512,987	20,520
Asset-backed securities	559,261	18,250	68,775	6,955	628,036	25,205

Total Bonds	2,912,265	161,053	191,325	33,416	3,103,590	194,469
Redeemable Preferred Stock	4,072	32	1,180	21	5,252	53

TOTAL BONDS AND PREFERRED STOCK	$2,916,337	$161,085	$192,505	$33,437	$3,108,842	$194,522

2015 Statutory Financial Statements	Page 15

(In Thousands)

	Less than 12 months		Greater than 12 months		Total
2014	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

U.S. Treasury, U.S. Agency and other governmental securities	$101,231	$1,797	$46,651	$1,019	$147,882	$2,816
States and political subdivisions	16,642	322	8,305	565	24,947	887
Corporate securities	375,393	10,582	182,082	8,170	557,475	18,752
Residential mortgage-backed securities	4,883	117	—	—	4,883	117
Commercial mortgage-backed securities	142,483	2,898	14,943	73	157,426	2,971
Asset-backed securities	248,320	4,501	30,583	2,875	278,903	7,376

Total Bonds	888,952	20,217	282,564	12,702	1,171,516	32,919
Redeemable Preferred Stock	21,437	236	788	12	22,225	248

TOTAL BONDS AND PREFERRED STOCK	$910,389	$20,453	$283,352	$12,714	$1,193,741	$33,167

Included in the December 31, 2015 amounts above is the interest portion of other-than-temporary impairments on securities of $159.

Unrealized losses on debt securities that were in an unrealized loss position less than twelve months at December 31, 2015, totaled 83% of the Company’s total fixed maturities unrealized loss, and unrealized losses on securities in an unrealized loss position greater than twelve months totaled 17% of the Company’s total fixed maturities unrealized loss. Of the total amount of debt securities unrealized losses, $172,900 or 89% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating in accordance with the NAIC methodology of 1 or 2. Unrealized losses on fixed maturity securities with a rating below investment grade represent $21,623 or 11% of the Company’s total fixed maturities unrealized losses.

The net increase in the number of securities with fair values below amortized cost and in the amount of unrealized capital losses is primarily related to the increasing interest rate environment; the 10yr and 30yr treasury rates rose 10 basis points and 27 basis points, respectively. Additionally, credit spreads widened across all major asset classes.

U.S. Treasury, U.S Agency and Other Governmental Securities  Unrealized losses on the Company’s investments in U.S. Treasury, U.S. Agency and other governmental obligations were $7,585 or 4% of the Company’s unrealized losses for debt securities. These were spread over 19 securities primarily related to the increasing interest rate environment.

States and Political Subdivisions  Unrealized losses on the Company’s investments in states and political subdivisions were $7,489 or 4% of the Company’s unrealized losses for debt securities. These were spread over 60 securities and the increase in value is attributable to an increase in treasury rates since purchase and widening credit spreads for select names.

Corporate Securities  Unrealized losses on corporate securities, which were primarily attributable to widening credit spreads and increasing interest rates since the date of purchase, were $132,668 or 68% of the total unrealized losses for debt securities. The amount of unrealized losses on the Company’s investment in corporate securities is spread over 423 individual securities with varying interest rates and maturities. There were 41 corporate securities with a fair value below 80% of the security’s amortized cost. The decline in fair value is primarily attributable to the increase in interest rates plus widening of credit spreads among investment grade and high yield.

Residential and Commercial Mortgage-Backed Securities  Unrealized losses on mortgage-backed securities were $21,522 or 11% of the total unrealized losses for debt securities. The amount of unrealized capital losses on the

Page 16	The Penn Mutual Life Insurance Company

(In Thousands)

Company’s investment in mortgage-backed securities was due to several factors, depending upon the security. In general, the causes were: the increase in Treasury rates, and spread widening specific to some individual securities. These losses were spread across 107 fixed and variable rate securities, 100% of which are investment grade. There were no mortgage-backed securities that were priced below 80% of the security’s amortized cost. Management believes the collateral is sufficient to recover amortized cost. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows.

Asset-Backed Securities  Unrealized losses on asset-backed securities were $25,205 or 13% of the total unrealized losses for debt securities. The unrealized losses on these investments are primarily related to the increase in short-term interest rates and widening spreads for select issues. These losses are spread across 113 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired. The Company also evaluates these securities for other-than-temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. There were 3 asset-backed securities that were priced below 80% of the security’s amortized cost.

Redeemable Preferred Stock  Unrealized capital losses on redeemable preferred stock were $53 or 0% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in redeemable preferred stock is spread over 20 individual securities. There were no redeemable preferred stocks that were priced below 80% of the security’s amortized cost.

COMMON STOCK – UNAFFILIATED  Unaffiliated equity securities had gross unrealized capital gains of $0 and $127 and gross unrealized capital losses of $23,365 and $3,359 as of December 31, 2015 and 2014, respectively.

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position, at:

	Less than 12 months		Greater than 12 Months			Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

Common stock — unaffiliated —
December 31, 2015	$25,317	$6,834	$50,207	$16,531	$75,524	$23,365
Common stock — unaffiliated —
December 31, 2014	57,253	2,863	1,470	496	58,723	3,359

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 16 individual securities. There were 8 unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2015 are temporary in nature. For further discussion on how the Company evaluates the impairment, see Note 2.

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2015 and 2014 was $1,513 and $1,621, respectively. The Company also invested $18,000 and $0 in FHLB-PGH Activity Stock as of December 31, 2015 and 2014. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2015 and 2014, the Company’s borrowing capacity with the FHLB-PGH was $685,916 and $916,675, respectively.

2015 Statutory Financial Statements	Page 17

(In Thousands)

The following represents the amount of collateral pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2015	Maximum during 2015	December 31 2014	Maximum during 2014

Carrying value	$496,789	$498,253	$—	$106,609
Fair value	531,031	544,091	—	114,763

The amount of interest paid to FHLB-PGH on borrowings classified as funding agreements for the years ended December 31, 2015 and 2014 was $1,304 and $54, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS ON LOAN-BACKED SECURITIES  There were no other-than-temporary impairments recognized on loan-backed securities for the years ended December 31, 2015 and 2014.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2015 and 2014, accumulated depreciation on real estate amounted to $19,840 and $18,601, respectively.

ALTERNATIVE ASSETS  The following table presents the Company’s Alternative assets portfolio as of December 31:

2015	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$170,284	$132,893
MBO	54,482	74,197
Distressed	48,041	25,494
Real asset	56,586	59,790
Mezzanine	19,412	15,013
Infrastructure*	18,684	153	Semi-annually	30 days
Hedge funds	40,798	0	Monthly	5 - 90 days
Secondaries	7,179	12,158
Fund of funds	15,156	4,495
Senior mezzanine	10,381	8,646
Direct lending	9,234	2,179

Total Alternative Assets	$450,237	$335,018

*	Redemption option only applies to one infrastructure fund (Value = $7,538; Unfunded Commitment = $0)

2014	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$125,267	$87,161
MBO	45,374	29,083
Distressed	44,430	18,744
Real asset	52,021	37,404
Mezzanine	23,932	19,934
Infrastructure*	20,296	133	Semi-annually	30 days
Hedge funds	48,027	—	Monthly	5 days
Secondaries	7,150	2,643
Fund of funds	15,935	6,775
Senior mezzanine	7,482	10,931
Direct lending	8,154	3,967

Total Alternative Assets	$398,068	$216,775

*	Redemption option only applies to one infrastructure fund (Value = $8,071; Unfunded Commitment = $0)

Page 18	The Penn Mutual Life Insurance Company

(In Thousands)

The investment values are provided per the partnerships’ capital statements. The Company has reviewed events that have occurred since the date the values were calculated and has determined that no adjustments to the calculated values are necessary. With the exception of four open-ended investments within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2015, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $5,340 and $1,551 for the years ended December 31, 2015 and 2014, respectively, associated with other-than-temporary impairments of certain partnership investments.

The Company recognized realized gains of $283 and $408 for the years ended December 31, 2015 and 2014, respectively, associated with redemptions from hedge fund investments.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2015 and 2014 were as follows:

	2015	2014

Derivatives	$59,602	$62,995
LIHTC	66,582	52,627
Other invested assets — affiliated	353,121	340,172
Other invested assets — unaffiliated	1,855	2,230

Total other invested assets	$481,160	$458,024

Refer to Note 6 for discussion on Derivatives. Other invested assets-affiliated, represents the Company’s investment in its subsidiary, ISP and notes receivable held by the Company from JMS, a subsidiary of ISP. Refer to Note 11 for additional discussion on Other invested assets-affiliated.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2015 and 2014. There were no write-downs due to forfeiture of eligibility and there were no impairments during the years ended December 31, 2015 or 2014.

Commitments of $21,777 and $2,559 have been recorded in other liabilities as of December 31, 2015 and 2014, respectively. The Company has unexpired tax credits with remaining lives ranging between 8-13 years and required holding periods for its LIHTC investments between 11-16 years.

2015 Statutory Financial Statements	Page 19

(In Thousands)

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/ (LOSSES)  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2015	2014

Income:
Bonds and preferred stock	$436,133	$422,614
Common stocks — affiliated	46,600	10.500
Unaffiliated	9,930	2,092
Real estate	2,760	2,760
Policy loans	14,810	15,202
Alternative assets	43,641	35,282
Other invested assets	18,279	31,007
Other	768	490
Derivatives	9,198	11,295
IMR amortization	(1,728)	(2,305)

Total investment income	580,391	528,937

Expenses:
Surplus note interest	28,731	28,718
Depreciation of real estate	1,240	973
Other investment expenses	18,576	18,880

Total investment expenses	48,547	48,571

NET INVESTMENT INCOME	$531,844	$480,366

During 2015 and 2014, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2015			2014

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$547,690	$34,816	$11,693	$1,272,076	56,171	13,727
Preferred stock	10,288	—	249	7,582	135	—
Common stock	66,265	546	—	11,276	44	188

In addition, during the years ended December 31, 2015 and 2014, the Company recognized realized losses of $2,358 and $0, respectively, related to the impairment of debt securities.

There was no nonadmitted accrued investment income at December 31, 2015 and 2014, respectively.

Realized capital gains/ (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2015	2014

Realized capital gains/(losses)	$47,082	$67,205
Less:
Amount transferred to IMR (net of related taxes of $(26,710) in 2015 and $(23,440) in 2014)	9,641	19,402
Income tax effect on realized capital gains/(losses)	26,710	30,405

NET REALIZED CAPITAL GAINS/(LOSSES)	$10,731	$17,398

Page 20	The Penn Mutual Life Insurance Company

(In Thousands)

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

The Company did not sell any securities with the NAIC’s designation 3 or below during the years ended December 31, 2015 and 2014 that were reacquired within 30 days of the sale date.

STRUCTURED NOTES  The following table represents structured notes held by the Company as of December 31:

2015
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Y/N)

3136F9RQ8	$1,294	$1,564	$1,423	N
912810FD5	182	236	135	N
912828C99	51,317	50,454	51,115	N
912828WU0	19,575	19,026	19,610	N

2014
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Y/N)

3136F9RQ8	$1,294	$1,561	$1,396	N
912810FD5	182	248	181	N
912828C99	51,317	50,110	51,181	N
912828WU0	48,937	48,154	48,847	N

Note 4.  RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2015	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	462,848	—	462,848	5%
At fair value	—	5,861,942	5,861,942	65%

Subtotal	462,848	5,861,942	6,324,790	70%

At book value — without adjustment	1,454,495	—	1,454,495	15%
Not subject to discretionary withdrawal	1,419,965	316,908	1,736,873	18%

Total annuity reserves and deposit liabilities gross	3,337,308	6,178,850	9,516,158	100%

Less: reinsurance ceded	(4,132)	—	(4,132)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$3,333,176	$6,178,850	$9,512,026

2015 Statutory Financial Statements	Page 21

(In Thousands)

2014	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	523,283	—	523,283	6%
At fair value	—	5,754,931	5,754,931	64%

Subtotal	523,283	5,754,931	6,278,214	70%

At book value — without adjustment	1,416,062	—	1,416,062	16%
Not subject to discretionary withdrawal	984,916	317,429	1,302,345	14%

Total annuity reserves and deposit liabilities gross	2,924,261	6,072,360	8,996,621	100%

Less: reinsurance ceded	(4,039)	—	(4,039)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$2,920,222	$6,072,360	$8,992,582

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31:

	2015	2014

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$261,356	$279,343
Policyholders’ reserves — individual annuities	2,100,475	2,110,245
Liabilities for deposit-type contracts	947,337	502,500
VACARVM reserves	24,008	28,134

Subtotal	3,333,176	2,920,222

Separate Account Annual Statement:
Annuities	6,178,717	6,072,208
Supplementary contracts with life contingencies	118	136
Other annuity contract-deposit-funds	15	16

Subtotal	6,178,850	6,072,360

TOTAL RESERVES	$9,512,026	$8,992,582

As of December 31, 2015 the Company has recorded reserves of $450,299 related to outstanding borrowings from the FHLB-PGH classified as funding agreements. There were no outstanding borrowings as of December 31, 2014.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

Page 22	The Penn Mutual Life Insurance Company

(In Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2015	2014

Account value	$6,131,714	$6,039,877
Net amount at risk	127,648	48,961

The Company has variable annuity contracts that have GMAB and GMAB/GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2015:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,641	$179,155	$170,432
GMWB w/inflation	12,630	1,991,421	1,935,732
GMAB/GMWB	16,104	2,647,553	2,564,041
GMWB w/ DB	934	140,841	133,117

Total	31,309	$4,958,970	$4,803,322

The following table summarizes the account values for the different benefit types as of December 31, 2014:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,490	$168,684	$160,262
GMWB w/inflation	11,818	1,889,717	1,835,481
GMAB/GMWB	15,629	2,592,078	2,502,167
GMWB w/ DB	803	120,898	113,644

Total	29,740	$4,771,377	$4,611,554

Reserves for living and death benefits are based on the methodology specified in Actuarial Guideline XLIII (VACARVM), which specifies the final reserve as the greater of standard and stochastic scenarios floored at the basic adjusted reserve and cash value. The standard scenario is based on a single path, deterministic projection with stipulated assumptions. The stochastic scenario is based on the Conditional Tail Expectation (“CTE”) 70% of 1000 stochastically generated interest rate scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the stochastic amount. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility and swap interest rates. At December 31, 2015 and 2014, the standard scenario was the greater of the two measures and was used as the final reserve. The final reserve balance for policies that fall within the scope of Actuarial Guideline XLIII, which covers both Living and Death Benefit guarantees, is $5,985,327 and $5,885,362, as of December 31, 2015 and 2014, respectively. During 2015 and 2014, as a result of the annual assumption review, there was a release of reserves of $100 and $0, respectively.

2015 Statutory Financial Statements	Page 23

(In Thousands)

Note 5.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable life and annuity products with assets of $6,894,442 and $6,854,843 at December 31, 2015 and 2014, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $323,396 and $324,225 at December 31, 2015 and 2014, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

	2015	2014

Premiums considerations and deposits	$493,263	$509,356
Reserves at December 31, at market value	7,039,100	6,986,569
Subject to discretionary withdrawal at market value	7,039,100	6,986,569

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income for the year ended December 31:

	2015	2014

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$493,263	$509,356
Transfers from separate accounts	382,347	358,141

Transfers as reported in the Statements of Income	$110,916	$151,215

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuity product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2015	2014

Enhanced Deferred Individual Annuity	$5,622,325	$5,489,239
Single Life Variable Universal Life	601,078	623,332
Basic Deferred Individual Annuity	402,107	438,453
Joint Life Variable Universal Life	268,932	303,819
Deferred Group Annuity	323,396	324,225

Total	$7,217,838	$7,179,068

Certain separate account liabilities are guaranteed by the general account.

As of December 31, 2015 and 2014, the general account of the Company had a maximum guarantee for separate account liabilities of $360,974 and $142,682, respectively. To compensate the general account for the risk taken, the separate account paid risk charges to the general account totaling $49,294 and $42,258 for the years ended December 31, 2015 and 2014, respectively and $149,273 for the four-year period between 2012 and 2015.

Page 24	The Penn Mutual Life Insurance Company

(In Thousands)

For the years ended December 31, 2015 and 2014, the general account of the Company has paid $681 and $443, respectively, towards separate account guarantees, and $4,912 cumulatively over the last five years.

Note 6.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses forward contracts, swaps, futures, options, and caps to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, as a result of Dodd Frank Title VII, interest rate swaps are now centrally cleared through an exchange.

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported in other invested assets. Derivative instruments with carrying values showing a loss are reported in other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments

December 31,			2015						2014

	Number	Notional Value	Fair Value		Carrying Value		Number	Notional Value	Fair Value		Carrying Value
			Gain	(Loss)	Gain	(Loss)			Gain	(Loss)	Gain	(Loss)
Cash flow hedges:
Equity options	64	$1,579,347	$33,285	$—	$50,011	$—	44	$950,163	$44,183	$—	$30,140	$—
Currency swaps	3	17,266	1,323	—	1,056	—	7	39,086	3,054	(224)	1,731	—
Interest rate swaps	1	50,000	—	(849)	—	—	—	—	—	—	—	—
Fair value hedges:
Interest rate swaps	2	45,000	—	(3,608)	—	—	1	25,000	—	(2,938)	—	—

Total designated and qualifying as hedges	70	$1,691,613	$34,608	$(4,457)	$51,067	$—	52	$1,014,249	$47,237	$(3,162)	$31,871	$—

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Fair values showing a gain are reported in other invested assets. Fair values showing a loss are reported in other liabilities. For the derivative instruments shown below, fair values equal carrying values.

2015 Statutory Financial Statements	Page 25

(In Thousands)

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

December 31,		2015				2014

	Number	Notional Value	Fair Value		Number	Notional Value	Fair Value
			Gain	(Loss)			Gain	(Loss)
Interest rate futures	1,100	$262,300	$—	$(1,837)	7,101	$1,255,727	$1,401	$(2,279)
Credit default swaps	1	5,000	—	(604)	1	5,000	—	(591)
Equity futures	1,055	106,361	—	(1,192)	1,500	150,707	—	(5,705)
Foreign currency forwards	—	—	—	—	1	19,103	1,489	—
Interest rate swaps	34	3,465,600	3,973	(44,223)	13	1,139,400	1,876	(25,761)
Inflation swaps	2	125,000	—	(11,467)	2	125,000	—	(10,540)
Equity options	15	813,990	2,450	(3,395)	15	628,100	26,358	(1,692)
Total return swaps	14	569,497	2,112	(32,296)	4	270,472	—	(22,836)
Swaptions	2	170,000	—	(464)	5	695,000	—	(930)
Treasury forwards	1	20,000	—	(508)	—	—	—	—

Total not designated and not qualifying as hedges	2,224	$5,537,748	$8,535	$(95,986)	8,642	$4,288,509	$31,124	$(70,334)

The impact of derivative instruments reported on the Statements of Income for the years ended December 31, 2015 and 2014, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments

Years Ended December 31,	2015		2014

	Net Investment Income/(Loss)	Net Investment Gains/ (Losses)[1]	Net Investment Income/(Loss)	Net Investment Gains/ (Losses)[1]
Cash flow hedges:
Interest rate swaps	$583	$—	$—	$—
Currency swaps	150	5,106	11	—
Fair value hedges:
Interest rate swaps	(1,166)	5,479	(231)	—
Interest rate futures	—	—	—	197

Total qualifying hedges	$(433)	$10,585	$(220)	$197

1	Net investment gains/ (losses) were transferred to the IMR.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2015		2014

	Net Investment Income/(Loss)	Net Investment Gains/ (Losses)[1]	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]
Interest rate futures	$—	$8,839	$—	$(8,985)
Interest rate caps	—	—	—	(4,380)
Credit default swaps	(254)	—	(274)	—
Equity futures	—	(10,430)	—	(23,293)
Foreign currency forwards	—	2,573	—	(149)
Interest rate swaps	10,066	17,588	10,979	28,334
Inflation swaps	(2,128)	—	(338)	—
Equity options	—	4,441	—	66,303
Total return swaps	1,947	(4,846)	1,148	(35,976)
Swaptions	—	2,126	—	3,581

Total nonqualifying hedges	$9,631	$20,291	$11,515	$25,435

1	$2,267 and $538, of the net investment gains/(losses) were transferred to the IMR for the years ended December 31, 2015 and 2014, respectively.

Page 26	The Penn Mutual Life Insurance Company

(In Thousands)

Derivative Instruments Designated and Qualifying as Hedging Instruments

The Company has entered into currency swaps that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to foreign currency securities. These currency swaps are used to reduce market risks from changes in foreign exchange rates. The hedging instruments are held at amortized cost. For the currency swaps, the change in value related to foreign exchange fluctuations is recognized as an unrealized gain or loss, as applicable. The change in unrealized capital gains/(losses) for these currency swaps designated and qualifying as hedging instruments for the years ended December 31, 2015 and 2014 were $(674) and $3,494 respectively.

The company has entered into an interest rate swap that qualifies for hedge accounting. The swap has been designated as a cash flow hedge of cash flows related to the variability of interest rate payments associated with holdings of 3-month LIBOR variable rate fixed income securities. The hedging instrument is held at amortized cost. The effective portion of the hedge flows through the income statement. At termination, the gain or loss on the derivative is transferred to the IMR and amortized into income over the remaining life of the derivative.

Derivative instruments used in cash flow hedges that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows is 16 years.

The Company has purchased equity options in the form of call spreads that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to the annual return of the S&P 500 Index. These call spreads are used to hedge the increase in liability associated with indexed credits on IUL and VUL policies. As these are derivatives in a highly effective hedge, they are carried at cost in a manner consistent with the firm commitment being hedged. At termination, a realized gain amount, net of the cost basis, is recognized within benefits paid to policyholders and beneficiaries on the Statements of Income, consistent with the change in liability associated with the account value. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss). At the time of exercise or expiration of the derivative, the associated realized gain or loss will flow through net investment gain/(loss) on the income statement.

The company has entered into interest rate swaps that qualify for hedge accounting. The swaps have been designated as a fair value hedge of changes in the market value of three bonds in the corporate bond portfolio due to changes in interest rates. The effective portion of the hedges flows through the income statement. At termination, the change in the fair value of the derivatives flow through the income statement; the change in the fair value of the bonds will be used to adjust the book basis of the bonds and the remaining amount will be amortized over the remaining life of the bonds. The gain or loss of the derivatives at termination will be amortized through IMR over the remaining life of the hedged asset.

During the year ended December 31, 2015, the Company entered into and subsequently terminated fair value hedge accounting for an interest rate swap. When the derivative instrument was closed it resulted in a realized gain of $5,479 which was transferred to the IMR and will be amortized into income over the remaining duration of the hedged asset.

During the year ended December 31, 2014, the Company entered into fair value hedge accounting for two interest rate futures. Hedge accounting for one such hedge was subsequently terminated when the derivative instrument was closed and resulted in a realized gain of $197. Hedge accounting for the other such hedge was subsequently terminated when the derivative instrument was closed, which was proven to be ineffective, resulting in a realized gain of $59. The realized gains for both hedges were transferred to the IMR and are being amortized over the duration of the derivative instruments.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company enters into interest rate caps, interest rate and equity futures, credit default swaps, forward contracts, interest rate swaps, inflation swaps and equity options that do not qualify for hedge accounting.

2015 Statutory Financial Statements	Page 27

(In Thousands)

These instruments are carried at fair value and are classified as either other invested assets or other liabilities in the Statements of Admitted Assets, Liabilities and Surplus. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The Company uses interest rate swaps, interest rate futures and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

Foreign currency forwards are used to hedge the risk embedded in the Company’s investment in Euro-denominated alternative assets.

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2015	2014

Interest rate futures	$(960)	$2,338
Interest rate caps	—	4,380
Credit default swaps	(13)	227
Equity futures	4,513	(5,612)
Foreign currency forward	(1,489)	1,893
Interest rate swaps	(16,725)	41,970
Inflation swaps	(927)	(8,733)
Equity options	(13,479)	(33,024)
Total return swaps	(7,348)	10,348
Swaptions	(208)	785
Treasury forwards	(508)	—

Total	$(37,144)	$14,572

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into equity futures. The changes in value of the futures will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2015 and 2014, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, the agreements with the counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2015 and 2014, the Company pledged collateral of $128,318 and $6,731, respectively, in the form of securities and cash. The cash received from held collateral is invested in an interest bearing money market fund and is reflected as a short-term investment.

Page 28	The Penn Mutual Life Insurance Company

(In Thousands)

As of December 31, 2015 and 2014, the Company pledged collateral for futures contracts of $10,134 and $16,169, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 7.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored by an internal Valuation Group which meets at least quarterly. The Valuation Group consists of financial and investment professionals and utilizes additional subject matter experts as applicable. The purpose of the Valuation Group is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Valuation Group regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Valuation Group.

2015 Statutory Financial Statements	Page 29

(In Thousands)

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or corroborated valuations from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy.

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Also included in Level 2 are private placement securities. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated internally by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain privately placed commercial mortgage backed, asset backed trust preferred, public debt and certain private debt securities priced internally based on observable and unobservable inputs. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with an internally developed valuation that utilizes market information and activity. As of December 31, 2015 and 2014, there were no debt securities carried at fair value that were valued in this manner.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

The methodologies followed for valuing the Company’s significant Level 3 debt securities include:

•

Commercial mortgage, residential mortgage and asset backed securities — These assets are valued based upon broker quotes which are updated regularly. The quoted valuation is based upon a discounted cash flow model and the assumptions underlying the model include swap curve rates, prepayment and default assumptions and an illiquidity premium. On a periodic basis, management reviews the underlying assumptions with the quoting broker and reviews the final quotes for reasonableness.

•

Asset backed trust preferred securities — The process used to value these assets consists of determining the current market price and credit spread of the underlying floating rate security that will be received at maturity of the trust. That value is then discounted based upon a rate consisting of the applicable swap yield to maturity, the discount margin and an illiquidity premium established by management.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred

Page 30	The Penn Mutual Life Insurance Company

(In Thousands)

equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades we have directly observed. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

CASH AND SHORT-TERM INVESTMENTS  Short-term investments carried at Level 1 consist of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  Derivatives instruments not qualifying as an effective hedge with a positive fair value are recorded as other invested assets. Derivatives instruments not qualifying as an effective hedge with negative fair values are reported as other liabilities. The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors. In order to validate reasonability, prices are reviewed by our internal investment professionals through comparison with directly observed recent market trades, comparison with internal valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to our observations of those inputs in the market. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The Company’s exchange traded futures include index futures that are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy. Derivative positions traded in the over-the-counter (“OTC”) derivative market are classified within Level 2. These investments include: interest rate swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors and/or recent trading activity. Refer to Note 6 for additional disclosures regarding derivatives.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

2015 Statutory Financial Statements	Page 31

(In Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2015	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$4,759	$—	$4,759
Commercial MBS	—	—	8,000	8,000
Asset-backed securities	—	—	1,579	1,579

Total Bonds	—	4,759	9,579	14,338
Common stock — unaffiliated	75,523	—	20,484	96,007
Derivatives
Interest rate swaps	—	3,973	—	3,973
Equity options	—	2,450	—	2,450
Total return swaps	—	2,112	—	2,112

Total derivatives	—	8,535	—	8,535

Total investments	75,523	13,294	30,063	118,880
Separate account assets (1)	7,217,838	—	—	7,217,838

Total assets	$7,293,361	$13,294	$30,063	$7,336,718

Liabilities:
Derivatives	$(3,030)	$(92,956)	$—	$(95,986)

Total Liabilities	$(3,030)	$(92,956)	$—	$(95,986)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

Page 32	The Penn Mutual Life Insurance Company

(In Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2014	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$285	$—	$285
Commercial MBS	—	3,311	—	3,311
Asset-backed securities	—	9,591	1,640	11,231

Total Bonds	—	13,187	1,640	14,827
Redeemable preferred stock	—	800	—	800
Common stock — unaffiliated	66,604	—	2,592	69,196
Derivatives
Interest rate swaps	—	1,876	—	1,876
Interest rate futures	1,401	—	—	1,401
Equity options	—	26,358	—	26,358
Foreign Currency Forwards	—	1,489	—	1,489

Total derivatives	1,401	29,723	—	31,124

Total investments	68,005	43,710	4,232	115,947
Separate account assets(1)	7,179,068	—	—	7,179,068

Total assets	$7,247,073	$43,710	$4,232	$7,295,015

Liabilities:
Derivatives	$(7,984)	$(62,350)	$—	$(70,334)

Total liabilities	$(7,984)	$(62,350)	$—	$(70,334)

SIGNIFICANT TRANSFERS BETWEEN LEVEL 1 AND LEVEL2  There were no significant transfers between Level 1 and Level 2.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were no assets transferred out of Level 3 during 2015. There was one asset that had an NAIC designation downgrade in 2015, requiring that it be carried at the lower of amortized cost or fair value. This has been classified as Level 3. There were no assets transferred in or out of level 3 for the year ended December 31, 2014.

2015 Statutory Financial Statements	Page 33

(In Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2015 and 2014 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Asset-Backed Securities	Common Stock	Commercial MBS	Total Assets

Balance January 1, 2015	$1,640	$2,592	$—	$4,232
Transfers in	—	—	8,000	8,000
Transfers out	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	17	—	—	17
Surplus	5	—	—	5
Amortization/Accretion	—	—	—	—
Purchases/(Sales):
Purchases	—	18,000	—	18,000
(Sales)	(83)	(108)	—	(191)

Balance December 31, 2015	$1,579	$20,484	$8,000	$30,063

	Asset-Backed Securities	Common Stock	Total Assets

Balance January 1, 2014	$1,743	$971	$2,714
Transfers in	—	—	—
Transfers out	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	4	—	4
Surplus	4	—	4
Amortization/Accretion	—	—	—
Purchases/(Sales):
Purchases	—	9,672	9,672
(Sales)	(111)	(8,051)	(8,162)

Balance December 31, 2014	$1,640	$2,592	$4,232

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2015:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or/ weighted avg.

Assets:
Investments
Bonds
Asset-backed securities	$1,579	Broker quote(1)	Not available	N/A
Commercial MBS	8,000	Property, appraised and credit support	Not available	N/A

Common stock	971	Enterprise valuation multiple(2)	Enterprise valuation multiple	6.0 multiple
	19,513	Set by issuer — FHLB-PGH(3)	Not available	N/A

Total investments	$30,063

(1)	Broker quoted fair values on these asset backed securities represent indicative, non-binding quotes developed by a single market maker. The significant inputs are not developed by the Company and are not reasonably available.

Page 34	The Penn Mutual Life Insurance Company

(In Thousands)

(2)	The Company estimates the fair value using a model which applies an enterprise valuation multiplier to estimated earnings before income taxes, depreciation, and amortization.
(3)	The par value of capital stock is $100. The capital stock is issued, redeemed and repurchased at par.

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2015	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$8,426,266	$8,134,957	$73,900	$7,589,325	$763,041
Redeemable preferred stock	76,998	72,595	44,056	30,980	1,962
Common stock-unaffiliated	96,007	96,007	75,523	—	20,484
Cash and short-term investments	245,071	245,071	245,071	—	—
Derivatives	43,143	59,602	—	43,143	—
Separate Account assets	7,217,838	7,217,838	7,217,838	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,394,501	$2,352,887	$—	$—	$2,394,501
Derivatives	95,986	95,986	92,956	3,030	—
Separate Account liabilities	7,217,838	7,217,838	7,217,838	—	—

2014	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$8,302,414	$7,528,488	$18,174	$7,681,891	$602,349
Redeemable preferred stock	76,033	72,905	44,875	29,976	1,182
Common stock-unaffiliated	69,196	69,196	66,604	—	2,592
Cash and short-term investments	128,700	128,700	128,700	—	—
Derivatives	78,361	62,995	1,401	76,960	—
Separate Account assets	7,179,068	7,179,068	7,179,068	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,421,249	$2,367,290	$—	$—	$2,421,249
Derivatives	73,496	70,334	7,984	65,512	—
Separate Account liabilities	7,179,068	7,179,068	7,179,068	—	—

Note 8.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

2015 Statutory Financial Statements	Page 35

(In Thousands)

The Company approved the freezing of benefits under its qualified and Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans effective December 31, 2005. Therefore, there no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, producers and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income. To hedge against volatility for the investment earnings credited, the Company has purchased corporate-owned life insurance contracts.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Benefits		Other Benefits
	2015	2014	2015	2014

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$181,602	$159,925	$24,827	$25,822
Service cost	—	—	416	382
Interest cost	7,273	7,573	850	1,012
Actuarial loss/(gain)	(7,600)	22,946	(2,580)	(492)
Benefits paid	(9,084)	(8,843)	(1,490)	(1,897)
Change in plan provisions	—	—		—

Projected benefit obligation at end of year	$172,191	$181,601	$22,023	$24,827

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows at December 31:

	Pension Benefits		Other Benefits
	2015	2014	2015	2014

Discount rate	4.50%	4.10%	4.20%	3.80%
Rate of compensation increase	N/A	N/A	N/A	N/A

Page 36	The Penn Mutual Life Insurance Company

(In Thousands)

The assumed health care cost trend rates used in determining the benefit obligation were as follows as of December 31:

	2015		2014
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	7.25%	7.75%	7.45%	6.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2025	2025	2022	2022

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

As of December 31, 2014, the Company changed its mortality assumptions for all plans to reflect the RP-2014 fully generational mortality tables, with modification for projected mortality improvements, in connection with the final updated RP-2014 mortality tables released by the Society of Actuaries in 2014.

PLAN ASSETS  The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2015	2014	2015	2014

Change in plan assets:
Fair value of plans assets at beginning of year	$179,097	$175,673	$—	$—
Actual return on plan assets	2,277	9,609	—	—
Employer contribution	2,569	2,658	1,490	1,897
Benefits paid	(9,084)	(8,843)	(1,490)	(1,897)

Fair value of plan assets at end of year	$174,859	$179,097	$—	$—

The plan assets consist primarily of mutual funds. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1.

The following table presents the financial instruments carried at fair value in Company’s pension plan asset as of December 31, 2015:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$84,442	$—	$—	$84,442
Bond funds	66,215	—	—	66,215
Money market funds	24,202	—	—	24,202

Total	$174,859	$—	$—	$174,859

2015 Statutory Financial Statements	Page 37

(In Thousands)

The following table presents the financial instruments carried at fair value in Company’s pension plan assets as of December 31, 2014:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$90,395	$—	$—	$90,395
Bond funds	80,684	—	—	80,684
Money market funds	8,018	—	—	8,018

Total	$179,097	$—	$—	$179,097

The Company’s overall investment strategy with respect to pension assets are growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objective over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2014 was 50%/50% between equity and bond funds. The target allocation for 2015 was a 40%-60%/ 40%-60% allocation between equity and bond funds The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

The Company’s pension plan asset allocation at December 31, 2015 and 2014, and target allocations are as follows:

	2016 Target Allocation		Percentage of Plan Assets As of December 31,
Asset Category			2015	2014

Equity funds	40.0	% – 60.0%	48.3%	50.5%
Bond funds	40.0	% – 60.0%	37.9%	45.0%
Money market funds	0%		13.8%	4.5%

Total	100.0%		100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS  The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial loss, unrecognized prior service costs, and remaining initial transition.

The following table sets forth the funded status of the plans as of December 31, 2015 and 2014 as of the measurement date.

	Pension Benefits		Other Benefits
	2015	2014	2015	2014

Benefit obligation	$(172,191)	$(181,601)	$(22,023)	$(24,827)
Fair value of plan assets	174,859	179,097	—	—

Funded Status	$2,668	$(2,504)	$(22,023)	$(24,827)

Page 38	The Penn Mutual Life Insurance Company

(In Thousands)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities, and Surplus as follows as of December 31:

	Pension Benefits		Other Benefits
	2015	2014	2015	2014

Prepaid pension asset (nonadmitted)	$30,593	$27,993	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(27,925)	(30,497)	(21,925)	(21,201)

	2,668	(2,504)	(21,925)	(21,201)
Unrecognized transition liability	—	—	(98)	(3,626)

Funded Status	$2,668	$(2,504)	$(22,023)	$(24,827)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2015	2014	2015	2014

Projected benefit obligation	$(144,266)	$(151,104)	$(27,925)	$(30,497)
Fair value of plan assets	174,859	179,097	—	—

Funded Status	$30,593	$27,993	$(27,925)	$(30,497)

Accumulated benefit obligation	$(144,266)	$(151,104)	$(27,925)	$(30,497)

SURPLUS ITEMS NOT YET RECOGNIZED  The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Benefits		Other Benefits
	2015	2014	2015	2014

Unrecognized prior service cost	$—	$—	$1,755	$1,754
Unrecognized actuarial loss	31,778	29,896	794	3,374

Total	$31,778	$29,896	$2,549	$5,128

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92 during the year ended December 31, 2015 and 2014, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2015	2014	2015	2014

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$29,896	$5,369	$5,128	$5,619
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	—	(15)	1	1
Net actuarial loss/(gain) arising during the period	2,426	25,421	(2,580)	(492)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(544)	(879)	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$31,778	$29,896	$2,549	$5,128

2015 Statutory Financial Statements	Page 39

(In Thousands)

Amounts in surplus expected to be recognized as components of net periodic benefit cost/(credit) in 2016 are as follows:

	Pension Benefits	Other Benefits

Amortization of net prior service credit	$629	$(1)
Amortization of actuarial net loss	—	—

NET PERIODIC BENEFIT COST/(CREDIT)  The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Benefits		Other Benefits
	2015	2014	2015	2014

Service cost	$—	$—	$416	$382
Interest cost	7,273	7,573	850	1,012
Expected return on plan assets	(12,302)	(12,084)	—	—
Amortization of prior service cost/(credit)	—	15	(1)	(1)
Amortization of actuarial losses/(gains)	544	879	—	—

Total net periodic benefit (credit)/cost	$(4,485)	$(3,617)	$1,265	$1,393

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Benefits		Other Benefits
	2015	2014	2015	2014

Discount rate	4.10%	4.85%	3.80%	4.50%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2015		2014
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	7.45%	6.75%	7.75%	7.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2022	2022	2022	2022

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Impact on total service and interest cost components	$88	$(76)
Impact of postretirement benefit obligation	1,287	(1,144)

Page 40	The Penn Mutual Life Insurance Company

(In Thousands)

ACTUAL CONTRIBUTIONS AND BENEFITS  The contributions made and the benefits paid from the plans at December 31 were:

	Pension Benefits		Other Benefits
	2015	2014	2015	2014

Employer Contributions	$2,569	$2,658	$1,490	$1,897
Benefits Paid	(9,084)	(8,843)	(1,490)	(1,897)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2016, the Company expects to make the minimum required contribution to the funded pension plan, currently estimated to be $0. The Company expects to contribute to the unfunded pension and postretirement plans in amounts equal to the expected benefit costs of approximately $2,699 and $1,751, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2015 and 2014. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plan Benefits	Other Post Retirement Plan Benefits

2016	$9,769	$1,751
2017	10,086	1,764
2018	10,404	1,752
2019	10,650	1,728
2020	10,764	1,698
Years 2021-2025	54,789	8,026

Total	$106,462	$16,719

DEFINED CONTRIBUTION PLANS  The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time agents. The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Managers of that subsidiary. For the years ended December 31, 2015, and 2014, the expense recognized for these plans was $4,610 and $6,252, respectively.

At December 31, 2015 and 2014, $142,049 and $138,333, respectively, of the defined contribution plans’ assets were invested in the Company’s group annuity contracts.

Note 9.  FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 – Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2015 and 2014.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the

2015 Statutory Financial Statements	Page 41

(In Thousands)

timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2015 and 2014.

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description		2015			2014

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$440,023	$60,478	$500,501	$394,103	$33,710	$427,813
Statutory valuation allowance adjustment	—	—	—	—	—	—

Adjusted gross deferred tax assets	440,023	60,478	500,501	394,103	33,710	427,813
Adjusted gross deferred tax assets nonadmitted	(118,039)	—	(118,039)	(94,522)	—	(94,522)

Subtotal — admitted adjusted deferred tax asset	321,984	60,478	382,462	299,581	33,710	333,291
Gross deferred tax liabilities	(93,950)	(57,833)	(151,783)	(70,315)	(32,825)	(103,140)

Net admitted deferred tax asset	$228,034	$2,645	$230,679	$229,266	$885	$230,151

Description	Changes during 2015

	Ordinary	Capital	Total
Gross deferred tax assets/(liabilities)	$45,920	$26,768	$72,688
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	45,920	26,768	72,688
Adjusted gross deferred tax asset nonadmitted	(23,517)	—	(23,517)

Subtotal — admitted adjusted deferred tax asset	22,403	26,768	49,171
Gross deferred tax (liability)/asset	(23,635)	(25,008)	(48,643)

Net admitted deferred tax asset	$(1,232)	$1,760	$528

Page 42	The Penn Mutual Life Insurance Company

(In Thousands)

Admitted DTA’s are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2015			2014

	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	198,868	31,811	230,679	196,542	33,609	230,151
1. Adjusted gross DTA expected to be realized following the balance sheet date	233,811	31,811	265,622	196,542	33,609	230,151
2. Adjusted gross DTA allowed per limitation threshold			230,679	—	—	232,766
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	123,116	28,667	151,783	103,039	101	103,140

DTA admitted as the result of application of SSAP No.101	$321,984	$60,478	$382,462	$299,581	$33,710	$333,291

Description	Changes during 2015

	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below))	2,326	(1,798)	528
1. Adjusted gross DTA expected to be realized following the balance sheet date	37,269	(1,798)	35,471
2. Adjusted gross DTA allowed per limitation threshold
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	20,077	28,566	48,643

DTA admitted as the result of application of SSAP No. 101	$22,403	$26,768	$49,171

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2015	2014

Ratio percentage used to determine recovery period and threshold limitation amount	539%	573%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$1,684,071	$1,684,153

2015 Statutory Financial Statements	Page 43

(In Thousands)

The impact of tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows:

December 31	2015				2014			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTA’s
Percentage of adjusted gross deferred tax assets attributable to the impact of tax planning strategies
	67%	96%	71%	100%	97%	100%	(33)%	(1)%	(29)%

Net admitted DTA’s
Percentage for net admitted adjusted gross deferred tax assets admitted because of the impact of tax planning strategies
	81%	100%	83%	100%	100%	100%	(19)%	—%	(17)%

The Company’s tax planning strategies do not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2015	2014

Current federal income tax expense/(benefit)	$(33,190)	$36,037
Receivable adjustment per IRS audit	(2,023)	—

Federal income tax (benefit)/expense	(35,213)	36,037
Income tax effect on realized capital gains/(losses)	26,710	30,405

Federal and foreign income taxes incurred	$(8,503)	$66,442

Page 44	The Penn Mutual Life Insurance Company

(In Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2015	2014	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$45,412	$46,540	$(1,128)
DAC	101,039	95,503	5,536
Dividend to policyholders	16,800	14,420	2,380
Deferred compensation	35,228	33,821	1,407
Nonadmitted assets	18,224	17,944	280
LIHTC credits	33,872	25,216	8,656
NOL Carryforward	95,753	78,512	17,241
Other- ordinary	15,272	11,004	4,268
Reinsurance transaction	7,280	—	7,280
Coinsurance transaction	10,571	10,571	—
PML Reserve Financing	60,572	60,572	—

Subtotal — Gross ordinary DTAs	440,023	394,103	45,920

Statutory valuation allowance adjustment — ordinary		—
Nonadmitted ordinary DTAs	(118,039)	(94,522)	(23,517)

Admitted ordinary DTAs	321,984	299,581	22,403

Capital:
Investments	4,594	1,162	3,432
Net unrealized capital losses	23,816	—	23,816
OTTI on investments	32,068	32,548	(480)

Gross capital DTAs	60,478	33,710	26,768
Statutory valuation allowance adjustment — capital	—	—	—
Nonadmitted capital DTAs	—	—	—

Admitted capital DTAs	60,478	33,710	26,768

Admitted DTAs	382,462	333,291	49,171

DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(82,684)	(60,000)	(22,684)
Other	(11,266)	(10,315)	(951)

Ordinary DTLs	(93,950)	(70,315)	(23,635)

Capital:
Investments — capital	(26,547)	—	(26,547)
Alternative asset investments	(31,286)	(27,791)	(3,495)
Net unrealized capital gains	—	(5,034)	5,034

Capital DTLs	(57,833)	(32,825)	(25,008)

DTLs	(151,783)	(103,140)	(48,643)

Net deferred tax asset	$230,679	$230,151	$528

2015 Statutory Financial Statements	Page 45

(In Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2015	2014	Change

Total deferred tax assets	$500,501	$427,813	$72,338
Total deferred tax liabilities	(151,783)	(103,140)	(48,643)

Net deferred tax asset	348,718	324,673	23,695
Statutory valuation allowance adjustment (“SVA”)	—	—	—
Net deferred tax asset/(liability) after SVA	348,718	324,673	24,045

Tax effect of net unrealized gains/(losses)			(28,850)
Tax effect of postretirement liability			(992)

Change in net deferred income tax			$(5,797)

Reconciliation of Federal Income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2015 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$102,447	$35,856	35.0%
Separate account dividend received deduction	(29,418)	(10,295)	(10.0)%
Dividends received deduction	(1,182)	(414)	(0.4)%
Meals and entertainment	351	123	0.1%
Executive benefits	4,612	1,614	1.6%
IMR tax adjustment	1,728	605	0.6%
Income from affiliates	(60,702)	(21,246)	(20.7)%
LIHTC		(8,652)	(8.4)%
Other	(849)	(297)	(0.4)%

Total		$(2,706)	(2.6)%

Federal income taxes incurred		$(8,503)	(8.3)%
Change in net deferred income tax		5,797	5.7%

Total Statutory Taxes		$(2,706)	(2.6)%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

In 2015, two Form 3115 “Application for Change in Accounting Methods” were filed with the IRS for the tax treatment of Indexed Universal Life and Variable Annuity hedging methodologies. Management believes they have made adequate provisions for these adjustments.

At December 31, 2015, the Company had $273,580 of net operating loss carryforwards available that will begin to expire in 2026. In addition, the Company had LIHTC available of $33,872 that will expire starting in 2030.

At December 31, 2015, the Company had no Alternative Minimum Tax (“AMT”) credit carryforwards.

There was no income tax expense for 2015, 2014 and 2013 that is available for recoupment in the event of future net losses.

Page 46	The Penn Mutual Life Insurance Company

(In Thousands)

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its majority owned subsidiaries. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group. As of December 31, 2015, only Penn Insurance and Annuity Company has elected to apply this clause of the tax sharing agreement.

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Horner, Townsend & Kent, Inc.

HTK Insurance Agency, Inc.

Penn Mutual Asset Management, Inc.

Longevity Insurance Company, Inc.

The Internal Revenue Service (“IRS”) has completed their examination of the Company’s income tax returns through the year 2010. A limited scope audit for the years 2006-2010 was completed in 2015. Management believes they have adequately presented all adjustments. Tax years 2012 and subsequent are still subject to audit by the IRS.

The Company recognizes interest and penalties, if any related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2015 and 2014, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed	Ceded	Net Amount

December 31, 2015:
Premium and annuity considerations	$1,803,531	$74,152	$681,398	$1,196,285
Reserves and funds for payment of insurance and annuity benefits	9,673,780	36,706	1,784,794	7,925,692

December 31, 2014:
Premium and annuity considerations	$1,617,182	$48,834	$1,002,010	$664,006
Reserves and funds for payment of insurance and annuity benefits	8,472,568	24,093	1,390,521	7,106,140

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2015 and 2014, the Company had a related reserve credit of $191,425 and $198,765, respectively, which was secured by investment grade securities with a market value of $206,591 and $237,522, respectively, held in trust.

2015 Statutory Financial Statements	Page 47

(In Thousands)

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products issued from 2007 through 2012. The Company retains 20% of the risk while reinsuring the remaining 80%, up to excess retention, which is already reinsured through separate treaties. The Company transferred $67,400 of reserves and $23,300 in cash, and received a $44,100 ceding commission. The after-tax gain of $30,200 was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company did not recognize amortization of this gain for the years ended December 31, 2015 and 2014.

INTERCOMPANY REINSURANCE  The Company maintains various reinsurance agreements with affiliates.

		Assumed/(Ceded)
		2015		2014
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Funds Withheld	PIA	$(48,702)	$(942,839)	$(849,045)	$(849,045)
IUL Inforce	PIA	(201,237)	(182,994)	—	—
Coinsurance	PIA	(134,135)	(428,233)	(37,764)	(338,684)
IUL	PIA	67,281	33,641	41,977	20,988
YRT — Over retention	PIA	2,114	236	1,955	218

Total		$(314,679)	$(1,520,189)	$(842,877)	$(1,166,523)

Coinsurance Funds Withheld  At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. The contract is a 70% coinsurance with funds withheld agreement with PIA effective December 31, 2014, to reinsure all risks related to an in-force block of single life no-lapse guaranteed universal life policies, net of inuring reinsurance, issued between October 2007 and June 2013 and inforce as of December 31, 2014. The policies are within the scope of the NAIC Valuation of Life Insurance Policies Model Regulation (“Regulation AXXX”). PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer.

The table below highlights the support for the Company reserve credit relating to its agreement with PIA, as well as the unamortized gain from the 2014 inforce transaction as of December 31:

	2015	2014

Reserve Credit	$942,840	$849,045
Assets supporting reserve:
Primary Assets	646,520	582,795
Other Assets – PIAre I	296,320	266,250
Unamortized initial gain	173,062	173,062

IUL Inforce  Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies issued by PML between 2012 and 2014. The Company ceded 100% of the risk, net of inuring reinsurance. The Company transferred $113,021 of reserves and $81,000 in securities, and received $32,021 in ceding commission. The after-tax gain of $20,814 was a direct increase to surplus and will be amortized into income over the emerging earnings of the business.

Coinsurance  The Company cedes certain insurance risks to PIA on a coinsurance basis.

IUL  The Company assumes the equity risk associated with PIA’s Indexed UL products on a YRT basis

YRT Over Retention  The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 which resulted in retention greater than $1,000 per life.

Page 48	The Penn Mutual Life Insurance Company

(In Thousands)

Note 11. RELATED PARTIES

The Company entered into revolving loan agreements with JMS on March 13, 2009 and January 15, 2010, to provide funding in an amount not to exceed $65,000 and $50,000, respectively. Terms of the loans specify that semi-annual interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are due to mature in January 2029 and March 2029, respectively.

The Company entered into revolving loan agreement with JMS on January 25, 2013, to provide funding in an amount not to exceed $80,000. Terms of the loan specify the interest rate will be the published 3-Month Libor +250bps as of the draw date and will subsequently reset on the first business day of every fiscal quarter. The principal balance is due to mature in January 2033.

The Company recorded $11,070 and $10,911 in interest income on these notes for the years ended December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, the Company had outstanding principle receivables from JMS of $165,000 and $165,000 and interest receivables of $2,797 and $2,782, respectively, relating to these agreements.

The following table summarizes the gross, nonadmitted, and net admitted value of the Company’s investment in SCA entities, segregated by line item classification within the Statements of Income:

December 31		2015			2014

	Gross	Nonadmitted	Net Admitted	Gross	Nonadmitted	Net Admitted
Common stock, affiliated:
PIA	$363,063	$—	$363,063	$417,234	$—	$417,234
HTK	9,525	—	9,525	9,888	—	9,888
PMAM	1,608	(1,608)	—	891	(891)	—

Subtotal	374,196	(1,608)	372,588	428,013	(891)	427,122

Other invested assets:
ISP	201,389	(13,268)	188,121	188,397	(13,225)	175,172

Total	$575,585	$(14,876)	$560,709	$616,410	$(14,116)	$602,294

The Company files the non-insurance company SCAs of HTK, and PMAM with the NAIC SVO. The most recent filings for each of these SCAs were Sub-2 filings in June 2015. The NAIC Valuation method for both of these SCAs was 2ciB3 and no resubmissions were required. The NAIC Valuation amounts for these filings, which were as of December 31, 2014, were $9,888 and $0 for HTK and PML. The Company has filed the note receivables from JMS with the NAIC SVO and such notes have been designated with a rating of 3s.

The Company’s unconsolidated subsidiaries had combined assets of $8,809,606 and $7,727,574 and combined liabilities of $8,130,939 and $7,025,582 as of December 31, 2015 and 2014, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $41,524 and $41,371 and other intangible assets of $3,204 and $6,320 at December 31, 2015 and 2014, respectively.

During 2015 and 2014, the Company made capital contributions to ISP in the form of cash in the amount of $16,721 and $668, respectively.

Note 12.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

2015 Statutory Financial Statements	Page 49

(In Thousands)

In 2012, a putative class action complaint was filed against the Company in federal court alleging that the Company breached its contracts by failing to distribute surplus in excess of an alleged statutorily prescribed limit. After the complaint was filed, the Company moved to dismiss the complaint and plaintiffs opposed the Company’s motion. The court decided the motion by abstaining from adjudicating the matter, ruling that the matter was one that should be decided by the Commonwealth of Pennsylvania Insurance Department. The action has been joined in the Insurance Department and the parties are presently conducting discovery. The Company believes that it has substantial defenses and will vigorously defend itself. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In December 2015, the New York State Department of Financial Services (“NY DFS”) notified the Company that it did not agree with the reported calculation of statutory reserves for New York financial reporting purposes for certain universal life with secondary guarantee products. During February 2016, the Company reached an agreement with the NY DFS which will result in Penn Mutual holding additional statutory reserves on a New York basis. As of December 31, 2015, Penn Mutual held sufficient statutory surplus to satisfy these additional New York reserves, but such additional reserves will reduce New York statutory surplus. The company is not domiciled in New York, and these changes do not impact statutory reserves reported in our state of domicile, Pennsylvania, or any states other than New York, and therefore do not impact RBC ratios.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2015 and 2014 was $375 and $750, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  The Company has entered into agreements to sell and subsequently leaseback certain assets. Computer equipment was sold for $1,070 with two different leaseback arrangements of $17 for 30 months and $15 for 36 months. Furniture and equipment was sold for $4,005 with a leaseback arrangement of $72 for 60 months. At the end of the lease terms, the Company has the option to return the equipment, purchase it at fair value or extend the leases. The Company has also entered into other leases, primarily for field offices. As of December 31, 2015 future minimum payments under noncancellable leases are as follows:

For the year ending:

2016	$12,094
2017	10,940
2018	8,078
2019	7,591
2020	6,423
Thereafter	20,352

Rent expense was $17,524 and $17,105 as of December 31, 2015 and 2014, respectively.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2015, the Company had outstanding commitments totaling $346,001 relating to these investment activities. The fair value of these commitments approximates the face amount.

UNCLAIMED PROPERTY  Significant attention has been focused on life insurance companies’ processes and procedures used to identify unreported death claims and whether life insurance companies use the Social Security Master Death File (“SSMDF”) to identify deceased policy and contract holders. The Company received notification from 14 states of their intent to examine compliance with their respective abandoned and unclaimed property acts. It is possible that other jurisdictions may pursue similar examinations. These actions may result in additional

Page 50	The Penn Mutual Life Insurance Company

(In Thousands)

payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company’s procedures. While the Company is not currently able to estimate these additional possible costs, the Company does not believe they will have a material impact to its financial position or liquidity.

LOW INTEREST RATE ENVIRONMENT  A period of sustained low interest rates could negatively impact the Company’s profitability as the interest margin could decline. Declines in our interest margin or instances where the returns on our general account investments are not enough to support the interest rate guarantees could have a material adverse effect on our businesses or results of operations. The Company recognizes this risk and has been proactive in our investment strategies, product designs, crediting rate strategies and overall asset-liability practices to mitigate the risk of unfavorable consequences in this type of environment.

In periods when interest rates are declining or remain at low levels, we may have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments reducing our interest margin. Moreover, borrowers may prepay fixed-income securities and mortgage-backed securities in our general account in order to borrow at lower market rates, which exacerbates this risk. Lowering interest crediting rates helps to mitigate the effect of margin compression on some of our products. However, because many of our contracts have guaranteed minimum interest or crediting rates, our margin could still decrease and potentially become negative.

During period of low interest rates, policy reserves may not be sufficient to meet future obligations and may need to be strengthened, which would reduce net income in that reporting period. No additional policyholder reserves were established in 2015 or 2014 as a result of the low interest rate environment.

Note 13.  DEBT

The Company has entered into repurchase agreements with financial institutions in the normal course of investment activities; however, there were no open positions as of December 31, 2015 and 2014.

Note 14.  SUBSEQUENT EVENTS

On January 4, 2016, the Company and its funded defined benefit pension plan invested $85,000 and $15,000, respectively, in a private investment bond fund that is managed by PMAM.

The Company has evaluated events subsequent to December 31, 2015 and through the financial statement issuance date of February 16, 2016 and has determined that there were no significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements

2015 Statutory Financial Statements	Page 51

PennMutual

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2016 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM8132

05/16

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements included in Part B:

Financial Statements of Penn Mutual Variable Annuity Account III:

Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities - December 31, 2015
Statements of Operations – For the Year Ended December 31, 2015
Statements of Changes in Net Assets – For the Years Ended December 31, 2015 and 2014
Notes to Financial Statements – December 31, 2015

Financial Statements of The Penn Mutual Life Insurance Company:

Independent Auditors’ Report Statements of Admitted Assets, Liabilities and Surplus for the Years Ended December 31, 2015 and 2014
Statements of Income and Changes in Surplus for the Years Ended December 31, 2015 and 2014
Statements of Cash Flows for the Years Ended December 31, 2015 and 2014
Notes to Financial Statements

(b)	Exhibits

	1.	(a)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing the establishment of Penn Mutual Variable Annuity Account III. Incorporated herein by reference to Exhibit 1(a) to the Registration Statement of Penn Mutual Variable Annuity Account III (the “Registrant”) on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

		(b)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing investments of the Registrant. Incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62825), as filed with the U.S. Securities and Exchange Commission on April 27, 1999 (EDGAR Accession No. 0000950116-99-000834).

	2.		Not applicable.

	3.	(a)(1)	Sales Support Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(a) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

(a)(2)	Schedule I to the Sales Support Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(a)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on
Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

		(b)	Distribution Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

(c)	Form of Agent’s Agreement relating to broker-dealer supervision. Incorporated herein by reference to Exhibit 3(c) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

(d)	Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

(e)	Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to
Exhibit 3(e) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

(f)	Schedule A to the Broker-Dealer Selling Agreement, Broker-Dealer Selling Agreement - Form A-2 and Corporate Insurance Agent Selling Agreement - Form A-1 (Edition of May 2012). Incorporated herein by reference to Exhibit 3(f) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

4.	(a)(i)	Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(a) to the Registrant’s Registration Statement on Form N-4 (File
No. 333-69386), as filed with the U.S. Securities and Exchange Commission on September 14, 2001 (EDGAR Accession No. 0000950116-01-500817).

(a)(ii)	Individual Variable and Fixed Annuity Contract with Flexible Purchase Payments. Incorporated herein by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-4 (File
No. 333-69386), as filed with the U.S. Securities and Exchange Commission on September 28, 2010 (EDGAR Accession No. 0001193125-10-218767).

(b)	Rider — Guaranteed Minimum Death Benefit — Rising Floor (GDBRF-00). Incorporated herein by reference to Exhibit 4(b) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

(c)	Rider — Guaranteed Minimum Death Benefit — Step Up (GDBSU-98). Incorporated herein by reference to Exhibit 4(c) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

(d)	Endorsement No. 1534-96 to the Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(d) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(e)	Endorsement No. 1542-97 to the Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(e) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(f)	Endorsement No. 1536-98 to the Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(f) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on February 24, 1999 (EDGAR Accession No. 0000950116-99-000291).

(g)	Rider—Estate Enhancement Rider (EEDB-01). Incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 20, 2001 (EDGAR Accession
No. 0000950116-98-000692).

(h)	Rider – Death Benefit Enhancement – Step Up. Incorporated herein by reference to Exhibit 4(d) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on May 22, 2002 (EDGAR Accession No. 0000950116-02-001203).

(i)	Rider – Death Benefit Enhancement – Rising Floor. Incorporated herein by reference to Exhibit 4(c) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on May 22, 2002 (EDGAR Accession No. 0000950116-02-001203).

(j)	Rider – Optional Guaranteed Minimum Accumulation Benefit. Incorporated herein by reference to Exhibit 4(j) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on April 28, 2006 (EDGAR Accession No. 0000950116-06-001384).

(k)	Rider – Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit. Incorporated herein by reference to Exhibit 4(k) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on April 28, 2006 (EDGAR Accession No. 0000950116-06-001384).

(l)	Rider – Guaranteed Lifetime Withdrawal Benefit. Incorporated herein by reference to Exhibit 4(I) to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on April 30, 2007 (EDGAR Accession No. 0000893220-07-001538).

(m)	Rider – Growth and Income Advantage. Incorporated herein by reference to Exhibit (4)(q) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-4 (File No.333-62811), as filed with the U.S. Securities and Exchange Commission on April 24, 2009 (EDGAR Accession
No. 0001104659-09-026746).

(n)	Rider – Purchasing Power Protector. Incorporated herein by reference to
Exhibit (4)(r) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-4(File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 24, 2009 (EDGAR Accession
No. 0001104659-09-026746).

(o)	Rider – Guaranteed Minimum Withdrawal Benefit With Inflation Adjustment Rider. Incorporated herein by reference to Exhibit (o) to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on September 28, 2010 (EDGAR Accession No. 0001193125-10-218767).

5.	(a)	Application (Form PM0678) for Individual Variable Annuity Contract. Incorporated herein by reference to Exhibit 5(a) to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on September 14, 2001 (EDGAR Accession
No. 0000950116-01-500817).

6.	(a)	Charter of The Penn Mutual Life Insurance Company (May 1983). Incorporated herein by reference to Exhibit 6(a) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No.
0001036050-98-001504).

	(b)	By-Laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

7.		None.

8.	(a)(1)	Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit 8 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No.
333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

	(a)(2)	Form of Assignment and Modification Agreement between Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 8(b)(2) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

	(a)(3)	Amendment to Fund Participation Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust. Incorporated herein by reference to Exhibit 8(b)(3) to Post-Effective Amendment No. 5 to the Registration Statement of Penn Mutual Variable Life Account I (File No. 33-54662), as filed with the U.S. Securities and Exchange Commission on April 30, 1997 (EDGAR Accession No. 0000950109-97-003328).

	(b)	Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation. Incorporated herein by reference to Exhibit 8(d) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

	(c)	Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation. Incorporated herein by reference to Exhibit 8(e) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

	(d)	Participation Agreement between The Penn Mutual Life Insurance Company, Morgan Stanley Universal Funds, Inc. (renamed The Universal Institutional Funds, Inc. effective May 1, 2000), Morgan Stanley Asset Management Inc. and Miller Andersen & Sherrerd LLP. Incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 2 to the Registration Statement of PIA Variable Annuity Account I (File No. 33-83120), as filed with the U.S. Securities and Exchange Commission on April 30, 1998 (EDGAR Accession No. 0000950109-97-003327).

9.		Opinion and Consent of Franklin L. Best, Jr., Esq., Managing Corporate Counsel of The Penn Mutual Life Insurance Company, as to the legality of the variable annuity contracts being registered. Incorporated herein by reference to Exhibit 9 to the

Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on December 6, 2001 (EDGAR Accession No. 0000950116-01-501231).

10.	(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herewith.

	(b)	Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

11.		Not applicable.

12.		Not applicable.

13.	(a)	Powers of Attorney for Messrs. Cook, Santomero, Lillie, Notebaert, Rock, Boehne, Chappel and Madame Carter. Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

	(b)	Power of Attorney of Madame Pudlin. Incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on April 19, 2013 (EDGAR Accession No. 0001193125-13-162924).

	(c)	Power of Attorney of Madame Waring dated April 4, 2014. Previously filed as Exhibit 13(c) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on April 18, 2014 (File No. 333-69386 and Accession No. 0001193125-14-149108) and incorporated herein by reference.

Item 25.	Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account. Unless otherwise noted, the principal business address of each of the Trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania 19172.

Name and Principal Business Address	Position and Offices with Depositor
Eileen C. McDonnell	Chairman and Chief Executive Officer
David O’Malley	President and Chief Operating Officer
Kevin T. Reynolds	Senior Vice President and Chief Legal Officer
Susan T. Deakins	Executive Vice President, Chief Financial Officer, and Treasurer
Joan P. Carter	Trustee of Penn Mutual
Robert E. Chappell	Trustee of Penn Mutual
William R. Cook	Trustee of Penn Mutual
Charisse R. Lillie	Trustee of Penn Mutual
Helen P. Pudlin	Trustee of Penn Mutual
Edmond F. Notebaert	Trustee of Penn Mutual
Robert H. Rock	Trustee of Penn Mutual
Anthony M. Santomero	Trustee of Penn Mutual
Susan D. Waring James S. Hunt	Trustee of Penn Mutual Trustee of Penn Mutual

Item 26.	Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware
Penn Mutual Asset Management, Inc.	Investment Adviser	Pennsylvania
Penn Series Funds, Inc.	Investment Company	Maryland
Penn Mutual Payroll Administration, LLC	Payroll	Pennsylvania
Independence Square Properties, LLC*	Holding Company	Delaware
Hornor, Townsend & Kent, Inc.	Registered Broker-Dealer and Investment Adviser	Pennsylvania
ILS Holdings LLC	Holding Company	Delaware

*	Independence Square Properties, LLC is 95.45% owned by Penn Mutual and 4.55% owned by The Penn Insurance and Annuity Company.

Penn Insurance and Annuity Company

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
PIA Reinsurance Company of Delaware I	Reinsurance	Delaware
Dresher Run I, LLC	Holding Company	Delaware
Longevity Insurance Company, Inc.	Life Insurer	Texas

Independence Square Properties, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Walnut O Corporation	Investments	Pennsylvania
Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware
LEAP Systems, LLC	Software	Delaware

Janney Montgomery Scott LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
JMS Resources, Inc.	Investments	Pennsylvania
Janney Capital Management, LLC	Investments	Delaware

JMS Resources, Inc.

Wholly-Owned Subsidiaries

Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
HTK Insurance Agency, Inc.	Insurance Agents or Brokers	Pennsylvania

Item 27.	Number of Contract Owners

As of February 29, 2016, there were:

6,782 – owners of qualified individual variable annuity contracts – PennFreedom

3,873 – owners of nonqualified individual variable annuity contracts – PennFreedom

Item 28.	Indemnification

Section 6.2 of the By-Laws of The Penn Mutual Life Insurance Company provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-Laws are filed as Exhibit 6(b) to this Registration Statement and are incorporated in this registration statement by reference.

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

Penn Mutual owns a directors and officers liability insurance policy covering liabilities directors and officers of Penn Mutual and its subsidiaries may incur in acting as directors and officers.

Selling Agreements currently entered into by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, Hornor, Townsend & Kent, Inc. (“HTK”) with securities brokers and insurance agents generally provide for indemnification of Penn Mutual and HTK and their directors and officers in the event of liability resulting from unauthorized acts of the brokers and insurance agents.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, Inc. also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, Inc.—Directors and Officers*

Michelle A. Barry	President, Chief Executive Officer
Jason R. Albino	Chief Compliance Officer
Thomas H. Harris	Executive Vice President, Distribution
Michael W. Williams	Assistant Vice President, Distribution
Timothy N. Donahue	Managing Director, Operations and Supervision
Jessica Swarr	Director, Corporate Tax
Franklin L. Best, Jr.	Counsel and Secretary
Charles Ingulli	Treasurer and Controller
David Raszeja	Vice President, Chief Ethics and Risk Officer
Pat Chiarlanza	Assistant Treasurer

*	The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, Inc.	$49,312	$0	$0	$0

Item 30.	Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 31.	Management Services

See “Administrative and Recordkeeping Services” in Part B of this Registration Statement.

Item 32.	Undertakings

The Penn Mutual Life Insurance Company hereby undertakes:

(a)	to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)	to include either (1) as part of any application to purchase a contract or account offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	to deliver any Statement of Additional information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

Restrictions on withdrawals under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Individual Variable and Fixed Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and that it has duly caused this Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and the Commonwealth of Pennsylvania, on the 15th day of April, 2016.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (Registrant)

By:	THE PENN MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/Eileen C. McDonnell
Eileen C. McDonnell Chairman and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 has been signed below by the following persons, in the capacities indicated, on the 15th day of April, 2016.

Signature	Title

/s/Eileen C. McDonnell Eileen C. McDonnell	Chairman and Chief Executive Officer

/s/David O’Malley David O’Malley	President and Chief Operating Officer

*JOAN P. CARTER	Trustee

*ROBERT E. CHAPPELL	Trustee

*WILLIAM R. COOK	Trustee

*CHARISSE R. LILLIE	Trustee

*HELEN P. PUDLIN	Trustee

*EDMOND F. NOTEBAERT	Trustee

*ROBERT H. ROCK	Trustee

*ANTHONY M. SANTOMERO	Trustee

*SUSAN D. WARING	Trustee

*JAMES S. HUNT	Trustee

*By: /s/Eileen C. McDonnell
Eileen C. McDonnell, attorney-in-fact

EXHIBIT INDEX

EXHIBIT No.	EXHIBIT

(10)(a)	Consent of PricewaterhouseCoopers LLP

(10)(b)	Consent of Morgan, Lewis & Bockius LLP